SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material under Rule 14a-12

                         TELECOMUNICATION PRODUCTS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)     Title of each class of securities to which transaction applies:


             -------------------------------------------------------------------
      2)     Aggregate number of securities to which transaction applies:


             -------------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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      4)     Proposed maximum aggregate value of transaction:


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      5)     Total fee paid:


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[X]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount Previously Paid:

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4)       Date Filed:

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



                        TELECOMMUNICATION PRODUCTS, INC.
                                 P. O. Box l7013
                             Golden, Colorado 80402


                               September 12, 2001

Dear Shareholder:

     You are cordially invited to attend the annual meeting of shareholders of Telecommunication Products, Inc. to be held at 10:00 a.m., Mountain Daylight Time, on Wednesday, October 10, 2001 at the Golden Hotel, 800 11th Street, Golden, Colorado 80401.

     Enclosed are the formal notice of the annual meeting and our proxy statement. This year, among other items, you are being asked to approve a merger to resolve a corporate status matter and a merger with Interleisure, S.A. Approval of the corporate status merger will result in no significant changes to the assets, liabilities, or outstanding shares of Telecommunication Products, except that a reverse split will reduce each 20 issued and outstanding shares of the corporation to one share. You will not have to turn in your existing Telecommunication Products stock certificates. The corporation's name will remain Telecommunication Products.

     Management also supports the proposed merger with Interleisure, S.A. For a number of years, the business of Telecommunication Products has not been significant. Management believes that the merger with Interleisure, S.A. will afford an opportunity for shareholders to obtain some value for their stock.

     Please read the enclosed proxy statement for the meeting. Whether or not you plan to attend the meeting, please sign, date and return the proxy card in the enclosed envelope to Computershare Trust Company, Inc. as soon as possible so that your vote will be recorded. If you attend the meeting, you may withdraw your proxy and vote your shares in person.

                                          Sincerely yours,

                                          /s/Donald Ranniger
                                          Donald Ranniger
                                          President

                        TELECOMMUNICATION PRODUCTS, INC.
                                 P. O. Box l7013
                             Golden, Colorado 80402


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To be Held on October 10, 2001


To the Shareholders of Telecommunication Products, Inc.:

     An annual meeting of shareholders of Telecommunication Products, Inc. ("Telpro") will be held on Wednesday, October 10, 2001 at 10:00 a.m. Mountain Daylight Time, at the Golden Hotel, 800 11th Street, Golden, Colorado 80401, for the following purposes:

     1.   To elect directors;

     2. To ratify the appointment of auditors to examine Telpro's accounts for the fiscal years ended March 31, 2000 and 2001;

     3. To consider and act upon a proposal to merge Telpro into a newly formed Colorado corporation formed on April 21, 1999 ("1999 Telpro"), which would also approve a reverse split of Telpro's issued and outstanding common stock pursuant to which Telpro would issue one share for 20 shares of its presently outstanding common stock;

     4. To consider and act upon a proposal to approve the merger of Interleisure, S.A. into Telpro involving an exchange of all of the outstanding shares of Interleisure, S.A. for 21,368,160 shares of common stock of Telpro (after giving effect to the reverse stock split) to be issued to the shareholders of Interleisure; and

     5. Transact such other business that may properly come before the meeting.

     Only shareholders of record at the close of business on Tuesday, September 4, 2001 are entitled to notice of and to vote at the meeting and any adjournments.

     All shareholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. The giving of your proxy will not affect your right to vote in person should you later decide to attend the meeting.


                                    By Order of the Board of Directors
                                    Telecommunication Products, Inc.


                                    Donald Ranniger
                                    President
Golden, Colorado
September 12, 2001

                     QUESTIONS AND ANSWERS ABOUT THE MERGERS

   At the annual meeting, two of the matters we will ask you to consider and vote upon are a corporate status merger and a merger with Interleisure, S.A. Here are some questions and answers relating to the proposed mergers.

Q:   What is the purpose of the corporate status merger?

A: The purpose of the merger is to rectify an administrative dissolution of Telpro in 1989, of which we were unaware until 1999. Since the administrative dissolution, Telpro has remained in existence as a corporation under Colorado law. To cure the administrative dissolution and clarify any questions about the exact corporate status of Telpro, Telpro would merge into a new corporation, also called Telecommunication Products, Inc. (the "Surviving Telpro"). All assets, liabilities, and other corporate attributes would by law be assumed by the Surviving Telpro.

Q:   Who will own the Surviving Telpro after the corporate status merger?

A: After the merger, the Surviving Telpro will be owned directly by you, the current shareholders of Telpro. The Surviving Telpro will be a publicly held company with the name Telecommunication Products, Inc.

Q: What will happen to my shares of Telpro common stock in the corporate status merger?

A: If the corporate status merger is approved, it will include a reverse stock split in which you will receive one share of the Surviving Telpro's common stock for each 20 shares of your Telpro common stock. You do not need to exchange your share certificates because the conversion will be automatic, but you may exchange them if you desire. The Surviving Telpro's common stock that you will receive will have the same rights and privileges as the Telpro common stock that you currently own.

Q:   How will the Surviving Telpro be different from Telpro?

A: Except for the 1 for 20 reverse stock split, both the articles of incorporation and bylaws of the Surviving Telpro will be substantially identical to Telpro's articles of incorporation and bylaws. The merger will not result in any change in the business, operations or policies of Telpro. The Surviving Telpro will have the same directors as Telpro at the time of the merger. It will also have the same officers as Telpro had prior to the merger, which includes all the officers of Telpro at the time of the merger.

Q: Will the common stock of the Surviving Telpro continue to be traded on the OTCBB?

A: We expect that the common stock of the Surviving Telpro will continue to be traded on the OTC Bulletin Board.

Q: Why are the two companies proposing the merger between Surviving Telpro and Interleisure?

A: Our business activities have not been significant in recent years. We are proposing the merger of Interleisure into Surviving Telpro because we believe the resulting combination will create a company with the potential of achieving greater financial strength, technological development, and growth potential than either company would have on its own.

Q:   What will happen in the merger with Interleisure?

A: If the corporate status merger is approved, the merger with Interleisure will follow, and Interleisure would merge into Surviving Telpro. Surviving Telpro will be the surviving entity in the merger.

Q:   What will the Interleisure shareholders receive in the merger?

A: As a result of the merger, each outstanding share of Interleisure stock will be converted into the right to receive approximately 10.68 shares of Surviving Telpro common stock resulting in 21,368,160 shares of Telpro common stock being issued to Interleisure shareholders. As a result, immediately following the merger, the four former Interleisure shareholders will hold 95.0% of the then-outstanding shares of Surviving Telpro common stock.


Q: Will my percentage of ownership of Telpro common stock be reduced following the merger with Interleisure?

A: Yes. Your percentage of ownership of Telpro will be reduced significantly as a result of the merger with Interleisure. Upon completion of the merger, all of the existing Telpro shareholders will hold only 5.0% of the then outstanding shares of Telpro common stock. The remaining 95.0% of the Telpro common stock will be held by the four shareholders of Interleisure.


Q: Does the Telpro board of directors recommend voting in favor of the mergers?

A: Yes. After careful consideration, the Telpro board of directors has declared advisable and recommends that the Telpro shareholders vote in favor of the corporate status merger and the proposed merger with Interleisure.

Q: Are there risks I should consider in deciding whether to vote to approve either one of the mergers?

A: Yes. In evaluating the mergers and the related transactions, you should consider carefully the factors discussed in the section "RISK FACTORS" beginning on page 7 of this proxy statement.

Q: What are the effects of the Interleisure merger on my shares of Telpro common stock?


A: Telpro shareholders will continue to own their shares of Telpro common stock after the merger. There will, however, be a change in the number of shares of Telpro common stock held by current Telpro shareholders as a result of the merger. Pursuant to the merger, 21,368,160 shares of Telpro common stock constituting 95.0% of the common stock will be issued to the four Interleisure shareholders. Existing Telpro shareholders will only own 5.0% of the Telpro common stock following the merger. As a result of this issuance, your percentage ownership interest in Telpro will be significantly reduced.


Q:   What shareholder approvals are needed?

A: Approval of the mergers and the related transactions requires the affirmative vote of the holders of a majority of the outstanding shares of Telpro common stock. Abstentions and broker non-votes will not affect the outcome of the vote. Each holder of Telpro common stock is entitled to one vote per share. At the record date, Telpro directors and executive officers and their affiliates beneficially owned approximately 33.9% of the outstanding shares of Telpro common stock. It is anticipated that they will vote all of such shares to approve the mergers and the related transactions.

Q: Am I entitled to dissenters' or appraisal rights relating to either of the mergers?

A: Yes. Under Colorado law, holders of Telpro common stock are entitled to dissenters' or appraisal rights in connection with the mergers. For more information about dissenters' rights and your ability to exercise such rights, please see page 17.

Q:   Is the Interleisure merger a taxable transaction?

A: For federal tax purposes the mergers should qualify as tax-free reorganizations and you should not recognize any gain or loss after your shares in Telpro are converted into Surviving Telpro shares or upon the merger with Interleisure, except to the extent you receive cash instead of fractional shares of Telpro common stock. You should check with your own tax expert about your particular tax consequences.

Q:   When do you expect to complete the mergers?

A: Telpro and Interleisure are working towards consummating the mergers as quickly as possible. If the mergers are approved, we expect to complete the mergers shortly following the annual meeting.

Q:   What do I need to do now?

A: We urge you to read this proxy statement carefully and to consider how the mergers affect you. Then, just mail your completed and signed proxy card in the enclosed return envelope as soon as possible so that your shares can be voted at the annual meeting.

Q:   Do I need to attend the annual meeting?

A: No. You can vote by completing and signing your proxy card and returning it in the enclosed postage-paid envelope. We anticipate that most Telpro shareholders will not attend the annual meeting in person.

Q:   What if I don't vote?

A: If you respond and do not indicate how you vote, your proxy will be counted as a vote "FOR" the mergers and the related transactions. If you respond and mark your proxy to indicate that you abstain from voting, your proxy will not affect the outcome of the vote, but it will be counted toward a quorum. If you do not respond, your shares of Telpro common stock will not be counted in the vote or in determining whether a quorum is present at the annual meeting.

Q:   May I vote in person?

A: Yes. You may attend the annual meeting and vote your shares in person, rather than sign and return your proxy card.

Q:   May I change my vote after I have mailed my proxy card?

A: Yes. You may change your vote at any time before your proxy card is voted at the annual meeting. You can do so in one of three ways. First, you can send a written notice stating that you would like to revoke your proxy. Second, you can complete and submit a new, later-dated proxy card to the Secretary of Telpro. Third, you can attend the annual meeting and vote in person. Your attendance alone will not revoke your proxy. If you have instructed a broker to vote your shares, you must follow directions received from your broker to change those instructions.

Q: If my shares are held in "street name" by my broker, will my broker vote my shares for me?

A: Your broker will vote your shares only if you provide instructions on how to vote by following the information provided to you by your broker.

Q:   Who can help answer my questions?

A: If you are a Telpro shareholder and have questions about the corporate status merger or the merger with Interleisure, S.A., including questions about the procedures for voting your shares, you should contact Paul J. Hanley, Esq., Grimshaw & Harring, P.C. at (303) 839-3800, 1700 Lincoln Street, Denver, Colorado 80302.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

PROXY STATEMENT ............................................................   1

SUMMARY.....................................................................   2

RISK FACTORS................................................................   7

ELECTION OF DIRECTORS (Item 1 on Proxy Card)................................  11
         Nominees...........................................................  11
         Board of Directors and Committees..................................  12
         Stock Ownership....................................................  13
         Executive Compensation.............................................  13

APPOINTMENT OF INDEPENDENT AUDITOR (Item 2 on Proxy Card)...................  14

THE CORPORATE STATUS MERGER (Item 3 on Proxy Card)..........................  14
         Background and Purpose.............................................  14
         Merger Procedure and Approval......................................  15
         Reverse Split In Connection with Merger............................  15
         Federal Income Tax Consequences....................................  16
         Anticipated Accounting Treatment...................................  17
         Effects of Merger..................................................  17
         Regulatory Approvals...............................................  17
         Rights of Dissenting Telpro Shareholders ..........................  17
         Description of Capital Stock of Surviving Telpro...................  20

THE INTERLEISURE MERGER (Item 4 on Proxy Card) .............................  21
         General ...........................................................  21
         Background and Purpose.............................................  22
         Reasons for the Merger.............................................  22
         Merger Procedure and Approval......................................  23
         Interests of Telpro Officers and Directors in the Merger...........  23
         Federal Income Tax Consequences....................................  24
         Directors and Officers of Telpro After the Merger..................  24
         Certain Covenants and Agreements...................................  24
         Anticipated Accounting Treatment...................................  25
         Effects of Merger..................................................  25
         Regulatory Approvals...............................................  25
         Rights of Dissenting Telpro Shareholders ..........................  25

DESCRIPTION OF INTERLEISURE, S.A. ..........................................  26
         Overview...........................................................  26
         The Company........................................................  26
         Business ..........................................................  26
         Competition........................................................  28
         Management of Telpro Following the Merger .........................  28

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS OF INTERLEISURE ..................................  29

PRO FORMA SELECTED FINANCIAL DATA...........................................  30

Section 16(a) Reporting.....................................................  31

OTHER MATTERS...............................................................  31

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS...........................  31

WHERE YOU CAN FIND MORE INFORMATION.........................................  31

APPENDICES
Annex A: Plan of Merger -Corporate Status Merger............................ A-1
Annex B: Agreement and Plan of Merger--Interleisure, S.A. Merger............ B-1
Annex C: Article 113 of Colorado Business Corporation Act................... C-1
Annex D: Index to Financial Statements ..................................... D-1

                                 PROXY STATEMENT

     This proxy statement is being furnished in connection with the solicitation of proxies by Telecommunication Products, Inc. ("Telpro") on behalf of the board of directors for the annual meeting of shareholders. This proxy statement and the other enclosed documents first are being mailed on or about September 12, 2001 to all shareholders entitled to vote at the annual meeting. In addition to solicitation by mail, certain officers of Telpro by may solicit proxies by mail, telephone or personal interview.

     Pursuant to the merger agreement with Interleisure, S.A., Interleisure will bear all costs of the solicitation of proxies. For additional information, please see "THE INTERLEISURE MERGER" on page 21. Brokerage firms and others will be reimbursed for their expenses in forwarding proxy materials to beneficial owners of Telpro's common stock.

     Only holders of record of Telpro common stock at the close of business on September 4, 2001 are entitled to notice of, and to vote at, the annual meeting. There were approximately 378 holders of record of Telpro common stock at the close of business on the record date, with 22,492,800 shares of Telpro common stock issued and outstanding. Each share of Telpro common stock entitles the holder to one vote on each matter submitted for shareholder approval.

     The presence, in person or by proxy, at the annual meeting of the holders of a majority of the shares of Telpro common stock outstanding and entitled to vote at the annual meeting is necessary to constitute a quorum. Directors will be elected by a favorable vote of a plurality of the shares of common stock present and entitled to vote, in person or by proxy, at the annual meeting. The corporate status merger and the Interleisure merger will require the approval of a majority of the outstanding shares of Telpro common stock. All other proposals to come before the annual meeting require the approval of a majority of the votes cast on such matters. The officers and directors of Telpro hold 33.9% of the outstanding Telpro common stock and are expected to vote for the director nominees and in favor of the other proposals set forth in this proxy statement.

     You can ensure that your shares are voted at the annual meeting by completing, signing, dating, and returning the enclosed proxy card in the envelope provided. Submitting your proxy will not affect your right to attend the meeting and vote. A proxy may be revoked at any time before it is exercised by filing with the Secretary of Telpro a written revocation or a duly executed proxy bearing a later date or by voting in person at the meeting.

     The shares represented by the proxies received in response to this solicitation and not revoked will be voted in the manner specified. Where specific choices are not indicated, the shares represented by all valid proxies received will be voted: (1) for the nominees for director named in this proxy statement; (2) for the approval of the appointment of Independent Auditors; (3) for the approval of the corporate status merger; and (4) for the approval of the Interleisure merger. Should any matter not described in this proxy statements be properly presented at the meeting, the persons named in the proxy will vote in accordance with their judgment.

     Proposals that are intended to be presented by Telpro shareholders at Telpro's annual meeting of the shareholders must be received by Telpro at its principal executive offices no later than May 9, 2002 to be considered for inclusion in Telpro's proxy statement relating to that meeting.

                                     SUMMARY

     This summary highlights the terms of the proposed corporate status merger and the proposed merger of Interleisure, S.A. into Telpro. For more information about the proposed mergers, please see page 14 for information about the corporate status merger and page 21 for information about the Interleisure merger.

                                  THE COMPANIES

     Telpro is a corporation organized and existing under the laws of the State of Colorado. Our principal offices are located in Golden, Colorado. Our business has been the design, manufacture, and marketing of specialized communication equipment. For additional information about our business, see the Annual Report on Form 10-K for the fiscal year ended June 30, 2000, which accompanies the delivery of this proxy statement and other documents Telpro has filed with the SEC, incorporated into this proxy statement by reference. For more information, please see "Where you can find more information" on page 31.

     Interleisure, S.A. is a corporation organized and existing under the laws of the Dominican Republic with its principal executive offices located at Avenue 27 de Febrero esq. Tiradentes, Plaza Merengue, de piso, Suite 202, Santa Domingo, Dominican Republic. Interleisure anticipates moving its corporate headquarters to Los Angeles, California in the third quarter of 2001 and will maintain on office in the Dominican Republic for the further development of proprietary software. Interleisure is a software development and licensing company specializing in the "Fourth Technology Phase" of personal communications, namely, video and audio interactive telecommunications. Interleisure's first product will combine online videoconferencing with scheduling and payment processing systems to provide unique solutions for hourly service providers, including doctors, lawyers, accountants and other professional service providers. For more information concerning Interleisure, please see page 26.

                             SUMMARY OF THE MERGERS

THE CORPORATE STATUS MERGER (SEE PAGE 14)

     To cure a long-standing administrative dissolution of Telpro that was unknown for many years to our officers and directors and to clarify any questions about our exact corporate status, Telpro would merge into a new corporation, also called Telecommunication Products, Inc. All assets, liabilities, and other corporate attributes would by law be assumed by the new corporation. If the corporate status merger is approved, it will include a reverse stock split in which you will receive one share of the new corporation's common stock for each 20 shares of your Telpro common stock. Your stock is expected to remain publicly traded.

THE INTERLEISURE MERGER (SEE PAGE 21)


     In the merger, Interleisure will merge with and into Telpro. Under the terms of the merger, each issued and outstanding share of Interleisure common stock will be converted into the right to receive 10.68 shares of Telpro common stock. We will therefore issue 21,368,160 shares of Telpro common stock to the Interleisure shareholders. As a result, immediately following the merger, former Interleisure shareholders will hold 95.0% of the then-outstanding shares of Telpro common stock. You will continue to own your shares of Telpro common stock after the merger. However, your percentage ownership interest in Telpro will be significantly reduced as all of the current Telpro shareholders will own 5.0% of the combined company. The merger agreement is attached to this proxy statement as Annex B. We encourage you to carefully read the merger agreement and the discussion of the merger and merger agreement in this proxy statement.

TELPRO'S REASONS FOR THE MERGERS (SEE PAGES 14 AND 22)


     In reaching its decision to approve both mergers and to unanimously recommend that Telpro shareholders approve the mergers, Telpro's board of directors identified reasons why the mergers should be beneficial to Telpro and its shareholders. In the course of deliberations, Telpro's board also reviewed with its executive management team and its legal advisors a number of additional factors relevant to the mergers. Telpro's board also considered and balanced against the potential benefits of the mergers a number of potentially negative factors, including the significant reduction in percentage ownership by the current Telpro shareholders in the combined company following the merger.


RECOMMENDATION OF TELPRO'S BOARD OF DIRECTORS (SEE PAGES 14 AND 22)

     After careful consideration, Telpro's board of directors approved the merger agreement with Interleisure and unanimously recommends that you vote "FOR" approval of both mergers.

THE ANNUAL MEETING (SEE PAGE 1)

     The annual meeting of Telpro's shareholders will be held on Wednesday, October 10, 2001, at 10:00 a.m. Mountain Daylight time, at the Golden Hotel, 800 11th Street, Golden, Colorado 80401. At the meeting, you will be asked to elect directors, ratify the appointment of our auditors, approve the plan of merger relating to the corporate status merger and approve a merger agreement that will cause Interleisure to merge into Telpro. You can vote at the annual meeting only if you owned shares of Telpro common stock at the close of business on September 4, 2001, the record date.

VOTES REQUIRED FOR APPROVAL (SEE PAGES 1, 15, AND 23)

     The holders of at least a majority of the outstanding shares of Telpro common stock is required to approve the mergers, which will be voted upon as separate items. Telpro's shareholders are entitled to cast one vote for each share of Telpro common stock they owned as of the record date. Each of Telpro's directors and executive officers, who collectively held the power to vote approximately 33.9% of Telpro's outstanding common stock as of the record date, are expected to vote their shares in favor of the mergers.

CONDITIONS TO COMPLETION OF THE MERGERS (SEE ANNEX A AND ANNEX B)

     Telpro's and Interleisure's respective obligations to complete the merger with Interleisure are subject to the satisfaction or waiver of certain closing conditions as are more fully set forth in the merger agreement. Telpro's obligations to complete the corporate status merger are only subject to the approval of the shareholders.

TERMINATION OF INTERLEISURE MERGER AGREEMENT (SEE ANNEX B)

     Each of Telpro and Interleisure has the right to terminate the merger agreement under certain circumstances. Even if Telpro's shareholders approve the merger agreement, Telpro and Interleisure can mutually agree at any time to terminate the merger agreement without completing the merger.

INTERESTS OF OFFICERS AND DIRECTORS IN THE MERGER (SEE PAGE 23)

     On the Telpro record date, the executive officers and directors of Telpro beneficially owned an aggregate of 7,635,000 shares of Telpro common stock, or approximately 33.9% of the shares of Telpro common stock then outstanding. We currently expect that the directors and executive officers of Telpro will vote the shares of Telpro common stock owned by them "FOR" the proposal to approve and adopt both mergers and all related transactions.

     When considering the recommendation of Telpro's board of directors, you should be aware that Donald and Clara Ranniger, directors and officers of Telpro have interests in the merger that are different from, or in addition to, yours. These additional interests include payments in cash, stock, and otherwise in return for release of accrued and unpaid wages. Telpro's board of directors was aware of and considered these interests in approving the merger agreement and recommending that Telpro's shareholders approve the merger agreement.

TAX CONSEQUENCES OF THE MERGERS (SEE PAGES 16 AND 24)

     Both mergers are intended to qualify as tax-free reorganizations under the Internal Revenue Code. We expect that neither Telpro nor its shareholders will recognize any gain or loss for United States federal income tax purposes, except with respect to cash received in lieu of fractional shares of Telpro common stock or with respect to cash received upon exercise of dissenters' rights. Because tax matters are complicated, however, we urge you to consult your own tax advisor to understand fully how the merger will affect you, including how any state, local or foreign tax laws may apply to you.

ANTICIPATED ACCOUNTING TREATMENT (SEE PAGES 17 AND 25)

     The mergers will be accounted for as a "purchase" transaction under generally accepted accounting principles.

REGULATORY APPROVALS (SEE PAGES 17 AND 25)

     No federal or state regulatory approvals are required and no federal or state regulatory requirements must be complied with to consummate the mergers.

DISSENTERS' RIGHTS (SEE PAGES 17 AND 25; ANNEX C)

     Under Colorado law, you will have the right to dissent from the merger and to receive payment in cash for the fair value of your shares of Telpro common stock. To preserve your rights, shareholders who wish to exercise their statutory dissenters' rights must precisely follow the procedures described in
Article 113 of the Colorado Business Corporation Act, attached to this proxy statement as Annex C.

MARKET PRICE AND  DIVIDEND  DATA

     Our common stock is listed on OTC Bulletin Board and designated under the symbol "TLCR." Our common stock is only sporadically traded. The high and low bid/ask quotations over the past three fiscal years have ranged from $0/not trading to $0.17. This range reflects inter-dealer prices, without retail mark-up, markdown, or commission, and may not necessarily represent actual transactions. We have not paid dividends on our common stock and do not anticipate paying dividends in the foreseeable future. We anticipate that any earnings will be retained for development of our business.

                         SELECTED FINANCIAL INFORMATION

     The following tables provide selected financial data of Telpro and Interleisure, which were derived from the financial statements of Telpro and Interleisure for their last two fiscal years. The data should be read in conjunction with the financial statements, related notes and other financial information of Telpro and Interleisure that are attached to this proxy statement.

TELPRO SELECTED FINANCIAL DATA

Balance Sheet Data
------------------

                                              June 30, 2001(1)               March 31,
                                              ----------------       -------------------------
                                                                       2001            2000(1)
                                                                     --------        ---------
Current Assets..............................      $  1,793           $ 35,079        $ 92,293
Total Assets................................         1,793             35,079          92,293
Current Liabilities.........................       722,208            722,208         722,208
Long Term Debt..............................           -0-                -0-             -0-
Shareholders'(deficiency)...................      (720,415)          (687,129)       (609,028)


Statement of Operations Data
----------------------------

                                                  Three Months Ended
                                                        June 30,                  Years Ended March 31,
                                              ----------------------------      --------------------------
                                                2001(1)          2000(1)           2001           2000
                                              -----------      -----------      ----------     -----------
Total revenues..............................  $      -0-       $      -0-       $   81,509     $      -0-
Expenses....................................      33,286           12,232           67,501         52,901
Net loss....................................     (33,286)         (12,232)         (22,925)       (52,901)
Loss per share..............................      (.0015)          (.0005)         ( .0010)       ( .0024)
Weighted Average shares outstanding.........  22,492,800       22,492,800       22,492,800     22,492,800
Net cash flows from operating activities....     (33,286)             (32)          37,700          ( 642)
--------

(1) Unaudited.


INTERLEISURE SELECTED FINANCIAL DATA

Balance Sheet Data
------------------
                                              June 30, 2001(1)             December 31,
                                              ----------------       ----------------------------
                                                                         2000             2001
                                                                     -----------       ----------
Current Assets..............................   $    69,517           $    66,025       $  119,271
Total Assets................................       102,097               108,071          120,488
Current Liabilities.........................     1,293,825             1,211,789          424,776
Long Term Debt..............................           -0-                   -0-              -0-
Shareholders'(deficiency)...................    (1,191,728)           (1,103,718)        (304,288)

Statement of Operations Data
----------------------------

                                                    Six Months Ended
                                                        June 30,                 Years Ended December 31,
                                              ----------------------------      --------------------------
                                                2001(1)          2000(1)           2000           1999
                                              -----------      -----------      ----------     -----------
Expenses....................................    (98,812)         (62,402)        (799,430)      (544,288)
Net loss....................................    (98,812)         (62,402)        (799,430)      (544,288)
Net cash flows from operating activities....   (207,099)           7,778         (332,265)      (657,305)
--------

(1) Unaudited.


           SUMMARY UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

     The following summary unaudited pro forma combined financial information is derived from and should be read together with the information provided in the "Pro Forma Selected Financial Data appearing on page 30 and the information in Annex D captioned "Unaudited Pro Forma Condensed Combined Financial Statements" and the notes thereto.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS DATA

                                               Three Months Ended          Year Ended
                                                 June 30, 2001           March 31, 2001
                                               ------------------        --------------
       Revenues.............................         $-0-                     $6,509
       Expenses.............................        132,098                  866,931
       Net income (loss)....................      ($132,098)               ($860,422)


UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET AT JUNE 30, 2001

       Current assets.......................        $71,310
       Total assets.........................       $103,890
       Current liabilities..................     $2,016,033
       Total liabilities and stockholders
       deficiency...........................       $103,890

                                  RISK FACTORS

   You should consider the following factors in evaluating whether to approve and adopt the Interleisure merger agreement. These factors should be considered in conjunction with the other information included or incorporated by reference in this proxy statement.

RISKS RELATED TO THE INTERLEISURE MERGER

THE INTERLEISURE MERGER WILL HAVE A DILUTIVE EFFECT ON TELPRO SHAREHOLDERS.


     The  shares  of  Telpro  common  stock  to  be  issued  to   Interleisure's
shareholders in connection with the merger will dilute substantially the ownership interests of the current Telpro shareholders compared to their percentage of ownership interests in Telpro before the merger. Current Telpro shareholders will only own 5.0% of the combined company following the merger. The issuance of additional shares of Telpro common stock after the merger may also result in further dilution to current Telpro shareholders.


AS A RESULT OF THE MERGER, FORMER INTERLEISURE SHAREHOLDERS WILL HAVE A SUBSTANTIAL OWNERSHIP INTEREST IN TELPRO.

     After the merger, four former Interleisure shareholders will own up to 21,368,160 shares of Telpro common stock, representing approximately 95.0% of all shares of Telpro common stock then outstanding. As a result, such former
Interleisure shareholders will be able to influence or otherwise control the management of Telpro. In addition, such former Interleisure shareholders will have influence over the outcome of a shareholder vote on any matter relating to a change in control of Telpro.

THE FAIRNESS OF THE EXCHANGE RATIO FOR TELPRO COMMON STOCK TO BE RECEIVED IN THE MERGER WAS NOT REVIEWED BY ANY INDEPENDENT THIRD PARTY FINANCIAL ADVISOR.

     Telpro had no cash resources to engage an independent third party to conduct a financial analysis as to the fairness of the exchange ratio for the Telpro common stock to be received by the four Interleisure shareholders in the merger. Accordingly, there has been no independent review of the fairness of the merger from a financial point of view. The exchange ratio was determined through negotiation between Telpro and the shareholders of Interleisure.

THE EXCHANGE RATIO FOR TELPRO COMMON STOCK TO BE RECEIVED IN THE MERGER IS FIXED AND WILL NOT BE ADJUSTED IN THE EVENT OF ANY CHANGE IN STOCK PRICE.

     Regardless of the market prices of Telpro common stock at the effective time of the merger, Interleisure shareholders will receive 10.68 shares of Telpro common stock for each share of Interleisure common stock they own. The market value of Telpro common stock may change, both before and after the merger, and no one can accurately predict what the market value will be at any given time. Market prices of Telpro common stock may vary for many reasons.

TELPRO'S DIRECTORS AND EXECUTIVE OFFICERS HAVE INTERESTS THAT ARE DIFFERENT FROM, OR IN ADDITION TO, THOSE OF OTHER SHAREHOLDERS, WHICH MAY INFLUENCE THEM TO SUPPORT THE MERGER.

     Certain directors and executive officers of Telpro participate in arrangements that provide them with interests in the merger that are different from, or are in addition to, yours. These interests include the payment at the closing of the merger of discounted deferred compensation owed to Donald E. Ranniger, President, Treasurer, and Chairman of the board of directors, or his affiliated corporation, in the form of a $175,000 cash payment, a $25,000 promissory note, the issuance of 381,000 shares of Telpro common stock, and inventory and proprietary information of Telpro that has been written off for financial reporting purposes and is not a part of the business plan of the combined companies following the merger. Clara H. Ranniger, Vice President, Secretary, and a director is the wife of Mr. Ranniger. As a result, Telpro' directors and executive officers could be more likely to support approval of the merger than if they did not hold these interests. You should consider whether these interests may have influenced these directors and executive officers to support and recommend the merger.

FUTURE SALES OF TELPRO COMMON STOCK BY FORMER INTERLEISURE SHAREHOLDERS COULD CAUSE THE PRICE OF TELPRO COMMON STOCK TO DECLINE.

     All  of  the  shares  of  Telpro   common  stock  issued  to   Interleisure
shareholders upon consummation of the merger will be "restricted" shares under the federal securities laws. Eventually, such shares will be tradable on the market. The market price of Telpro common stock could decline as a result of sales by former Interleisure shareholders of their shares of Telpro common stock or the perception that such sales could occur.

FAILURE TO COMPLETE THE MERGER COULD NEGATIVELY IMPACT TELPRO' STOCK PRICE AND FUTURE BUSINESS AND OPERATIONS.

     If the merger is not completed for any reason and Telpro's board of directors determines to seek another merger or business combination, it may not be able to find a partner willing to pay an equivalent or more attractive price than that which would have been paid in the merger with Interleisure.

RISKS RELATED TO INTERLEISURE'S BUSINESS

THE BUSINESS OF THE COMBINED COMPANY WILL BE NEW.

     Interleisure was organized in 1996 and since that date its activities have primarily involved the development of its business plan and its proprietary software for Internet videoconferencing. Interleisure has had no revenues in the past two years. Telpro's business has, for the most part, been inactive in recent years. Following the merger, the strategy of the combined company will be to implement the Interleisure business plan. The combined company may not be able to implement the business plan for a variety of reasons, including lack of capital, competition, lack of market acceptance of its products, and obsolete technology.

THE COMBINED COMPANY WILL REQUIRE ADDITIONAL CAPITAL INFUSIONS TO IMPLEMENT THE BUSINESS PLAN.

     Since inception, the operating capital of Interleisure has been provided primarily through the sale of common stock and cash advances from its shareholders. Telpro has no significant operating capital and has no current plans to generate any operating capital independently of the merger. While Interleisure intends to generate working capital from the sale of Interleisure products, at least $500,000 of additional operating capital will be required during fiscal year 2001, assuming that operations are maintained at their current level. Such funds will be required even if the merger is consummated, as Telpro is not expected to generate positive cash flow in the foreseeable future. The combined company may not be able to obtain the required financing or such financing may not will be available on acceptable terms. Due to historical operating losses of Interleisure and Telpro, there can be no assurance that the capital requirements will not substantially exceed the current and future capital resources in the near or long term.

     Additional working capital needs of the combined company after the merger may require the issuance of additional Telpro equity securities, either on a public or private basis. Such issuances would, if consummated, affect the ongoing capital structure of the combined company. If additional funds are raised through the issuance of equity, convertible debt or similar securities of

Telpro, your percentage of ownership of Telpro will be reduced, and such securities may have rights or preferences senior to those of the Telpro common stock.

     No agreement with respect to any such financing has been entered into, and such issuance may not be consummated. In the event that funding sources are not available as and when needed by the combined company, it could have a severe adverse impact on the combined business and results of operations of the combined company and could result in the combined company being unable to continue as a going concern.

SIGNIFICANT  TECHNOLOGICAL CHANGES IN THE MARKET FOR VIDEO AND AUDIO INTERACTIVE
TELECOMMUNICATIONS   THROUGH   PERSONAL   COMPUTERS   COULD   ADVERSELY   AFFECT
INTERLEISURE.

     Interleisure will be entering the business of providing Internet video and audio conferencing through personal computers. Rapid change, uncertainty due to new and emerging technologies and fierce competition are likely to characterize the Internet video conferencing industry, which will means that the business and market position will always be at risk. The combined company's ability to establish a market share may depend upon its ability to satisfy customer requirements, enhance existing products, develop and introduce new products and achieve market acceptance of such products. This process is challenging since the pace of change continues to accelerate. If the combined company does not successfully identify new product opportunities and develop and bring new products to market in a timely and cost-efficient manner, business growth will suffer and demand for products will decrease.

     The combined company may experience delays in the introduction of new products due to: the complexity of software products, the need for extensive testing of software to ensure compatibility of new releases with a wide variety of application software and hardware devices, and the need to "debug" products prior to extensive distribution. Significant delays in developing, completing or shipping new or enhanced products would adversely affect the combined company.

BECAUSE OF COMPETITION IN THE PERSONAL COMPUTER INDUSTRY, INTERLEISURE MAY NOT BE ABLE TO GENERATE SIGNIFICANT PRODUCT SALES, REVENUE GROWTH, OR INCOME.

     The competition in the personal software and Internet-related industries is intense and may have multiple effects. For example, competing companies and systems may gain market share, which could have the effect of directly or indirectly reducing the combined company's ability to establish market share. In addition, competitors, working with new technology, may arrive at a technology that creates a new market altogether and render the combined company's product offerings obsolete. The combined company's competitiveness will depend on its abilities to enhance existing products and to offer new and more innovative products on a timely and more cost effective basis. Interleisure, having more limited resources than many of their competitors, has restricted their product development efforts to a relatively small number of projects. The combined company will be required to develop or acquire new products and enhance its existing products on a timely basis to accommodate the latest technological advances. There can be no assurance that these efforts will be technologically successful, that any resulting product will achieve market acceptance or that the combined company will develop products that ultimately are accepted by the marketplace.

INTERLEISURE'S FAILURE TO MEET CLIENT EXPECTATIONS OR DELIVER ERROR-FREE SERVICES COULD RESULT IN LOSSES AND NEGATIVE PUBLICITY.

     Interleisure's engagements will involve information technology solutions that are critical to the clients' businesses. Significant defects or errors in these solutions or failure to meet or manage clients' specifications or expectations could result in:

     o    delayed or lost revenues due to adverse client reaction;
     o    requirements to provide additional services to a client at no charge;
     o negative publicity about the combined company and its services, which could adversely affect the combined company's ability to attract or retain clients; and
     o claims for substantial damages against the combined company, regardless of the combined company's responsibility for such failure.

INTERLEISURE'S BUSINESS MAY BE NEGATIVELY AFFECTED IF INTERLEISURE CANNOT ADAPT TO THE INTERNET'S RAPID TECHNOLOGICAL CHANGE, EVOLVING BUSINESS PRACTICES AND CHANGING CLIENT REQUIREMENTS.

     The Internet services market is characterized by rapidly changing technology, evolving business practices and changing client needs. Accordingly, Interleisure's future success, and thus, the combined company's future success, will depend, in part, on the ability to continue to adapt and meet these challenges. Among the most important challenges facing Interleisure is the need to continue to:

     o    effectively identify and use leading technologies;
     o    develop strategic and technical expertise;
     o influence and respond to emerging industry standards and other technology changes and to orient management teams to capitalize on these changes;
     o    recruit and retain  qualified  project  personnel;
     o    enhance current services;
     o    develop  new  services  that  meet  changing  customer  needs;  and
     o    effectively advertise and market its services.

INTERLEISURE'S BUSINESS IS DEPENDENT UPON CONTINUED GROWTH IN THE USE OF THE INTERNET.

     If the number of users on the Internet does not increase and commerce over the Internet does not become more accepted and widespread, demand for the combined company's products may not develop and, as a result, the combined company may suffer. Factors that may affect Internet usage or electronic commerce adoption include:

     o    actual or perceived lack of security;
     o    lack of access and ease of use;
     o    inconsistent quality of service;
     o    increases in access costs to the Internet;
     o    actual or threatened computer "viruses" or other malicious code;
     o excessive governmental regulation or the imposition of taxation on Internet transactions;
     o    uncertainty regarding intellectual property ownership;
     o    reluctance to adopt new business methods; and
     o    costs associated with replacing obsolete infrastructure.

IF THIRD PARTIES CLAIM THAT WE INFRINGE UPON THEIR INTELLECTUAL PROPERTY, THE ABILITY TO USE SOME TECHNOLOGIES AND PRODUCTS COULD BE LIMITED AND IT MAY INCUR SIGNIFICANT COSTS TO RESOLVE THESE CLAIMS.

     Litigation regarding intellectual property rights is common in the Internet and software industries. We expect third-party infringement claims involving Internet technologies and software products and services to increase. If an infringement claim is filed against use, we may be prevented from using some technologies and may incur significant costs to resolve the claim.

INTERLEISURE'S PROPRIETARY RIGHTS AND INTELLECTUAL PROPERTY MAY BE DIFFICULT TO PROTECT.

     The combined company will rely on a combination of trade secrets and contractual provisions to protect proprietary rights and products. No assurance can be given that these protections will be adequate or that the competitors will not develop independently technologies that are substantially equivalent or superior. The combined company may experienced delays in the introduction and market acceptance of new products due to various factors.

                  ELECTION OF DIRECTORS (Item 1 on Proxy Card)

NOMINEES

     The board of directors was previously divided into three classes. However, because the number of directors is less than six, the board is no longer divided into classes, all five directors will stand for election at the meeting, and the elected directors will hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified. As part of the Interleisure merger, all directors of Telpro will resign and be replaced by directors acceptable to Interleisure. You can find more information about these proposed directors on page 28.

     The five nominees for election at the annual meeting are listed below on pages with brief biographies. They are all now Telpro directors. The board knows of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such other person as the board may recommend.

     HARRY D. THOMPSON, 68, a director since August 6, 1985, has been self-employed as a public accountant since June 1970. He provides services to clients in manufacturing, construction, retail, service and other businesses in connection with establishing and maintaining accounting books and records, taxes, financial reporting, budgeting, management reporting, job costing and financing. Telpro made payments of $2,660 to Mr. Thompson for accounting work during this last fiscal year, and expects to make payments to Mr. Thompson of less than ten percent of his gross revenues during his current fiscal year. Mr. Thompson holds a bachelors degree in Business Administration from the University of Denver.

     DANIEL P. NEWMAN, 50, a director since April 26, 1995, has been a practicing attorney for fourteen years. He received his Juris Doctor degree from the University of Denver in June, 1986. Presently, Mr. Newman is employed as an Appeals Referee for the State of Colorado, where he conducts public hearings on appealed unemployment compensation claims. Mr. Newman also has a Bachelor of Arts degree with a major in Psychology from the University of Pennsylvania.

     TRAVIS K. PETHE, 49, a director since September 21, 1983, is employed by Air Methods, Inc. as Program Manager since June, 1999. Previously, Mr. Pethe was Vice President of Omnitech Robotics, Inc. Prior to that, he ran his own consulting business after leaving Total Petroleum, Inc. as the Corporate Safety Manager since 1992, where he was responsible for planning, implementation, and oversight of the company's product safety, process safety, occupational safety, and transportation safety programs. From 1979 to 1992, Mr. Pethe was employed by Martin Marietta Astronautics Group, Denver, Colorado, as a manager in system safety, management information systems, and technical operations. From 1974 to 1979, he was a commissioned officer in the United States Air Force. Mr. Pethe is a 1974 graduate of the United States Air Force Academy with a B.S. degree in engineering mechanics and a 1976 graduate of the University of Utah with a master's degree in engineering administration. He is a member of the National Society of Professional Engineers and the American Society of Mechanical Engineers.

     DONALD E. RANNIGER, 73, Chairman of the Board of Directors, President, and Treasurer since June 8, 1983, is employed by Telpro full time. He has been president and co-owner of Ranniger Systems, Inc., since July 1981. Since 1969, Ranniger Systems, Inc. and its predecessor, a sole proprietorship, have engaged in the design, manufacture, and marketing of specialized communication equipment, including infrared voice and data communication links, current converters, and digital/voice response systems. They have also engaged in a manufacturer's representative business. The design and manufacturing portion of their operations was transferred to Telpro on June 8, 1983. From July 1959 to March 1963, and again from June 1966 to April 1969, he was a major accounts manager for General Electric Co., where he was responsible for sales of microwave and data processing equipment in a five-state area. He was a district sales manager for Raytheon Co. from March 1963 to June 1966. Mr. Ranniger was employed from October 1955 to July 1959 by Collins Radio Co. as a field project engineer. Mr. Ranniger graduated in 1950 from Central Institute, Kansas City, Missouri. He is a member of the Rocky Mountain Inventors Congress and has been issued a U.S. patent. He holds an FCC general radio license and is a certified engineer by the National Association of Radio & Telecommunications Engineers. He is a Senior Member of the Institute of Electrical and Electronics Engineers. Mr. Ranniger is the husband of Clara Ranniger.

     CLARA H. RANNIGER, 73, Vice President, Secretary, and a director since June 8, 1983, has been vice president and co-owner of Ranniger Systems, Inc. since July 1981. Her responsibilities with Ranniger Systems, Inc. included the preparation of bids for government contracts and maintaining the books and records of the corporation. She was associated with Mr. Ranniger in the operations of its predecessor, a sole proprietorship, from August 1974 to July 1981. Mrs. Ranniger is employed by Telpro full time, and handles all administrative work for Telpro, including purchasing, day-to-day accounting, quality control documentation, inventory, customer and shareholder relations.

BOARD OF DIRECTORS AND COMMITTEES

     The board of directors held one meeting during the fiscal year ended March 31, 2001, with 100% attendance. During fiscal year ended March 31, 2000, the Telpro board of directors held two meetings, each with 100% attendance.

     Directors of Telpro are paid of fee of $100 per board meeting attended as well as for any extraordinary time incurred.

     The board of directors has a standing audit  committee  consisting of Clara
H. Ranniger and Harry D. Thompson, both of whom are directors. Functions of the audit committee are: engagement or discharge of auditors; prior approval of each professional service provided by the auditors; determining fees; reviewing the audit plan; reviewing internal accounting controls; reviewing the adequacy of financial and accounting personnel; reviewing the results of the audit; and reviewing financial information and press releases concerning financial matters prior to dissemination. The board of directors has a standing nominating committee consisting of Messrs. Ranniger, Pethe, Thompson, and Mrs. Ranniger. The functions of the committee are to propose nominees for positions on the board of directors and to monitor the procedures set forth in the Articles of Incorporation for nominations. These procedures provide, in relevant part, that nominations for the election of directors by shareholders will be considered if they are submitted in writing not less than 14 days nor more than 50 days prior to any annual meeting of shareholders. The written notice must contain specific information about the nominee as required by the Articles of Incorporation.

     There is no compensation committee; similar functions are performed by the board of directors.

     THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF ALL NOMINEES LISTED BELOW AS DIRECTORS OF TELPRO.

STOCK OWNERSHIP

     The following table sets forth information, as of July 31, 2001, with respect to the beneficial ownership of common stock by each person known by Telpro to be the beneficial owner of more than five percent of the outstanding common stock, by all directors and nominees of Telpro, and by directors and officers of Telpro as a group:

                                                    Shares beneficially owned
                                                    -------------------------
Name of Person or Identity of Group               Number            Percentage
-----------------------------------               ------            -----------

Donald E. and Clara H. Ranniger (1)             7,610,000              33.8%

Travis K. Pethe (2)                                25,000                .1%

Harry D. Thompson (2)                                 ---               ---

Daniel P. Newman (2)                                  ---               ---

Five directors and officers as a group          7,635,000              33.9%

---------------
(1) Directors, officers, and controlling persons of Telpro. Their address is P.O. Box 17013, Golden, Colorado 80402.
(2)  Director.

EXECUTIVE COMPENSATION

     The following table sets forth the cash compensation paid to the officers of Telpro for services rendered during the fiscal year ended March 31, 2001 (no officer received cash compensation in excess of $100,000):

                                                                                  Long-Term
                                                       Annual Compensation      Compensation
                                                       --------------------     ------------
                                                                                                   All Other
                                                       Salary($)   Bonus($)      Options(#)      Compensation
Name and Principal Position                     Year      (A)                      Awards           ($)(B)
---------------------------                     ----   ---------   --------     ------------     ------------
Donald E. Ranniger,                             2000    30,000        --             --             15,714
Chairman, President, Treasurer, and Chief       1999    30,000        --             --                 --
Executive Officer                               1998    30,000        --             --                 --

Clara H. Ranniger,                              2000    19,200        --             --             15,714
Vice President and Secretary                    1999    19,200        --             --                 --
                                                1998    19,200        --             --                 --
-----------------

(A) Amounts shown include cash compensation earned and received by Mr. and Ms. Ranniger as well as amounts earned but deferred at the election of those officers. Mr. & Mrs. Ranniger have deferred payout of their salaries since January, 1987, which deferment amount totals $701,100 through the end of the fiscal year ended March 31, 2001.

(B) During this fiscal year, Mr. & Mrs. Ranniger were paid outstanding interest of $12,909 due from prior loans to Telpro, as well as the principal sum of $2,805, which was loaned to Telpro in the past fiscal years.

     Telpro expects the employment of Mr. and Mrs. Ranniger as officers of Telpro to continue at their monthly salaries of $2,500 and $1,600 respectively, until such time as the Interleisure merger closes. You can find more information about the Interleisure merger on page 21.

     Telpro had an incentive stock option plan adopted on June 8, 1983 (the "Plan"). The Plan has expired and no options were granted under the Plan. Telpro has also not granted any options outside of the Plan.

     There was no other remuneration paid or distributed to or accrued for the account of the officers of Telpro for services to Telpro for the last fiscal year or other proposed remuneration, including payments proposed to be made in the future pursuant to any on-going plan or arrangement to officers and directors of Telpro, besides that already stated. Telpro has no other pension or retirement plans, or annuities.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR
                             (Item 2 on Proxy Card)

     The board is seeking shareholder ratification of its selection of Larry O'Donnell, CPA, P.C. to serve as Telpro's auditor for the fiscal years ending March 31, 2000 and 2001. Telpro was not previously required to have audited financial statements because it has met the qualifications for an inactive registrant. Because of the proposed merger with Interleisure, S.A., Telpro's financial statements have been audited and Larry O'Donnell, CPA, P.C. was engaged for such purpose. We expect representatives of Larry O'Donnell, CPA, P.C. to attend the annual meeting and have the opportunity to make any statement they may desire. These representatives will be available to respond to appropriate questions from stockholders.

     THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR SUCH RATIFICATION.


               THE CORPORATE STATUS MERGER (Item 3 on Proxy Card)

BACKGROUND AND PURPOSE

     Telpro was incorporated in 1983 under the laws of Colorado. Telpro was required to filed biennial reports with the Colorado Secretary of State. In 1989, Telpro was administratively dissolved by the Colorado Secretary of State because of Telpro's failure to file a biennial report. Telpro's officers, directors, and shareholders were not notified of this administrative action taken by the Colorado Secretary of State, and only became aware of the action in 1999. Following the time Telpro became aware of the administrative action, it has communicated with the office of the Colorado Secretary of State regarding the manner in which Telpro can be placed in good standing. As a result of such communications, the Colorado Secretary of State's office has concurred with Telpro's analysis, that unlike a voluntary or judicial dissolution, an administrative dissolution did not cause Telpro to cease to exist. However, as a result of the administrative dissolution, Telpro is required to wind up its affairs. As part of the winding up of its affairs, Telpro formed another corporation with the same name Telecommunication Products, Inc, in the State of Colorado on April 21, 1999 (the "Surviving Telpro"). The purpose of creating the Surviving Telpro was to wind up the old Telpro's affairs by merging it into the Surviving Telpro. A plan of merger to accomplish this transaction is attached as Annex A. The Colorado Secretary of State's office has pre-approved the plan of merger to wind up Telpro's affairs, and upon presentation for filing the plan of merger will be accepted by the Colorado Secretary of State's office for filing.

     Following its administrative dissolution, Telpro has continued its business of developing, marketing, and selling various telecommunications products. The principal executive offices of Telpro and the Surviving Telpro are located at P.O. Box 17013, Golden, Colorado 80402, telephone number (303) 278-2725.

     Management believes that the merger is essential for clarification of Telpro's status as a corporation. Telpro now proposes to merge into the Surviving Telpro, with such merger to be completed as soon as possible after the annual meeting if the corporate status merger is approved by the shareholders.

     As a result of the merger, Telpro will no longer exist as a separate corporation and the Surviving Telpro will be owned directly by the current shareholders of Telpro. After the merger the Surviving Telpro will become a publicly held company and with the name Telecommunication Products, Inc. and will be a Colorado corporation. The Surviving Telpro will have the same consolidated assets, liabilities and shareholders' equity as Telpro.

     The board of directors believes that the proposed merger is in the best interests of Telpro and its shareholders.

MERGER PROCEDURE AND APPROVAL

     Pursuant to the provisions of the Colorado Business Corporation Act, the board of directors of Telpro adopted a resolution approving the merger of Telpro with and into the Surviving Telpro. Subject to the approval of the holders of at least a majority of the outstanding shares of Telpro's common stock and the fulfillment or waiver of certain other conditions described herein, each 20 shares of the Telpro's common stock outstanding immediately prior to the merger will be converted automatically into one share of the Surviving Telpro's common stock. No exchange of stock certificates will be required. As a result of the merger, Telpro will be merged into Surviving Telpro and Telpro's shareholders will become shareholders of the Surviving Telpro.

REVERSE SPLIT IN CONNECTION WITH THE MERGER

     The articles of incorporation of Surviving Telpro will be substantially similar to those of Telpro, except for an amendment to effect a 1-for-20 reverse split of the common stock. If the merger is approved by the required vote of shareholders, Telpro's outstanding shares (the "old shares") of common stock would be exchanged for new shares of common stock in the exchange ratio of one new share for every 20 old shares. If the merger is approved by the shareholders of Telpro, the reverse split will become effective upon the filing of the plan of merger attached as Annex A with the Secretary of State of Colorado, which is expected to occur shortly after shareholder approval.

     The reverse split would reduce the number of outstanding shares of common stock to approximately five percent (5%) of the number of shares outstanding prior to the reverse split. Accordingly, the Reverse Stock Split would decrease the number of outstanding shares of common stock to approximately 1,000,000 million shares. The reverse split will not affect the proportionate equity interest in Telpro of any holder of the common stock, subject to the provisions for the elimination of fractional shares as described below. However, shareholders should recognize that if the reverse split is approved, they would own a lesser number of shares than they presently own. If the reverse split is approved, each outstanding share of common stock will be entitled to one vote at each meeting of shareholders of Telpro, as is the case with each currently outstanding share. While a reduced number of outstanding shares of common stock could adversely affect the liquidity of the common stock, the board of directors does not believe that this is likely to happen.

     The board of directors believes that the current market value of the common stock impairs Telpro's ability to access the capital markets, and impairs the acceptability of the common stock by members of the investing public. Theoretically, the price of a stock should not (by itself) affect its marketability, the type of investor who acquires it, or Telpro's reputation in the financial community. In practice this is not necessarily the case, as many institutional investors look upon low-priced stock as unduly speculative in nature and, as a matter of policy, avoid investment in such stocks. Further, the board of directors believes that a lower per-share price will reduce the effective marketability of the common stock because of the reluctance of many leading brokerage firms to recommend low-priced stock to their clients. In addition, a variety of brokerage house policies and practices tend to discourage individual brokers within those firms from dealing in low-priced stocks. Some of those policies and practices pertain to the payment of brokers' commissions and to time- consuming procedures that function to make the handling of low-priced stocks unattractive to brokers from an economic standpoint. Many brokerage firms also prohibit investors from purchasing on margin stocks that are trading below certain prices per share. Additionally, the structure of trading commissions also tends to have an adverse impact upon holders of low-priced stock because the brokerage commission on a sale of low-priced stock generally represents a higher percentage of the sales price than the commission on a relatively higher priced stock. Therefore, lower prices for the common stock may adversely affect anyone who wishes to acquire shares and holders who wish to liquidate their holdings.

     The reverse split is intended to result in a higher per-share market price for the common stock, both now and in the future. Hopefully, this will increase investor interest and eliminate the resistance of brokerage firms. However, there can be no assurance that the market price of a share of common stock after the reverse split will be twenty times the market price before the reverse split, that the marketability of the common stock will increase, or that the Reverse Stock Split will otherwise have the desired effects described.

     The board of directors desires to enhance the value of the common stock. The board of directors believes that the value of the common stock will be significantly less, and efforts to enhance the value of the common stock will be impaired, if the reverse split is not approved and implemented.

     Beginning on the date the plan of merger is filed with the Colorado Secretary of State, each certificate representing old shares will be deemed for all corporate purposes to evidence ownership of new shares. Shareholders may exchange their existing stock certificates for certificates representing their new shares if they so choose.

     No fractional shares will be issued. Accordingly, holders of old shares, both of record and beneficial, who would otherwise be entitled to receive a fractional new share will be entitled to receive cash in lieu thereof. The amount of cash to which such a holder will be entitled will be the product of the closing sale price of the common stock on the OTC Bulletin Board on the last trading day prior to the closing, multiplied by the number of shares of old shares that would otherwise be converted into a fractional new share. Checks representing payment for fractional shares may be obtained by sending a written request to: Telecommunication Products, Inc., Attn: President, P. O. Box l7013, Golden, Colorado 80402.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a general discussion of certain federal income tax consequences of the merger to Telpro's shareholders. Although it is not anticipated that state or local income tax consequences to shareholders will vary substantially from the federal income tax consequences described below, shareholders are urged to consult their own tax advisors with respect thereto, as well as with respect to any foreign taxes applicable to foreign shareholders:

     o A shareholder will recognize no gain or loss upon the conversion of the Corporation's shares into the Surviving Telpro's shares;

     o a shareholder's tax basis in the Surviving Telpro's shares into which Telpro's shares are converted will be the same as the tax basis of Telpro's shares; and

     o a shareholder's holding period in the Surviving Telpro's shares into which Telpro's shares are converted will include the holding period of Telpro's shares, if the shareholder holds the Corporation's shares as capital assets at the time of the merger.

     o shareholders who receive cash in lieu of a fractional share interest will be treated as if Telpro purchased such fractional share interest. Such holder may recognize gain or loss measured by the difference between the amount of cash received and the pro rata basis in his old shares.

ANTICIPATED ACCOUNTING TREATMENT

     The acquisition will be accounted for by the "purchase" method of accounting under generally accepted accounting principles.

EFFECTS OF MERGER

     The Surviving Telpro will have the same directors as Telpro at the time of the merger. It will also have the same officers as Telpro had prior to the merger. In addition, the articles of incorporation and bylaws of the Surviving Telpro will be substantially identical to Telpro's articles of incorporation and bylaws prior to the merger, except for the reverse stock split. For more information about the reverse stock split, see page 15.

     The Surviving Telpro expects its common stock to be listed on the OTC Bulletin Board, where Telpro's common stock is currently listed and to trade under the same symbol "TCLR". The Surviving Telpro will be a reporting company under the Securities Exchange Act of 1934.

     The Surviving Telpro intends to follow Telpro's current policy of not paying any regular dividends. The determination of the amount of future dividends will be made by the Surviving Telpro's board of directors from time to time and will depend on the Surviving Telpro's future earnings, capital requirements, financial condition and other relevant factors.

REGULATORY APPROVALS

     The merger has been pre-approved by the Colorado Secretary of State. No federal or other state regulatory approvals are required in connection with the merger.

RIGHTS OF DISSENTING TELPRO SHAREHOLDERS

     The following is a brief summary of the rights of holders of Telpro common stock to dissent from the merger and receive cash equal to the "fair value" of their Telpro common stock. The dissenters' rights also apply to holders of Telpro common stock who wish to dissent from the proposed merger with
Interleisure, S.A. For more information about the proposed merger with Interleisure, S.A., please see page 21. This summary is not exhaustive, and you should read Article 113 of the Colorado Business Corporation Act, which is attached to this proxy statement as Annex C.

   If you are contemplating the possibility of dissenting from the merger, you should carefully review the text of Annex C, particularly the procedural steps required to perfect dissenters' rights, which are complex. You should also consult your legal counsel. If you do not fully comply with the procedural requirements of the statute, you will lose your dissenters' rights.

     WHO MAY EXERCISE DISSENTERS' RIGHTS

     Under Colorado law, shareholders of Telpro have the right, by fully complying with the applicable provisions of Article 113, to dissent with respect to the merger and to receive from Telpro payment in cash for the "fair value" of their shares after the merger is completed. The term "fair value" means the value of the shares immediately before the effective time of the merger.

     A person having beneficial ownership of shares that are held of record in the name of another person, such as a broker, nominee, trustee or custodian, must act promptly to cause the record holder to follow the steps summarized below in a proper and timely manner if the beneficial owner wishes to perfect any dissenters' rights.

     REQUIREMENTS FOR EXERCISING DISSENTERS' RIGHTS

     Shareholders who desire to exercise their dissenters' rights must:

     o file a written notice of intent to demand fair value for his, her or its shares with Telpro before the shareholder vote is taken to approve the merger agreement. This written demand must be in addition to and separate from any proxy or vote against approval of the merger agreement;
     o    not vote his, her or its shares in favor of the merger agreement; and
     o follow the statutory procedures for perfecting dissenters' rights, which are described below.

     If you do not satisfy all of these conditions, you cannot exercise dissenters' rights and will be bound by the terms of the merger agreement. Voting against, abstaining from voting or failing to vote to approve the merger agreement does not constitute a demand for appraisal within the meaning of Colorado law.

     A shareholder's failure to vote against the approval of the merger agreement will not constitute a waiver of dissenters' rights. However, if a shareholder returns a signed proxy but does not specify a vote against approval of the merger agreement or direction to abstain, the proxy will be voted for approval of the merger agreement, and the dissenters' rights of the shareholder will be waived.

     A shareholder must assert dissenters' rights with respect to all of the shares registered in the holder's name except where certain shares are beneficially owned by another person but registered in the holder's name. If a record owner, such as a broker, nominee, trustee or custodian, wishes to dissent with respect to shares beneficially owned by another person, the shareholder must dissent with respect to all of the beneficial owner's shares and must disclose the name and address of the beneficial owner on whose behalf dissent is made. Also, a beneficial owner of shares who is not the record owner of those shares may assert dissenters' rights as to the shares held on that person's behalf, provided that the beneficial owner submits a written consent from the record owner to Telpro at or before the time the dissenters' rights are asserted.

     Notices of intent to exercise dissenters' rights should be filed with Telpro at: Telecommunication Products, Inc., P. O. Box l7013, Golden, Colorado 80402, Attn: President.

     APPRAISAL PROCEDURE

     After the proposed merger has been approved by the shareholders at the annual meeting, Telpro will send written notice to all shareholders who have given written notice under the dissenters' rights provisions and have not voted in favor of the merger as described above. The notice will contain:

     o the address where the demand for payment and certificates representing shares of Telpro common stock must be sent and the date by which they must be received;
     o any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;
     o a form for demanding payment that requires certification of the date the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the Telpro common stock or an interest in it; and
     o a copy of Article 113 of the Colorado Business Corporation Act, attached hereto as Annex C, and a brief description of the procedures to be followed under those provisions.

     If you wish to assert dissenters' rights and receive the fair value of your shares, you must demand payment, deposit your certificates with Telpro and provide any other related information specified in the notice from Telpro, within thirty days after the notice is given. If you fail to make demand for payment and deposit your certificates within the thirty-day period, you will lose the right to receive fair value for your shares under the dissenters' rights provisions, even if you filed a timely notice of intent to demand payment.

     Except as provided below, after the later of the effective time of the merger or Telpro' receipt of a valid demand for payment, Telpro will have the obligation to remit to each dissenting shareholder who complied with the requirements of the Colorado Business Corporation Act the amount Telpro estimates to be the fair value of the shareholder's Telpro common stock, with interest starting five days after the effective time of the merger at a rate prescribed by statute. Telpro will include the following information with the payment:

     o Telpro' closing balance sheet and statement of income for the fiscal year ending no more than sixteen months before the effective date of the merger, together with the latest available interim financial statement;
     o Telpro' estimate of the fair value of the shares and a brief description of the method used to reach that estimate;
     o a copy of Article 113 of the Colorado Business Corporation Act (attached hereto as Annex C); and
     o a brief description of the procedures to be followed in demanding supplemental payment.

     Telpro may withhold payment for any person who was not a shareholder on September 4, 2001, the date the merger was first announced to the public, or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with the procedures described above, Telpro shall send a statement to the dissenter setting forth the above information as well as the reason for withholding the remittance and an offer to pay to the dissenter the estimate of the fair value of the shares, with interest, as a final settlement of the dissenting shareholder's demand for payment.

     If you are dissatisfied with your payment or offer, you may, within thirty days of the payment or offer for payment, notify Telpro in writing of and demand payment of your estimate of the fair value of your shares plus interest, to the extent that your estimate exceeds Telpro' payment or offer. Within sixty days after receipt by Telpro of any dissenting shareholder's demand for supplemental payment, Telpro shall either pay to the dissenter the supplemental amount demanded or agreed to by the dissenter after discussion with Telpro or file a petition in court requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in Jefferson County, Colorado, and shall name as parties all dissenting shareholders whose demands remain unsettled.

     The court may appoint one or more appraisers to receive evidence and make recommendations to the court as to the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by Telpro or by a dissenter. The fair value of the shares as determined by the court is binding on all dissenting shareholders. If the court determines that the fair value of the shares is in excess of any amount remitted by Telpro, then the court will enter a judgment for cash in favor of the dissenting shareholders in an amount by which the value determined by the court, plus interest, exceeds the amount previously remitted.

     The court will determine the costs and expenses of the court proceeding, including the reasonable expenses and compensation of any appraisers appointed by the court, and assess them against Telpro, except that the court may assess part or all of the costs against any dissenting shareholders whose actions in demanding supplemental payments are found by the court to be arbitrary, vexatious or not in good faith. If the court finds that Telpro did not substantially comply with the relevant provisions of section of the Colorado Business Corporation Act, the court may also assess against Telpro any fees and expenses of attorneys or experts that the court deems equitable. The court may also assess those fees and expenses against any party if the court finds that the party has acted arbitrarily, vexatiously or not in good faith in bringing the proceedings. The court may award, in its discretion, fees and expenses of an attorney for the dissenting shareholders out of the amount awarded to the shareholders, if it finds the services of the attorney were of substantial benefit to the other dissenting shareholders and that those fees should not be assessed against Telpro.

     FAILURE TO FOLLOW THE STEPS REQUIRED BY ARTICLE 113 OF THE COLORADO BUSINESS CORPORATION ACT FOR PERFECTING DISSENTERS' RIGHTS MAY RESULT IN THE LOSS OF SUCH RIGHTS.

DESCRIPTION OF CAPITAL STOCK OF SURVIVING TELPRO

     The following description of capital stock is a summary of certain provisions of Telpro's Articles of Incorporation, a copy of which is filed as an exhibit to Telpro's Annual Report on Form 10-K. The authorized number of shares of each class of capital stock and the par value thereof per share are as follows: 100 million shares of common stock, no par value, and 50 million shares of preferred stock, $1 par value. The terms and provisions of the capital stock of the Surviving Telpro will be substantially identical to those of the capital stock of Telpro.

     DESCRIPTION OF COMMON STOCK. An owner of common stock of Telpro may receive dividends when declared by the board of directors. Subject to the terms of any outstanding preferred stock, owners of common stock may not receive dividends until Telpro has satisfied its obligations to any holders of such preferred stock. Each share of common stock of Telpro is entitled to one vote in the election of directors and on other matters. There is no cumulative voting.

     The common stock is not redeemable or convertible. If Telpro liquidates, dissolves or winds-up its business, whether voluntarily or not, holders of common stock of Telpro will share equally in the distribution of all assets remaining after Telpro pays creditors and preferred shareholders.

     The outstanding shares of Telpro's common stock are, and the shares of the Surviving Telpro to be distributed upon consummation of the merger will be, validly issued, fully paid and non-assessable.

     The transfer agent for Telpro's common stock is Computershare Trust Company, Inc. It will also serve as transfer agent for the Surviving Telpro.

     DESCRIPTION OF PREFERRED STOCK. Telpro may from time to time issue shares of preferred stock in series. The board of directors is authorized to designate the series and to fix the relative voting, dividend, conversion, liquidation, redemption and other rights, preferences and limitations as between series. When preferred stock is issued, holders of common stock are subject to the dividend and liquidation preferences and other prior rights of the preferred stock. Currently, there is no authorized series of preferred stock.

     The board of directors, without the prior consent of holders of common stock, could issue series of preferred stock with voting and conversion rights that could materially adversely affect the voting rights of the holders of common stock. The issuance of shares of preferred stock to management, existing shareholders or others could result in a situation where the record holders of such shares of preferred stock could have a significantly disproportionate vote on certain material matters. In the event of a proposed merger, tender offer, proxy contest or other attempt to gain corporate control, it would be possible, subject to any limitations imposed by applicable law, the Articles of Incorporation, and the applicable rules of the securities exchanges upon which the common stock may be listed, for the board of directors, without the prior consent of holders of common stock, to authorize the issuance of one or more series of preferred stock with voting rights or other rights and preferences which would impede the success of such proposed merger, tender offer, proxy contest or other attempt to gain corporate control. There are no current plans to issue any shares of preferred stock.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL AND, UNLESS A STOCKHOLDER GIVES INSTRUCTIONS ON THE PROXY CARD TO THE CONTRARY, THE APPOINTEES NAMED THEREON INTEND SO TO VOTE.

                 THE INTERLEISURE MERGER (Item 4 on Proxy Card)

GENERAL

     Subject to the conditions set forth in the Agreement and plan of merger between Telpro, Interleisure, and the four shareholders of Interleisure dated June 25, 2001, a copy of which is attached as Annex B, Interleisure will be merged with and into Telpro.


     Under the terms of the merger, each issued and outstanding share of Interleisure common stock will be converted into the right to receive 10.68 newly issued shares of Telpro common stock. Pursuant to the merger, 21,368,160 shares of Telpro common stock will be issued to the Interleisure shareholders. As a result, immediately following the merger, the four former Interleisure shareholders will hold 95.0% of the then-outstanding shares of Telpro common stock. All of the current shareholders of Telpro will hold 5.0% of the then-outstanding shares of Telpro common stock following the merger. Thus, the percentage ownership by existing Telpro shaeholders will be significantly reduced as a result of the merger.

     The following table summarizes the effect of the corporate status merger and the Interleisure merger on the percentage ownership of Telpro by the current Telpro shareholders and the Interleisure shareholders:

                                Shares Before Merger      Shares After Merger
                                --------------------      -------------------
                                  Number     Percent        Number    Percent
                                ----------   -------      ----------  -------

Telpro Shareholders             22,492,800   100.0%        1,124,640     5.0%
Interleisure Shareholders              -0-      -0-       21,368,160    95.0%
                                ----------   ------       ----------   ------
        Total                   22,492,800   100.0%       22,492,800   100.0%


     We have not registered the common stock to be issued to the Interleisure shareholders. Rather, we intend to rely on exemptions under Regulation S and
Section 4(2) from the registration requirements of Section 5 of the Securities Act of 1933 with respect to the merger. Accordingly, Telpro common stock issued in connection with the merger will be "restricted" and may not be transferred or resold without an applicable exemption or registration under the Securities Act of 1933.

   The merger will be completed when all of the conditions to completion of the merger are satisfied or waived, including approval of the merger agreement by Telpro shareholders. The merger will become effective when articles of merger are duly filed with the Colorado Secretary of State or at such other time specified in the articles of merger as Telpro and Interleisure agree. It is contemplated that the merger will be consummated as soon as practicable after the satisfaction or waiver of each of the conditions set forth in the merger agreement.

BACKGROUND AND PURPOSE

     The terms and conditions of the merger agreement and the merger are the result of arm's-length negotiations between Telpro and Interleisure. Set forth below is a summary of the background of such negotiations between Telpro and Interleisure and certain related matters preceding such negotiations.

     Robert Russell, President of Interleisure, initially approached Telpro several years ago about the possibility of a merger. For many months following the initial discussion, officers of Telpro had numerous telephonic discussions with Mr. Russell regarding a possible merger with various entities in which he has had some level of involvement.

     During that time frame, Telpro was also approached by other companies regarding the possibility of a merger. Telpro signed a letter of intent with another company in September, 2000. During the period that that letter of intent was in place, Telpro did not negotiate with other entities; however, problems with completing the proposed transaction ensued on both sides, and eventually a mutual release was signed by both entities in March, 2001, so that Telpro could pursue other options.

     Following the execution of the release in March, Mr. Russell again raised the possibility of a merger between Interleisure and Telpro with Donald Ranniger, President of Telpro, and Leslie Ranniger, Mr. Ranniger's daughter and counsel to Telpro. During March, 2001, numerous discussions took place regarding the terms of a merger between Telpro and Interleisure in consultation with their legal advisors. It was agreed to proceed with due diligence investigations and preparation of definitive agreements.

     On May 1, 2001, the board of directors of Telpro considered a draft agreement regarding the merger with Interleisure and met with Mr. Russell and Dennis Johnston, counsel for Interleisure in Denver, Colorado. As a result of the discussions, further negotiations and revisions to final documents took place during May and June, 2001.

     On June 25, 2001, the Telpro board of directors reviewed and approved a revised merger agreement. The agreement was signed effective June 25, 2001 and was publicly announced.

REASONS FOR THE MERGER

     The Telpro board of directors believes that combining the resources of Telpro and Interleisure pursuant to the merger could provide Telpro and the Telpro shareholders with an opportunity for long-term growth and profitability. In assessing the proposed merger, management of Telpro reviewed the past performance and future potential of Interleisure, Interleisure's existing and proposed product lines, and the capabilities of Interleisure's management personnel, as compared to other potential candidates for a business combination with Telpro. Among the factors that contributed to the recommendation of the

Telpro board to approve the merger are, in order of relative importance, (i) Interleisure's innovative line of technology and Internet related proprietary products, (ii) the potential for sales growth if such products are accepted as industry standards, and (iii) the capabilities of Interleisure's technical and management personnel. Although Interleisure's lack of operating history and profitable business operations has caused some concern, the management of Telpro attributes such matters primarily to the costs and risks inherent in any new business enterprise. The Telpro board also considered that Telpro's current business model has generated insufficient revenues and no net profits and is not expected to do so in the foreseeable future and that Telpro's market niche appears to have fallen out of favor in the investment community, making it extremely difficult for Telpro to raise investment capital.


     Based on all of the foregoing and such other factors as the Telpro board may have deemed appropriate, the Telpro board believes that the merger represents the best opportunity for the redeployment of Telpro's limited assets. With respect to its decision, the Telpro board did not retain any third party to conduct an independent valuation of Interleisure or render a fairness opinion as to the merger, because Telpro has no funds to pay for the cost of an independent valuation or opinion. The officers of Telpro and Interleisure determined by negotiation the number of shares of Telpro common stock to be issued to the four Interleisure shareholders in connection with the merger. The Telpro board previously had other offers with less favorable exchange ratios, and because this was the best offer received by Telpro in recent history, it was determined to recommend approval of the merger to the shareholders, even though the percentage ownership of shareholders will be significantly reduced as a result of the merger.


     The Telpro board of directors also considered certain potentially negative factors that may result from the merger, including the following: (i) the expectation that the merger might not result in any earnings; (ii) the potential adverse effect the market price of Telpro common stock if revenue and profitability expectations for the combined company are not achieved; (iii) the risk that the combined company might not achieve the expected operating results;
(iv) the adverse effects of one-time charges expected to be incurred in connection with the costs of the merger; (v) the risk that other benefits sought to be achieved by the merger would not be obtained; and (ix) the other risks described above under Risk Factors at page 7.

     The Telpro board concluded that these negative factors are outweighed by the potential benefits of the merger. The above discussion does not include all of the information and factors considered by Telpro's board. In reaching its decision to approve the merger, the Telpro board did not assign any relative or specific weight to the factors considered, and individual directors may have given different weights to different factors. The Telpro board based its position and recommendation on the information as a whole presented to it.

MERGER PROCEDURE AND APPROVAL

     Pursuant to the provisions of the Colorado Business Corporation Act, the board of directors of Telpro adopted a resolution approving the merger of Interleisure with and into the Telpro. Subject to the approval of the holders of at least a majority of the outstanding shares of Telpro's common stock and the fulfillment or waiver of certain other conditions described herein, Interleisure will be merged into Telpro and Interleisure's shareholders will become shareholders of Telpro.

     The merger will become effective when articles of merger are duly filed with the Colorado Secretary of State or at such other time specified in the articles of merger as Telpro and Interleisure agree.

INTERESTS OF TELPRO OFFICERS AND DIRECTORS IN THE MERGER

     When considering the recommendation of Telpro's board of directors, you should be aware that some of Telpro's directors and executive officers have interests in the merger and have arrangements that are different from, or are in addition to, their interests as shareholders of Telpro generally. Specifically, Donald E. Ranniger, President, Treasurer, and Chairman of the board of directors, and Clara H. Ranniger, Vice President, Secretary, a director, and the wife of Mr. Ranniger, or a corporate affiliated with them are owed deferred compensation from Telpro in an amount of over $700,000. In exchange for the forgiveness of such liability, under the terms of the merger agreement, Donald
E. Ranniger, President, Treasurer, and Chairman of the board of directors, or his affiliated corporation, will receive a $175,000 cash payment, a $25,000 promissory note, the issuance of 381,000 shares of Telpro common stock, and certain inventory and proprietary information of Telpro that has been written off for financial reporting purposes and is not a part of the business plan of the combined company following the merger. As a result, Mr. and Mrs. Ranniger, who currently own approximately 33.8% of the issued and outstanding shares of Telpro common stock, could be more likely to support approval of the merger than if they did not have these rights under the merger agreement. You should consider whether these interests may have influenced these directors and executive officers to support and recommend the merger.

     Telpro's board of directors was aware of and considered these interests in approving the merger agreement and recommending that Telpro's shareholders approve the merger agreement.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a general discussion of certain federal income tax consequences of the merger to Telpro's shareholders. Although it is not anticipated that state or local income tax consequences to shareholders will vary substantially from the federal income tax consequences described below, shareholders are urged to consult their own tax advisors with respect thereto, as well as with respect to any foreign taxes applicable to foreign shareholders:

     o a shareholder will recognize no gain or loss upon the effectiveness of the merger with Interleisure;

     o    a shareholder's tax basis in the Telpro's shares will remain the same;
          and

     o a shareholder's holding period in the Telpro's shares will remain the same.

     Interleisure shareholders have agreed to consult their own tax advisors as to the specific tax consequences to them of the merger, including applicable federal, state, and foreign tax consequences.

DIRECTORS AND OFFICERS OF TELPRO AFTER THE MERGER

     At the closing of the merger, all existing directors and officers of Telpro shall resign and the directors and officers of Interleisure will be the directors and officers of Telpro. For more information about the directors and officers of Telpro following the merger, see pages 24 and 28.

CERTAIN COVENANTS AND AGREEMENTS

     Under the merger agreement, Telpro and Interleisure have made certain covenants and agreements regarding the operation of Telpro following the merger that are to remain effective for a period of one year from the date of the merger. The covenants and agreements of Telpro include, limitations on the following types of actions:

     o    issuance of compensatory stock and stock options;

     o    creation of new classes or series of stock;

     o    redemption of stock;

     o    declaration and payment of dividends;

     o mergers, sales of substantially all assets of Telpro, or similar transactions;

     o    incurring indebtedness other than in the ordinary course of business;

     o    amendment,   repeal  or  waiver  of  provisions  of  the  articles  of
          incorporation or bylaws;

     o pay annual compensation in excess of $150,000 in the case of the chief executive officer of Telpro, or $100,000 for other employees unless determined otherwise by an independent compensation committee.

ANTICIPATED ACCOUNTING TREATMENT

     The acquisition will be accounted for by the "purchase" method of accounting under generally accepted accounting principles.

EFFECTS OF MERGER

     The combined company will have the articles of incorporation and bylaws of Telpro prior to the merger. The combined company expects its common stock to be listed on the OTC Bulletin Board, where Telpro's common stock is currently listed and to trade under the same symbol "TCLR". The combined company will be a reporting company under the Securities Exchange Act of 1934.

     The combined company intends to follow Telpro's current policy of not paying any regular dividends. The determination of the amount of future dividends will be made by the combined company's board of directors from time to time and will depend on the combined company's future earnings, capital requirements, financial condition and other relevant factors.

REGULATORY APPROVALS

     No federal or other state regulatory approvals are required in connection with the merger.

RIGHTS OF DISSENTING TELPRO SHAREHOLDERS

     Under Colorado Law, Telpro shareholders are entitled to dissenters' rights regarding the merger with Interleisure. For complete information about your dissenters' rights and how to exercise them, please see page 17, where information about the same dissenters' rights appears in the description of the corporate status merger.

                        DESCRIPTION OF INTERLEISURE, S.A.

OVERVIEW

     Interleisure is a software development and licensing company specializing in the "Fourth Technology Phase" of personal communications, namely, video and audio interactive telecommunications. Interleisure's first product will combine online videoconferencing with scheduling and payment processing systems to provide unique solutions for hourly service providers, including doctors, lawyers, accountants, and other professional service providers.

THE COMPANY

     Interleisure was formed as a corporation under the laws of the Dominican Republic in 1996. It is privately held by four shareholders. Its stock has never been publicly traded, so there has not been a market price for its common stock.

     Interleisure has its principal executive offices located at Avenue 27 de Febrero esq. Tiradentes, Plaza Merengue, de piso, Suite 202, Santa Domingo, Dominican Republic. Interleisure anticipates moving its corporate headquarters to Los Angeles, California in the third quarter of 2001 and will maintain an office in the Dominican Republic for the further development of proprietary software.

     Interleisure has been a development stage company, and has not generated any significant revenues. As a result, it has never paid any dividends.

BUSINESS

     Interleisure is an "application service provider" that is ready to bring to market an e-commerce conferencing solution for professional consultants. The market for Interleisure's product includes such conventional consultants as attorneys, physicians, accountants, architects, real estate agents, computer programmers, educators, and stockbrokers, as well as such decidedly non-conventional professionals as psychics and astrologers.

     Regardless of their field of expertise, all consultants share the need to meet and confer with clients and potential clients, both for the purpose of establishing and maintaining relationships and for the purpose of collaborating on documents and other materials. Traditionally, consultants have accomplished this by holding in-person meetings with their clients. In-person meetings, however, require at least one of the participants to physically travel to the meeting site and, as a result, are inconvenient, time-consuming, and, when consultants and clients are not located in the same city, impractical.

     With the emergence of the Internet, however, the potential now exists for consultants to confer with their clients through a new communications channel combining the convenience and distance-spanning capabilities of the telephone with the capacity for full collaboration and visual interaction provided in the past only by in-person meetings. Through a variety of Internet-based conferencing tools such as video conferencing, text-based chat, document sharing, whiteboarding, application sharing, and remote personal computers' desktop control, the Internet has the ability to enable real-time, fully collaborative interactions between consultant and client without the need for either to leave home or office.

     While these new Internet-based technologies enable on-line conferencing between consultants and clients, they do not provide the marketing, calendaring, scheduling, invoicing, and payment functions necessary in a true e-commerce enabled conferencing solution for consultants.

     THE INTERLEISURE SOLUTION

     Management of Interleisure believes that the Interleisure system is the first e-commerce enabled conferencing platform designed specifically for consultants. Their in-house team of software engineers has developed proprietary software tailored to the specific needs of consultants and designed from inception to seamlessly integrate with all existing Internet-based conferencing and collaborative technologies, including videoconferencing, document and application sharing, whiteboarding, text-based chat, instant messaging, and remote PC desktop control. As a result, Interleisure is ready to bring to market a turnkey, easy-to-use, and cost-effective Internet-based conferencing solution with the following features:

     o On-line directory allowing consultants to globally market their services;

     o Automated scheduling of on-line meetings between consultants and clients;

     o    Fully interactive on-line conferencing and collaboration; and

     o    Electronic invoicing and collection of fees.

     The Interleisure system consists of components integrated into a comprehensive solution. The components include directory, calendaring, scheduling, session management, and invoicing functions. Interleisure integrated these proprietary elements with existing on-line conferencing technologies. Interleisure currently uses Microsoft Netmeeting(R) for audio and video conferencing capabilities, a Win32 Client for consultant side control, a Web (ASP driven) for consumer control, and a multi-headed Win32 sockets-based server for multi-point communication. Interleisure uses a SQL Server 7.0 for database management. The back-end platform runs completely on Windows 2000(R).

     BENEFITS OF THE INTERLEISURE SOLUTION

     The Interleisure platform offers consultants the opportunity to market and provide their services to anyone in the world with access to a personal computer and an Internet connection. Consultants who are members of the Interleisure network will be able to expand their client bases beyond traditional geographical constraints, will be able to more efficiently and effectively serve their existing clients, and will enjoy increased revenues as a result of being able to use their time more efficiently and to collect fees for a greater percentage of their time spent conferring with clients.

     MARKETING STRATEGY

     Although individual consultants will be the end users of the Interleisure system, management does not intend to market the system to individual consultants. Instead, the strategy is to form alliances with other companies that already provide services to large numbers of consultants. These companies, which will become strategic distribution partners, include existing portals for communities of consultants and major Internet and application service providers. Interleisure is confidant that this strategy will result in rapid market penetration for its services without the large advertising, promotional, and transaction costs that would be entailed by a marketing strategy targeting individual consultants.

     PRICING STRATEGY

     Interleisure's pricing strategy is designed to make the Interleisure solution extremely attractive to consultants while generating high profits for Interleisure itself. Interleisure will charge each consultant who subscribes to the service an annual database management fee of $50. In addition, consultants will be charged a session management fee for each on-line conference over the Interleisure network. The session management fee will be an amount equal to 2.5%, or in some cases 5%, of the fee paid to a consultant by a client for an on-line conference. Given this fee structure, the Interleisure system should prove to be profitable for the average consultant after only a single on-line conference with a client.

COMPETITION

     Although the field of interactive Internet-based communications is rapidly evolving and increasingly competitive, management believes that Interleisure's network and proprietary software may provide the only on-line conferencing solution that meets the needs of professional consultants. The Internet-based conferencing solutions currently available in the marketplace are directed toward the business-to-business markets. They support on-line conferencing between companies and their partners, suppliers, commercial customers, and off-site employees. They do not provide a comprehensive solution integrating the directory, marketing, calendaring, scheduling, and electronic payment functions included in the Interleisure solution.

MANAGEMENT OF TELPRO FOLLOWING THE MERGER

     Following the merger, the Telpro officers and directors will consist of:

Name                     Age       Position
----                     ---       --------
Robert Russell           34        Chief Executive Officer, President and Director

James J. Johnson         43        Chief Financial Officer/Chief Operating Officer, Director

Dennis H. Johnston       48        Executive Vice President, Secretary,
                                   General Counsel, Director


     ROBERT RUSSELL will become the Chief Executive Officer of Telpro and will manage the overall business affairs of the company. He is a native of Northern Ireland and attended Damelin College in South Africa, where he obtained a degree in finance and management sciences. Mr. Russell spent over ten years working in the leisure and entertainment industry, including service as Managing Director of Selective Leisure Holdings, where he directed South African operations in hospitality and accommodations, in addition to a deluxe casino and entertainment complex. Mr. Russell expanded the entertainment and casino operations to build a highly profitable chain of eight entertainment complexes spread throughout the region with annual revenues exceeding US $64 million. During this period, he was instrumental in the deployment and successful development of technology programs, which underpinned security, financial and state of the art communication and conference systems. In 1995, he purchased the entertainment and casino operations from the Intercontinental Hotel group for the Caribbean nation of the Dominican Republic. In 1998, Mr. Russell sold his interests in the entertainment industry to concentrate his efforts upon development of Interleisure's business.

     JAMES J. JOHNSON will become the Chief Financial Officer of Telpro. He brings a successful track record as a CFO and CEO in rapid growth companies, as well as finance and accounting skills honed during a long career in leadership roles in "Big Five" accounting firms. In his most recent position as CEO of bizsolutions, inc., Mr. Johnson managed a startup company to 100% sales growth during each year of his tenure. He was previously the CFO of Imagyn Medical Technologies Systems, Inc., another startup venture at which he oversaw a growth in annual sales to over $100 million. For the 5 years immediately prior to his joining Imagyn, Mr. Johnson had been a partner of the accounting firm Ernst & Young. Before joining Ernst & Young, he had been with Arthur Anderson for 16 years, the last 6 years as a partner.

     DENNIS H. JOHNSTON, ESQ. will become General Counsel, Executive Vice President and Secretary of the combined company. Mr. Johnston has more than 20 years of experience as a practicing attorney specializing in the representation of corporations and financial institutions. He has assisted in organizing and financing numerous private and publicly traded companies and has handled mergers and acquisitions with a total value in excess of $3 billion. Mr. Johnston received undergraduate degrees in business and economics from UCLA and a law degree with Dean's List Honors from Loyola University of Los Angeles, where he was an Editor of The Loyola Law Review. He is a former partner at the nationally recognized law firms of Manatt, Phelps, Rothenberg, & Tunney, and Wyman, Bautzer, Kuchel & Silbert.

         MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
                  RESULTS OF OPERATIONS OF INTERLEISURE, S.A.

     Interleisure has not yet commenced its planned principal operations and it has not yet had an any revenues from operations. Interleisure is a development stage company and has been focusing on the development of its suite of software and other technology in order to commence operations.

     Interleisure is currently devoting significant efforts to obtaining private financing to fund the continued development of its technology and software. Significant additional cash will be required, and at least $500,000 of additional operating capital will be required during fiscal year ending March 31, 2002, and another $500,000 for another six months thereafter, assuming that expenses remain at their current level. Such funds will be required even if the merger is consummated, as operations from Telpro are not expected to generate any cash flow in the foreseeable future. It is uncertain whether Interleisure will be able to obtain the required financing on acceptable terms. Management is devoting substantial company resources to this process.

     Interleisure expended $489,373 in research and development expenses during the year ended December 31, 2000. This research and development consisted primarily of software development of its integrated suite of programs. Specific aspects of this software suite of programs that were the subject of development include directory functions, calendaring and scheduling functions, conferencing and collaboration functions, and electronic payment and billing functions.

                        PRO FORMA SELECTED FINANCIAL DATA

     The following pro forma selected financial data is derived from and should be read together with the information provided Annex D captioned "Unaudited Pro Forma Condensed Combined Financial Statements" and the notes thereto. The selected unaudited pro forma combined financial information is based upon the historical financial statements of Telpro, adjusted for the Interleisure merger, and other transactions. The unaudited pro forma combined condensed statement of operations data for the three months ended June 30, 2001 and the year ended March 31, 2001 is presented as if the Interleisure merger and other transactions had occurred on April 1, 2000. The unaudited pro forma combined balance sheet data at June 30, 2001 is presented as if the Interleisure merger had occurred on June 30, 2001.

     The summary unaudited pro forma combined condensed financial data is for illustrative purposes only and does not necessarily indicate the operating results or financial position that would have been achieved had the Interleisure merger and other transactions been completed as of the dates indicated or of the results that may be obtained in the future. In addition, the data does not reflect synergies that might be achieved from combining these operations.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET AT JUNE 30, 2001

                                                          Telpro    Interleisure   Adjustments      Consolidated
                                                        ----------  ------------   -----------      ------------
       Assets:
       Current assets.................................  $    1,793   $   69,517                      $   71,310
       Property and equipment, net....................                   30,079                          30,079
       Other..........................................                    2,501                           2,501
                                                                     ----------                      ----------
       Total assets...................................  $    1,793   $  102,097    $        0        $  103,890

       Liabilities and Stockholders Deficiency:
       Current liabilities............................  $  722,208   $1,293,825                      $2,016,033
       Common stock...................................     733,768      237,388    (1,454,183)(2)      (483,027)
       Accumulated deficit............................  (1,454,183)  (1,429,116)    1,454,183 (2)    (1,429,116)
                                                        ----------   ----------    ----------        -----------
       Total liabilities and stockholders
       deficiency.....................................  $    1,793   $  102,097    $        0        $  103,890


UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THREE MONTHS ENDED JUNE 30, 2001

                                                          Telpro    Interleisure   Adjustments      Consolidated
                                                        ----------  ------------   -----------      ------------

       Revenues.......................................  $      -0-   $      -0-                      $      -0-
       Expenses:
       General and administrative.....................      33,286       98,812                         132,098
       Research and development.......................         -0-          -0-
       Foreign currency translation...................         -0-          -0-                             ---
                                                        ----------   ----------                      ----------
       Net income (loss)..............................    ($33,286)    ($98,812)                      ($132,098)

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR YEAR ENDED MARCH 31, 2001

                                                          Telpro    Interleisure   Adjustments      Consolidated
                                                        ----------  ------------   -----------      ------------
       Revenues.......................................    $81,509    $     -0-     ($75,000)(1)      $   6,509
       Expenses:
       General and administrative.....................     67,501      306,726                         374,227
       Research and development.......................        -0-      489,373                         489,373
       Foreign currency translation...................        -0-        3,331                           3,331
                                                          -------    ---------      ---------        ---------
       Net income (loss)..............................    $14,008    ($799,430)      ($75,000)       ($860,422)

-----------------
(1)  Intercompany fee is being eliminated

(2)  Equity at acquisition is eliminated


                             SECTION 16(A) REPORTING

     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's executive officers and directors and holders of greater than 10% of Telpro's outstanding common stock to file initial reports of their ownership of Telpro's equity securities and reports of changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Based solely on a review of the copies of such reports furnished to Telpro and written representations from Telpro's executive officers and directors, Telpro believes that all Section 16(a) filing requirements were complied with in the fiscal year ended March 31, 2001.

                                  OTHER MATTERS

     The board of directors does not intend to bring other matters before the annual meeting except items incident to the conduct of the meeting. However, on all matters properly brought before the meeting by the board of directors or by others, the persons named as proxies in the accompanying proxy, or their substitutes, will vote in accordance with their best judgment.

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

     Certain of the information relating to Telpro, Interleisure and the combined company contained or incorporated by reference into this proxy statement is forward-looking in nature. All statements included or incorporated by reference into this proxy statement or made by management of Telpro or Interleisure, other than statements of historical fact regarding Telpro or Interleisure, are forward-looking statements. Examples of forward-looking statements include statements regarding Telpro's, Interleisure's or the combined company's future financial results, operating results, business strategies, projected costs, products and competitive positions, and plans and objectives of management for future operations. In some cases, you can identify forward-looking statements by terminology, such as "may," "will," "intends," "should," "would," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these terms or other comparable terminology. Any expectations based on these forward-looking statements are subject to risks and uncertainties and other important factors, including those discussed in the section entitled "RISK FACTORS." These and many other factors could affect the future financial and operating results of Telpro, Interleisure or the combined company, and could cause actual results to differ materially from expectations based on forward-looking statements made in this document or elsewhere by or on behalf of Telpro, Interleisure or the combined company.

                       WHERE YOU CAN FIND MORE INFORMATION

     Telpro files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission under the Securities Exchange Act of 1934. You may read and copy this information at the following locations of the Securities and Exchange Commission:

       Public Reference Room
       450 Fifth Street, N.W.
       Suite 1024
       Washington, D.C. 20549

       Northeast Regional Office
       7 World Trade Center
       Room 1300
       New York, New York 10048

       Midwest Regional Office
       500 West Madison Street
       Suite 1400
       Chicago, Illinois 60661-2511

     You may obtain information on the operation of the SEC's public reference room in Washington, D.C. by calling the SEC at 1-800-SEC-0330. You may also obtain copies of this information by mail from the Public Reference Section of the Securities and Exchange Commission, 450 Fifth Street, N.W., Suite 1024, Washington, D.C. 20549, at prescribed rates. The Securities and Exchange Commission also maintains an Internet website that contains reports, proxy statements and other information about Telpro, that file electronically with the Securities and Exchange Commission. The address of that site is http://www.sec.gov.

     The Securities and Exchange Commission allows Telpro to "incorporate by reference" information into this proxy statement, which means that it can disclose important information to you by referring you to another document filed separately with the Securities and Exchange Commission. Any statement contained in any document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded, for purposes of this proxy statement, to the extent that a statement contained in or omitted from this proxy statement, or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this proxy statement. This proxy statement incorporates by reference the documents described below that Telpro has previously filed with the Securities and Exchange Commission. These documents contain important information about Telpro.

     The following documents listed below that Telpro has previously filed with the Securities and Exchange Commission are incorporated by reference:

     - Telpro's Form 10-K/A for the fiscal year ended March 31, 2001, which was filed on August 7, 2001, a copy of which accompanies this proxy statement; and

     - Telpro's Form 10-QSB/A for the quarter ended June 30, 2001, which was filed on August 27, 2001.

     On your written or oral request, Telpro will provide you, without charge, with a copy of any of the documents incorporated by reference into this proxy statement, not including exhibits to the information unless those exhibits are specifically incorporated by reference.

   Telpro has not filed a registration statement with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, with respect to the issuance of Telpro common stock in connection with the Interleisure merger. Rather, Telpro intends to rely on an exemption from the registration requirements of Section 5 of the Securities Act with respect to the merger. Accordingly, Telpro common stock issued in connection with the merger will be "restricted" for the purposes of the Securities Act. Investment representations will be completed by Interleisure shareholders for certain statements concerning, and their acknowledgement of, the restricted nature of the Telpro common stock issuable in connection with the Interleisure merger.

   If you have any questions about the corporate status or Interleisure mergers, please call Telpro's counsel, Paul Hanley, at (303) 839-3800.

PROXY

                        TELECOMMUNICATION PRODUCTS, INC.

            THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE
                  ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
                           WEDNESDAY, OCTOBER 10, 2001

     The undersigned hereby appoint(s) Donald E. Ranniger and Clara H. Ranniger and each of them as proxies, with the power to act alone and with full power of substitution, to represent and vote as designated all shares of common stock of Telecommunication Products, Inc. that the undersigned is entitled to vote at the annual meeting of Telpro shareholders to be held at 10:00 a.m., Mountain
Daylight Time, on Wednesday, October 10, 2001 at the Golden Hotel, 800 11th Street, Golden, Colorado 80401, or any adjournment or postponement thereof, with authority to vote upon the matter listed on the other side of this proxy card and with discretionary authority as to any other matters that may properly come before the special meeting, and hereby revokes all former proxies.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE ITEMS LISTED BELOW. UNLESS OTHERWISE SPECIFIED THIS PROXY WILL BE CAST FOR ITEMS 1 THROUGH 4.

PROXY VOTING INSTRUCTIONS
Please date, sign and mail your proxy card in the envelope provided as soon as possible.

[X] Please mark your votes as in this example.

1.   ELECTION OF DIRECTORS

     FOR [ ]    AGAINST [ ]

     FOR, except vote withheld from the following nominee(s).


     ----------------------------

     Donald E. Ranniger, Chairman
     Clara H. Ranniger
     Harry D. Thompson
     Daniel P. Newman
     Travis K. Pethe

2. RATIFICATION OF THE SELECTION OF LARRY O'DONNELL, CPA, P.C. AS THE COMPANY'S AUDITORS FOR THE FISCAL YEARS ENDING MARCH 31, 2000 AND 2001.

     FOR [ ]    AGAINST [ ]    ABSTAIN [ ]

3. PROPOSAL TO APPROVE THE PLAN OF MERGER OF TELPRO INTO A NEWLY FORMED COLORADO CORPORATION, WHICH WOULD INVOLVE A 20 FOR 1 REVERSE SPLIT OF TELPRO'S ISSUED AND OUTSTANDING COMMON STOCK, AS MORE PARTICULARLY DESCRIBED IN THE PROXY STATEMENT.

     FOR [ ]    AGAINST [ ]    ABSTAIN [ ]

4.   PROPOSAL to approve the  AGREEMENT  AND PLAN OF MERGER  BETWEEN  TELPRO AND
     INTERLEISURE   AND  THE   TRANSACTIONS   CONTEMPLATED   THEREBY,   AS  MORE
     PARTICULARLY DESCRIBED IN THE PROXY STATEMENT.

     FOR [ ]    AGAINST [ ]    ABSTAIN [ ]

The undersigned acknowledges receipt of the combined Notice of Annual Meeting of Shareholders and Proxy Statement that accompanies this Proxy.

                                       Date:______________________, 2001



                                       -----------------------------------------
                                                    Signature(s)

                                       -----------------------------------------
                                                    Signature(s)

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Annex A

                                 PLAN OF MERGER

     This  Plan  of  Merger  is  made  effective  the    day  of        ,  2001,
between Telecommunication Products, Inc., a dissolved Colorado corporation 1989 ("1989 Telpro"), the merging corporation, Telecommunication Products, Inc., a Colorado corporation organized on April 21, 1999 ("Telecommunication Products"), the surviving corporation. As of the date the Articles of Merger are filed with the Colorado Secretary of State, 1989 Telpro shall be merged into Telecommunication Products under the laws of the State of Colorado.

     1. Recitals. Common stock is the only class of outstanding stock of the 1989 Telpro. 1989 Telpro was administratively dissolved in 1989 and as a completion of the winding up of its affairs desires to be merged into Telecommunication Products (the "Merger"). The corporations desire to adopt this Plan of Merger under which 1989 Telpro will be merged into Telecommunication Products. The Boards of Directors of the corporations deem it advisable and in the best interests of the corporations and shareholders of the corporations that 1989 Telpro merge and combine with Telecommunication Products as set forth in this Plan of Merger.

     2. Terms and Conditions. The terms and conditions of the Merger are set forth herein.

     3. Conversion of Securities. The Merger shall provide for the following issuance and exchange of securities:

         (a) The authorized shares of Telecommunication Products shall remain unchanged as a result of the Merger. Each issued and outstanding twenty shares of Telpro 1989 shall be converted into one fully paid and nonassessable share of Telecommunication Products. Any fractional interest in the resulting Telecommunication Products common stock that would otherwise result from the foregoing exchange ratio shall be rounded up to the next higher whole share.

         (b) From and  after  the  effective  date of the  Merger,  certificates representing shares of 1989 Telpro and shares representing issued and outstanding stock of Telecommunication Products as of the effective date of the Merger (collectively, "Old Shares") shall be deemed to represent only the right to shares of the new stock in Telecommunications Products to which the shareholder would be entitled ("New Shares").

         (c) After the Effective Date of the Merger, the holder of the Old Shares may, upon surrender of certificates evidencing their Old Shares, for cancellation to American Securities Transfer and Trust, P. O. Box 1596, Denver, Colorado 80201 (the "Transfer Agent"). The Transfer Agent shall issue new stock certificates evidencing ownership of the New Shares on the basis set forth above.

     4. Corporate Existence. Telecommunication Products shall continue in existence unchanged at the time of Merger. The separate existence of 1989 Telpro shall thereupon cease and 1989 Telpro and Telecommunication Products shall become a single corporation in accordance with this Plan of Merger.

     5.  No   Amendments   to  Articles  of   Incorporation.   The  Articles  of
Incorporation of Telecommunication Products shall not be amended as a result of the Merger.

     6.  Miscellaneous.

         a. This Plan of Merger and all questions arising hereunder shall be governed by the laws of the State of Colorado.

         b. This Plan of Merger shall be interpreted in such a manner as to render it enforceable to the maximum degree possible. In the event that any clause of this Plan of Merger is found to be illegal or unenforceable, such clause shall be severed or modified to the extent necessary to make the remainder of this Plan of Merger enforceable, and as so severed or modified, this Plan of Merger shall remain in full force and effect.

     Dated the day and year first set forth above.

                                      TELECOMMUNICATION PRODUCTS, INC.,
                                      a dissolved Colorado corporation 1989



                                      By:
                                         ---------------------------------------
                                         Donald E. Ranniger, President



                                      TELECOMMUNICATION PRODUCTS, INC.,
                                      a Colorado corporation



                                      By:
                                         ---------------------------------------
                                         Donald E. Ranniger, President

Annex B



                          AGREEMENT AND PLAN OF MERGER



                                 By and Between


                        TELECOMMUNICATION PRODUCTS, INC.,

                               INTER-LEISURE, S.A.

                                       And


                               THE SHAREHOLDERS OF


                               INTER-LEISURE, S.A.


TABLE OF CONTENTS


RECITALS

SECTION 1. THE MERGER AND CLOSING....................................................................  1
1.1.  The Merger.....................................................................................  1
1.2.  Effective Date of the Merger...................................................................  1
1.3.  Closing........................................................................................  1
1.4.  Telpro Merger..................................................................................  1
1.5.  Articles of Incorporation......................................................................  2
1.6.  Bylaws.........................................................................................  2
1.7.  Directors and Officers.........................................................................  2
1.8.  Exchange Ratio.................................................................................  2
1.9.  Exchange Procedures............................................................................  2
1.10. No Fractional Shares...........................................................................  3
1.11. Effect of Merger...............................................................................  3
1.12. Tax and Accounting Treatment...................................................................  3
1.13. Procedure at Closing...........................................................................  4
1.14. Post-Closing Documents.........................................................................  4


SECTION 2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF TELECOMMUNICATION PRODUCTS, INC..............  4
2.1.  Organization, etc..............................................................................  5
2.2.  Capital Stock..................................................................................  5
2.3.  Disclosure of Telpro...........................................................................  5
2.4.  Financial Statements...........................................................................  5
2.5.  Names, Patents, Trademarks, etc................................................................  5
2.6.  Tax and Other Returns and Reports..............................................................  5
2.7.  Agreements, Contracts and Commitments..........................................................  6
2.8.  Title to Properties: Liens & Encumbrances......................................................  7
2.9.  No Breach of Statute or Contract; Governmental Authorizations; Required Consents...............  7
2.10. Litigation.....................................................................................  8
2.11. Authorization of Agreement.....................................................................  8
2.12. Status of Telpro Common Stock..................................................................  8
2.13. Brokers' or Finders' Fees, etc.................................................................  8
2.14. Liens..........................................................................................  9
2.15. Compliance with Laws...........................................................................  9
2.16. Insurance......................................................................................  9
2.17. SEC Reports....................................................................................  9
2.18. Absence of Undisclosed Liabilities; Adverse Changes in Condition...............................  9

SECTION 3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF ISA
              AND SHAREHOLDERS....................................................................... 10
3.1.  Organization, etc.............................................................................. 10
3.2.  Capital Stock of ISA........................................................................... 10
3.3.  Disclosure of ISA.............................................................................. 10
3.4.  Financial Statements........................................................................... 11
3.5.  Tax and Other Returns and Reports.............................................................. 11
3.6.  Title to Properties: Liens & Encumbrances...................................................... 11
3.7.  Agreements, Contracts and Commitments.......................................................... 12
3.8.  No Breach; Governmental Authorizations; Required Consents...................................... 13
3.9.  Litigation..................................................................................... 13
3.10. Authority...................................................................................... 13
3.11. Liens and Encumbrances......................................................................... 14

                                      B-ii


3.12. Brokers' or Finders' Fees, etc................................................................. 14
3.13. Names, Patents, Trademarks, etc................................................................ 14
3.14. Compliance with Laws........................................................................... 15
3.15. Insurance...................................................................................... 15
3.16. Absence of Undisclosed Liabilities; Adverse Changes in Condition............................... 15
3.17. Investment Representations..................................................................... 16
3.18. Merger Proxy Statement......................................................................... 17


SECTION 4. CONDUCT AND TRANSACTIONS PRIOR TO EFFECTIVE
              DATE................................................................................... 17
4.1.  Investigations; Operation of Business of ISA and Telpro........................................ 17
4.2.  Shareholder Approval........................................................................... 21

SECTION 5. CONDITIONS TO MERGER...................................................................... 21
5.1.  Conditions to Obligation of Telpro............................................................. 21
5.2.  Conditions to Obligation of Shareholders....................................................... 23

SECTION 6. CERTAIN UNDERSTANDINGS AND AGREEMENTS..................................................... 25
6.1.  Shareholders' Meeting.......................................................................... 25
6.2.  Reservation of Stock........................................................................... 25
6.3.  Employment Agreements.......................................................................... 25
6.4.  Board of Directors Following Merger............................................................ 25
6.5.  "Lock-up" of Shares............................................................................ 25
6.6.  Amendments to Articles......................................................................... 26
6.7.  Additional Agreements.......................................................................... 26
6.8.  Negative Covenants of Telpro Following the Effective Date...................................... 28
6.9.  Indemnification................................................................................ 30

SECTION 7. TERMINATION OF OBLIGATIONS AND WAIVERS OF CONDITIONS; PAYMENT OF EXPENSES................. 31
7.1.  Termination of Agreement and Abandonment of Merger............................................. 31
7.2.  Payment of Expenses; Waiver of Conditions...................................................... 31

SECTION 8. GENERAL................................................................................... 32
8.1.  Amendments..................................................................................... 32
8.2.  No Assignment.................................................................................. 32
8.3.  No Survival of Representations and Warranties.................................................. 32
8.4.  Governing Law.................................................................................. 32
8.5.  Notices........................................................................................ 32
8.6.  Headings....................................................................................... 33
8.7.  Counterparts................................................................................... 33
8.8.  Reliance Upon Representations and Warranties................................................... 33
8.9.  Waiver......................................................................................... 33
8.10. Entire Agreement............................................................................... 33
8.11. No Partnership................................................................................. 34
8.12. Partial Invalidity............................................................................. 34
8.13. Joint Preparation.............................................................................. 34
8.14. Arbitration.................................................................................... 34

                          AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") dated as of June 25, 2001 is entered into by and between Paul Egan, Robert Russell, Baltic Ventures, Ltd., a British Virgin Islands corporation, and Indigo Consultants, Ltd., a Bahamian corporation (comprising all of the shareholders of Inter-Leisure, S.A., a corporation organized under the laws of the Dominican Republic ("ISA")) (collectively the "Shareholders"), ISA, and Telecommunication Products, Inc. , a dissolved Colorado corporation 1989 ("1989 Telpro"), and Telecommunication Products, Inc., a Colorado corporation ("Telpro").

                                    RECITALS

     A. Shareholders collectively own 2,000,000 shares of the capital stock of ISA, comprising 100% of the issued and outstanding capital stock of ISA.

     B. The Boards of Directors of 1989 Telpro, Telpro and ISA have deemed it advisable that they combine their operations by a merger of 1989 Telpro into Telpro ("Telpro Merger") to be followed by a merger of ISA into Telpro, under the terms and conditions hereinafter set forth (the "Merger").

     NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. THE MERGER AND CLOSING

     1.1. The Merger. On the Effective Date (as defined in Section 1.2 below) and immediately following Telpro Merger pursuant to Section 1.4 below, ISA shall be merged with and into Telpro in accordance with the applicable provisions of the Colorado Business Corporation Act and applicable laws of the Dominican Republic. Thereupon, the separate existence of ISA shall cease and Telpro, which shall be the surviving corporation in the Merger, shall continue to exist under and be governed by the laws of the Colorado Business Corporation Act.

     1.2. Effective Date of the Merger. The Merger shall become effective at the time when properly executed Articles of Merger under the Colorado Business Corporation Act are filed with the Colorado Secretary of State. Such date shall occur as soon as possible following the Closing (as defined below). When used in this Agreement, the term "Effective Date" shall mean the date and time at which such action shall have been completed.

     1.3. Closing. Subject to the terms and conditions of this Agreement, the closing of the Merger (the "Closing") shall take place ------- at such time and place as the parties may agree. The date on which the Closing occurs shall be referred to as the "Closing Date."

     1.4. Telpro Merger. 1989 Telpro was organized as a Colorado corporation in June 1983. Telpro was administratively dissolved by the Colorado Secretary of State in 1989, without the knowledge of the officers and directors of the corporation. However, 1989 Telpro continued to act and function as a corporate entity since its administrative dissolution, and its stock continued to be traded on the OTC Bulletin Board under the symbol TLCR. A memorandum on the continued existence of 1989 Telpro has been submitted to and reviewed by the Colorado Secretary of State, and all parties are on notice that this is the method to be relied upon and pursued in merging 1989 Telpro into Telpro. It is expected the Colorado Secretary of State will allow 1989 Telpro to be merged into the corporation, also named Telecommunication Products, Inc. formed pursuant to the Articles of Incorporation filed April 24, 1999 and referred to as "Telpro" herein. 1989 Telpro has submitted its Articles of Merger and Plan of Merger to the Colorado Secretary of State for pre-approval prior to submission to its shareholders for approval. Upon the approval of the shareholders of 1989 Telpro of the Plan of Merger and the Articles of Merger in the form attached hereto as Exhibit 1.4, 1989 Telpro shall be merged with and into Telpro in accordance with the applicable provisions of the Colorado Business Corporation Act. Thereupon, the separate existence of 1989 Telpro shall cease and Telpro, which shall be the surviving corporation in Telpro Merger, shall continue to exist under and be governed by the laws of the Colorado Business Corporation Act. The Telpro Merger shall occur as soon as possible after the Closing and immediately prior to the merger of ISA into Telpro.

     1.5. Articles of Incorporation. The Articles of Incorporation of Telpro in effect at the Effective Date shall be the Articles of Incorporation of

Telecommunication Products, Inc. filed with the Colorado Secretary of State on April 21, 1999, as subsequently amended by the Restated and Amended Articles of Incorporation with Amendments filed with the Colorado Secretary of State on May 15, 2001.

     1.6. Bylaws. The Bylaws of Telpro as in effect at the Effective Date shall be the Bylaws of Telpro.

     1.7. Directors and Officers. On the Effective Date, the persons set forth in Schedule 1.7 shall be the officers and directors of Telpro until their successors shall have been elected and qualified or until otherwise provided by law, the Articles of Incorporation or Bylaws of Telpro.

     1.8. Exchange Ratio. As of the Effective Date, by virtue of the Merger and any action on the part of any holder thereof each share of capital stock of ISA that is issued and outstanding immediately prior to the Effective Date shall be cancelled and be converted into 10.68 shares of Common Stock, no par value per share, of Telpro (the "Telpro Common Stock"). This exchange ratio is applicable after giving effect to the Reverse Split as set forth in Section 5.2(b) below. All warrants and options of ISA outstanding at the Effective Date shall have been exercised or terminated prior to the Effective Date.

     1.9. Exchange Procedures. As soon as practicable after the Effective Date, each ISA Shareholder shall surrender his or its certificate representing shares of ISA capital stock to the transfer agent or other authorized agent of Telpro in appropriate and customary form with such provisions as Telpro may reasonably specify. Upon surrender of a certificate for cancellation, the holder of such certificate shall be entitled to receive in exchange therefor a certificate representing that number of whole shares of Telpro Common Stock which such holder has a right to receive pursuant to the provisions of this Article 1, but subject to the payment of cash in lieu of fractional shares as provided in
Section 1.10 hereof, and the certificate so surrendered shall be cancelled. Until surrendered as contemplated by this Section, each certificate shall, on and after the Effective Date, be deemed to represent only the right to receive, upon surrender of such certificate, the consideration with respect to the shares of the ISA capital stock represented thereby, subject to the payment of cash in lieu of fractional shares as provided in Section 1.10 hereof. Shares of Telpro Common Stock issued in the Merger shall be issued as of and be deemed to be outstanding as of the Effective Date. Telpro shall cause all such shares of Telpro Common Stock issued pursuant to the Merger to be duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights.

     1.10. No Fractional Shares. Notwithstanding anything to the contrary, no certificate or scrip evidencing fractional shares of Telpro Common Stock shall be issued upon the surrender for exchange of ISA certificates. In lieu of such fractional shares, each holder ISA capital stock upon surrender of a certificate for exchange pursuant to Section 1.9 hereof shall be paid an amount in cash (without interest), rounded to the nearest cent, determined by multiplying the per share closing price on the shares of Telpro Common Stock on the Effective Date by the fractional interest of Telpro Common Stock to which such holder would otherwise been entitled (after taking into account all shares of ISA capital stock held of record by such holder at the Effective Date), subject to the provisions of Section 1.9 hereof.

     1.11. Effect of the Merger. At the Effective Date, the effect of the Merger shall be as provided under the Colorado Business Corporation Act and applicable law of the Dominican Republic. Without limiting the generality of the foregoing, at the Effective Date all property, rights, privileges, policies and franchises of ISA shall vest in Telpro and all debts, liabilities and duties of ISA shall become the debts, liabilities and duties of Telpro.

     1.12.Tax and Accounting Treatment. The parties hereto acknowledge and agree that while they desire that the Merger contemplated hereby be treated for accounting purposes as a tax-free reorganization under Section 368 of the Code, each party shall be solely responsible for the tax and accounting consequences of the Merger to such party.

     1.13. Procedure at the Closing. At the Closing, the following transactions shall occur and documents shall be exchanged, all of which shall be deemed to occur simultaneously:

         (a) ISA and the Shareholders shall have satisfied each of the conditions set forth in Section 5.1 and Section 6.7.

         (b) Telpro shall have  satisfied  each of the  conditions  set forth in
Section 5.2.

         (c) Telpro shall direct its transfer agent to issue the shares of Telpro Common Stock issuable pursuant to Section 1.9, registered in the name of ISA Shareholders receiving such Stock, and shall deliver stock certificates relating thereto promptly following surrender of the existing ISA certificates of capital stock by the ISA Shareholders after the Effective Date.

         (d) From and after the Effective Date, the shareholder transfer books of ISA shall be closed and no transfer of shareholdings of ISA shall thereafter be made.

         (e) Telpro will deliver, or cause to be delivered, to Shareholders:

               (1) The opinion of counsel as set forth in Section 5.2(e);

               (2) A certificate dated at or about the Closing Date from the Secretary of State of Colorado to the effect that Telpro is and has been a corporation duly organized, validly existing, and in good standing under the laws of Colorado;

               (3) Such other documents, instruments, and/or certificates, if any, as required to be delivered pursuant to the provisions of this Agreement, or which are reasonably determined by the parties to be required to effectuate the transactions contemplated in this Agreement, or as otherwise may be reasonably requested by Shareholders in furtherance of the intent of this Agreement.

         (f) ISA and Shareholders will deliver, or cause the following to be delivered, to Telpro:

               (1) A certificate dated at or about the Closing Date from the an authorized official of the Dominican Republic to the effect that ISA is and has been a corporation duly organized, validly existing, and in good standing under the laws of the Dominican Republic;

               (2) The opinion of counsel as set forth in Section 5.1(e);

               (3) Such other documents, instruments, and/or certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement , or which are reasonably determined by the parties to be required to effectuate the transactions contemplated in this Agreement, or as otherwise may be reasonably requested by Telpro in furtherance of the intent of this Agreement.

         (g) All of the agreements and conditions set forth in Section 6.7 shall be performed by the respective parties.

         (h) Articles of Merger in the form necessary to effectuate the Merger shall be executed and delivered by ISA and Telpro.

     1.13. Post-Closing Documents. From time to time after the Closing, upon the reasonable request of any party, the party to whom the request is made shall deliver such other and further documents, instruments, and/or certificates as may be necessary to more fully vest in the requesting party the consideration provided for in this Agreement or to enable the requesting party to obtain the rights and benefits contemplated by this Agreement.

SECTION 2.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF TELPRO

     1989 Telpro and Telpro represent, warrant and covenant, as of the date of this Agreement and as of the Effective Date, as follows:

     2.1. Organization, etc. Telpro is a corporation duly organized under the laws of Colorado, subject to certain conditions set forth in Section 1.4 that shall include the merger of 1989 Telpro into Telpro prior to the Effective Date. As of the Effective Date, Telpro will have the corporate power to own its property and to carry on its business and to consummate the transactions contemplated hereby. As of the Effective Date, Telpro will be duly qualified to do business and will be in good standing as a foreign corporation in each state where it conducts business as set forth in Schedule 2.1, constituting each state in which such qualification is required in order to do business, except for states in which the failure to be so qualified will not materially and adversely affect Telpro.

     2.2. Capital Stock. Except as set forth in Schedule 2.2 attached hereto, as of the date hereof, the authorized capital stock of 1989 Telpro consists of 100,000,000 shares of Common Stock, no par value, of which 22,492,800 shares are issued and outstanding; and no shares of preferred stock are authorized. Except as set forth in Schedule 2.2 attached hereto, as of the Effective Date, the authorized capital stock of Telpro will consist of 100,000,000 shares of Common Stock, no par value, of which 1,124,640 shares shall be issued and outstanding; and no shares of preferred stock are authorized. As of the date of this Agreement, and except as set forth in Schedule 2.2 attached hereto, there are no outstanding options, warrants, or other rights to subscribe for or purchase from Telpro any capital stock of Telpro or securities convertible into or exchangeable for capital stock of Telpro. Such issued shares of Telpro are duly authorized, validly issued, fully paid and non-assessable, and have not been issued in violation of any preemptive rights. Telpro has no subsidiaries, and does not own stock or equity of any other corporation.

     2.3. Disclosure of Telpro. 1989 Telpro and Telpro will have delivered to ISA its disclosure schedules which contained true and correct copies of its respective Articles of Incorporation, Bylaws, and Minutes certified by its Secretary as well as schedules of current officers and directors and shareholder lists.

     2.4. Financial Statements. 1989 Telpro has previously furnished ISA a true and complete copy of Telpro's unaudited balance sheet as of the date(s) set forth therein.

     2.5. Names, Patents, Trademarks, etc.

                  (a) Except as set forth in Schedule 2.5 attached hereto, Telpro neither owns, licenses, or possesses any copyrights, patents, trademarks and trade names, federal, state or provincial, domestic or foreign.

                  (b) Telpro and 1989 Telpro have not received any notice with respect to any claim of alleged infringement or unlawful or improper use of any copyright, patent, trademark, trade name, process, invention, formula or other intangible property right owned or alleged to be owned by others, which claim, if decided adversely, could have a material adverse effect on the business or operations of Telpro.

     2.6. Tax and Other Returns and Reports. Except as set forth in Schedule 2.6 attached hereto:

         (a) All federal, state, local and foreign tax returns and tax reports, domestic or foreign, required to be filed by 1989 Telpro have been filed on a timely basis with the appropriate governmental agencies in all jurisdictions in which such returns and reports are required to be filed and where failure to file would materially and adversely effect 1989 Telpro. 1989 Telpro has not extended the time to file any required tax returns or tax reports.

         (b) All significant federal, state, local and foreign income, franchise, property and other taxes (including interest and penalties) due from 1989 Telpro have been fully paid or adequately provided for on the books and financial statements of 1989 Telpro.

         (c) No issues have been raised or are currently pending by the IRS or any other taxing authority in connection with any of the returns and reports which, individually or in the aggregate, might have a material adverse effect on 1989 Telpro, nor does 1989 Telpro have any knowledge of circumstances under which such a claim could be made. 1989 Telpro has not filed any tax returns on a unitary or consolidated basis with any other entity and has not entered into any tax-sharing agreement.

         (d) All taxes, levies and other assessments which 1989 Telpro is required by law to withhold or to collect have been duly withheld and collected and have been paid over to the proper governmental authorities or held by 1989 Telpro for such payment, except to the extent that taxes are due which should have been withheld on the wage claim of $701,100 as of the first quarter 10-Q for 1989 Telpro's fiscal year ending March 31, 2001.

         (e) The amounts reserved for taxes on the financial balance sheets will be sufficient for the payment of all respective federal, state, provincial, county and local taxes, domestic or foreign of any kind of 1989 Telpro including interest and penalties in respect thereof whether disputed or not and whether accrued, due, absolute, contingent or otherwise payable by 1989 Telpro attributable to all periods ended on or before the Effective Date other than as set forth in paragraph 2.6 (d) above.

     2.7. Agreements, Contracts and Commitments.

         (a) Schedule 2.7 attached hereto contains an accurate and complete list of all agreements, contracts and leases to which 1989 Telpro is a party and which are material to the condition (financial or other), business, prospects or operations of 1989 Telpro. Except as indicated on Schedule 2.7, 1989 Telpro does not have in effect and has no liability under:

               (i) any collective bargaining agreements;

               (ii) any bonus, deferred compensation, pension, profit-sharing, restricted stock or employee stock purchase plans other than as are more fully set forth in the latest 10-Q and 10-K filings of 1989 Telpro;

               (iii) any employment or consulting agreement, contract or commitment with an employee or consultant having more than one year to run from the date hereof or containing an obligation to pay or accrue any monies more than $5,000 per annum, except as otherwise provided in exhibit in Schedule 2.7.

               (iv) any lease which involves a potential liability to 1989 Telpro as lessee or any agreement of guarantee or indemnification running to any person or entity except as provided in its Articles of Incorporation.

               (v) any agreement or contract relating to capital expenditures, which obligates 1989 Telpro to make future payments.

               (vi) any agreement or contract relating to the disposition or acquisition of assets or any interest in any business enterprise except as contemplated hereby.

         (b) Except as set forth in Schedule 2.7, 1989 Telpro has not breached any of the terms or conditions of (i) any agreement or contract set forth in
Schedule 2.7 in such a manner as would permit any other party to cancel or terminate the same or (ii) any agreement or contract (including those referred to in clause (i) if any such breach or breaches singly or in the aggregate would require the payment of an amount in excess of $5,000.

     2.8. Title to Properties: Liens and Encumbrances. 1989 Telpro has good and marketable title to the assets and properties (real and personal, tangible and intangible, including but not limited to domain names and other intellectual properties) which it owns and which are used in its business, other than property sold or otherwise disposed of in the ordinary course of business, free and clear of all mortgages, security interests, liens, charges or encumbrances of any nature whatsoever, except for taxes not yet due and payable and the wage claim referenced herein Except as listed on Schedule 2.8, 1989 Telpro is not a party to any lease of real property nor does 1989 Telpro own any real property.

     2.9. No Breach of Statute or Contract; Governmental Authorizations; Required Consents. Neither the execution and delivery of this Agreement by 1989 Telpro nor consummation of the transactions contemplated hereby or thereby by 1989 Telpro (including the issuance of Shares of 1989 Telpro Common Stock to shareholders of ISA) will conflict with or result in a breach of any of the terms, conditions or provisions of the Articles of Incorporation or Bylaws of 1989 Telpro or any judgment, order, injunction or decree of any court or governmental authority, to which 1989 Telpro is subject or any agreement or contract to which 1989 Telpro is a party and which is material to the financial condition or the conduct of the businesses of 1989 Telpro, or constitute a material default thereunder. The parties hereto acknowledge that certain act(s) may have occurred during the lapse of corporate status of 1989 Telpro which are outside the scope of this provision however, any and all such act(s) have been duly ratified as if taken by the then existing and duly qualified Board of Directors.

         (a) To the best knowledge of 1989 Telpro after due inquiry, 1989 Telpro is not in violation of any applicable law, statute, order, rule or regulation promulgated by any federal, state, local or foreign governmental authority relating to the operation, conduct or ownership of the property or business of 1989 Telpro, which violation might have a material adverse affect on 1989 Telpro.

         (b) Neither the execution and delivery of this Agreement, nor the consummation of the Merger contemplated hereby, are events which of themselves or with the giving of notice or the passage of time or both, would constitute a violation of or conflict with or result in any breach of, or default under the terms, conditions or provisions of, any judgment, law or regulation, or 1989 Telpro's Articles of Incorporation or Bylaws, or any lease, contract, mortgage, deed of trust, indenture, agreement or instrument to which 1989 Telpro is a party or by which it is bound, or would result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever on the property or assets of 1989 Telpro and no such event of itself or with the giving of notice or the passage of time or both will result in the acceleration of the due date of any obligation to which 1989 Telpro is bound.

         (c) 1989 Telpro is not party to any action, suit, claim, proceeding or investigation either pending or, to the best knowledge of its officers and directors, threatened against, respectively, 1989 Telpro or any of its officers or directors in their capacities as such, at law or in equity, or by or before any federal, state, provincial, municipal or other governmental department, commission, board, agency or instrumentality, domestic or foreign. 1989 Telpro is not the subject of any outstanding judgment, or operating under, subject to, or in default with respect to, any order, writ, injunction or decree of any court or federal, state, provincial, municipal or other governmental department, commission, board, agency or instrumentality, domestic or foreign, which impairs or could impair the conduct of its business in any material way.

     2.10. Litigation. To the best of its knowledge, 1989 Telpro is not party to any action, suit, claim, proceeding or investigation either pending or, to the best knowledge of its officers and directors, threatened against, respectively, 1989 Telpro or any of its officers or directors in their capacities as such, at law or in equity, or by or before any federal, state, provincial, municipal or other governmental department, commission, board, agency or instrumentality, domestic or foreign. 1989 Telpro is not the subject of any outstanding judgment, or operating under, subject to, or in default with respect to, any order, writ, injunction or decree of any court or federal, state, provincial, municipal or other governmental department, commission, board, agency or instrumentality, domestic or foreign, which impairs or could impair the conduct of its business in any material way.

     2.11. Authorization of Agreement. The execution and delivery and the performance of this Agreement by 1989 Telpro have been duly and validly authorized and approved by the Board of Directors of 1989 Telpro, and 1989 Telpro has taken all action required by law, its Articles of Incorporation and Bylaws to authorize the execution, delivery and performance of this Agreement and all related documents subject only to the vote of a majority of its shareholders at a special meeting to be held and approved subject to the terms of this agreement.

     2.12. Status of Telpro Common Stock. The shares of Telpro Common Stock to be issued to shareholders of ISA pursuant to this Agreement, when so issued, will be duly and validly authorized and issued subject only to certain restrictions imposed upon transfer and will be fully paid and nonassessable.

     2.13. Brokers' or Finders' Fees, etc. No agent, broker, investment banker, person or firm acting on behalf of 1989 Telpro is or will be entitled to any brokers' or finders' fee or any other commission or similar fee directly or indirectly from 1989 Telpro in connection with any of the transactions contemplated herein. Notwithstanding the foregoing, the parties hereto acknowledge that Marc Tow has alleged a claim against the Board of Directors of 1989 Telpro; however, no litigation has been initiated on that claim which the Board of Directors believes to lack foundation in law or fact. (See also Subsection 6.7(i) below.)

     2.14. Liens. Except as listed in Schedule 2.15, all of the personal property of 1989 Telpro is free and clear of all liens, security interests and encumbrances other than such claims which may exist resulting from the wage claims referenced herein.

     2.15. Compliance with Laws. 1989 Telpro is not in violation of any term or provision of its Articles of Incorporation or Bylaws, or of any term or provision of any judgment, decree, order, statute, injunction, rule, ordinance or governmental regulation (including building, zoning, or environmental) applicable to it, its properties, or of any agreement or instrument applicable to it; 1989 Telpro has maintained in full force and effect any license or permit material to the conduct of its business, and has not received any notification that any revocation or limitation thereof is threatened or pending.

     2.16. Insurance. Schedule 2.17 contains a true, correct and complete description of all policies of fire, casualty and extended coverage, public liability, worker's compensation, life and other forms of insurance owned or held, respectively, by 1989 Telpro. In sum, 1989 Telpro has no insurance policies of any kind whatsoever.

     2.17. SEC Reports. 1989 Telpro represents and warrants that, to the best of its knowledge after due inquiry, 1989 Telpro has duly filed all applications and reports required to be filed by it with the SEC under the Securities Act of 1933 and the Securities and Exchange Act of 1934, each as amended. 1989 Telpro has previously delivered to ISA complete and correct copies of all such SEC applications and reports filed to the date hereof. All of such applications and reports have been in compliance with applicable law.

     2.18. Absence of Undisclosed Liabilities; Adverse Changes in Condition.

         (a) 1989 Telpro has no liabilities or obligations besides those incurred in the ordinary course of business or in connection with the contemplation or consummation of this merger transaction which, individually or in the aggregate, are material to 1989 Telpro and which have not been:

               (i) reflected in the Form 10-K's and Form 10-Q's which have been filed by 1989 Telpro; or

               (ii) incurred in the ordinary course of business or in connection with the contemplatino or consummation of thie merger transaction since December 31, 2000.

         (b) Except as set forth in Section 2.4, since December 31, 2000, whether or not in the ordinary course of business, there has not been, occurred or arisen:

               (i) any material adverse change in the consolidated financial condition or in the operations of the business of 1989 Telpro from that shown on the 1989 Telpro financial statements reflected on Form 10-K's and Form 10-Q which have been filed by 1989 Telpro; or

               (ii) any damage or destruction in the nature of a casualty loss, whether covered by insurance or not, materially and adversely affecting any property or business of 1989 Telpro which is material to the financial condition of the operations of the business of 1989 Telpro other than that inventory that may have been damaged or lost in the move to storage; or

               (iii) any actual or, to the knowledge of 1989 Telpro, threatened, strike or other labor trouble or dispute which materially adversely affects, or which insofar as 1989 Telpro knows might materially adversely affect the business or prospects of 1989 Telpro.

SECTION 3.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF ISA AND SHAREHOLDERS.

     ISA and Shareholders, jointly and severally, represent, warrant and covenant, as of the date of this Agreement, and as of the Effective Date, as follows:

     3.1. Organization, etc. ISA is a corporation duly organized, validly existing and in good standing under the laws of the Dominican Republic. ISA has the corporate power to own its properties and carry on its business as now being conducted, execute and deliver this Agreement and consummate the transactions contemplated hereby and thereby. ISA is duly qualified to do business and is in good standing as a foreign corporation in each state or country where it conducts business as set forth in Schedule 3.1, constituting each state or country in which such qualification is required in order to do business, except for states or countries in which the failure to be so qualified will not materially and adversely affect ISA.

     3.2. Capital Stock of ISA. As of the date hereof, the authorized capital stock of ISA consists of 5,000,000 shares of capital stock, of which 2,000,000 shares are issued and outstanding; and no other classes of stock are authorized, issued or outstanding. Other than as set forth in Schedule 3.2, there are no outstanding options, warrants or other rights to subscribe for or purchase from ISA any capital stock of ISA or securities convertible into or exchangeable for capital stock of ISA. All issued shares of ISA Common Stock are duly authorized, validly issued, fully paid and nonassessable and have not been issued in violation of any preemptive rights. ISA has no wholly owned subsidiaries, and does not own 50% or more of the issued and outstanding stock of any other corporation.

     3.3. Disclosure of ISA. ISA has delivered to 1989 Telpro its disclosure schedules which contained true and correct copies of its Charter, Bylaws, and Minutes certified by its secretary as well as its schedule of current officers and directors and its shareholder list.

     3.4. Financial Statements. ISA has previously furnished a true and complete copy of its audited balance sheet as of December 31, 2000 and the statement of operations, for the year ended December 31, 2000, and shall furnish prior to closing, its unaudited balance sheet and statement of operations for the three months ended March 31, 2001 (the "ISA Financial Statements").

     3.5. Tax and Other Returns and Reports. Except as set forth in Schedule 3.5 attached hereto:

         (a) All federal, state, local and foreign tax returns and tax reports, domestic or foreign, required to be filed by ISA have been filed on a timely basis and no extensions have been filed with the appropriate governmental agencies in any jurisdiction(s) in which such returns and reports are required to be filed and where failure to file would materially and adversely effect ISA.

         (b) All significant federal, state, local and foreign income, franchise, property and other taxes (including interest and penalties) due from ISA have been fully paid or adequately provided for on the books and ISA Financial Statements.

         (c) No issues have been raised or are currently pending by the IRS or any other taxing authority in connection with any of the returns and reports referred to in the foregoing clause which, individually or in the aggregate, might have a material adverse effect on ISA, nor does ISA have any knowledge of circumstances under which such a claim could be made. ISA has not filed any tax returns on a unitary basis or consolidated basis with another entity and has not entered into any other tax-sharing agreement.

         (d) All taxes, levies and other assessments which ISA is required by law to withhold or to collect have been duly withheld and collected and have been paid over to the proper governmental authorities or held by ISA for such payment.

         (e) The amounts reserved for taxes on the interim balance sheets will be sufficient for the payment of all respective federal, state, provincial, county and local taxes, domestic or foreign of any kind of ISA including interest and penalties in respect thereof whether disputed or not and whether accrued, due, absolute, contingent or otherwise payable by ISA attributable to all periods ended on or before the effective date.

     3.6. Title to Properties: Liens and Encumbrances. ISA has good and marketable title to the assets and properties (real and personal, tangible and intangible) which it owns and on which operations are conducted and which are used in its business, other than property sold or otherwise disposed of in the ordinary course of business subsequent to the Effective Date, free and clear of all mortgages, security interests, liens, charges or encumbrances of any nature whatsoever, except for taxes not yet due and payable and except for those listed liens and encumbrances described in Schedule 3.6, none of which materially impairs the present use and occupation of the premises. Except as disclosed in
Schedule 3.6, all such assets and properties are in good and serviceable condition, ordinary wear and tear excepted. ISA has not received any notice that any of the real properties, or the plants, structures or appurtenances thereto, or any leasehold improvements by ISA are in violation of any applicable ordinances or regulations or building, zoning, environmental or other laws. All leases to which ISA is a party (as either a lessee or lessor)is in full force and effect, and, to the best knowledge of ISA, no event of default has occurred (whether with or without notice, lapse of time or the happening or occurrence of any other event) which would constitute a default thereunder. Except as disclosed in Schedule 3.6, ISA enjoys peaceful and undisturbed possession under all of its leases wherein it is the lessee.

     3.7. Agreements, Contracts and Commitments.

         (a) Schedule 3.7 attached hereto contains an accurate and complete list of all agreements, contracts and leases to which ISA is a party and which are material to the condition (financial or other), business, prospects or operations of ISA, excepting only such agreements, contracts and leases that incur or cause less than 5% of annual revenues or financial obligations to ISA. Except as set forth in Schedule 3.7, ISA does not have in effect nor does it have any liability under:

               (i) any collective bargaining agreements;

               (ii) any bonus, deferred compensation, pension, profit-sharing, restricted stock or employee stock purchase plans;

               (iii) any employment or consulting agreement, contract or commitment with an employee or consultant having more than one year to run from the date hereof or containing an obligation to pay or accrue more than $5,000 per annum;

               (iv) any lease which involves a potential liability to ISA as lessee of more than $5,000 or any agreement of guarantee or indemnification running to any person or entity which involves, singly or in the aggregate, a potential liability of more than $5,000;

               (v) any agreement or contract relating to capital expenditures which obligates ISA to make future payments which, together with future payments under all other agreements and contracts relating to the same capital project, exceed $5,000; or

               (vi) any agreement or contract relating to the disposition or acquisition of assets or any interest in any business enterprise with a book value of or for a price of $5,000 or more, except as contemplated hereby.

         (b) Except as set forth in Schedule 3.7, ISA has not breached any of the terms or conditions of (i) any agreement or contract set forth in Schedule
3.7 in such a manner as would permit any other party to cancel or terminate the same or (ii) any agreement or contract (including those referred to in clause
(i) if any such breach or breaches singly or in the aggregate would require the payment of an amount in excess of $5,000.

     3.8. No Breach; Governmental Authorizations; Required Consents.

         (a) Except as set forth in Schedule 3.8, neither the execution and delivery of this Agreement by ISA nor consummation of the transactions contemplated hereby or thereby by ISA will:

               (i) conflict with or result in a breach of any of the terms, conditions or provisions of the Articles of Incorporation, bylaws or other governing instruments of ISA or any judgment, order, injunction or decree of any court or governmental authority to which ISA is subject or of any agreement or contract listed on Schedule 3.7, or constitute a material default thereunder; or

               (ii) except as provided in Section 4.2. hereof, require the consent or approval of any person.

         (b) Except as set forth in Schedule 3.8; to the best knowledge of ISA after due inquiry, ISA is not in violation of any applicable law, statute, order, rule or regulation promulgated by any federal, state, local or foreign governmental authority relating to the operation, conduct or ownership of the property or business of ISA.

         (c) Except as set forth in Schedule 3.8, neither the execution and delivery of this Agreement, nor the consummation of the Merger contemplated hereby, are events which of themselves or with the giving of notice or the passage of time or both, would constitute a violation of or conflict with or result in any breach of, or default under the terms, conditions or provisions of, any judgment, law or regulation, or ISA's Articles of Incorporation or Bylaws of any lease, contract, mortgage, deed of trust, indenture, agreement or instrument to which ISA is a party or by which it is bound, or would result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever on the property or assets of ISA and no such event of itself or with the giving of notice or the passage of time or both will result in the acceleration of the due date of any obligation to which ISA is bound.

     3.9. Litigation. Except as set forth in Schedule 3.9, ISA is not party to any action, suit, claim, proceeding or investigation either pending or, to the best knowledge of its officers and directors, threatened against, respectively, ISA or any of its officers or directors in their capacities as such, at law or in equity, or by or before any federal, state, provincial, municipal or other governmental department, commission, board, agency or instrumentality, domestic or foreign. Except as set forth in Schedule 3.9, ISA is not the subject of any outstanding judgment, or operating under, subject to, or in default with respect to, any order, writ, injunction or decree of any court or federal, state, provincial, municipal or other governmental department, commission, board, agency or instrumentality, domestic or foreign, which impairs or could impair the conduct of its business in any material way.

     3.10. Authority. This Agreement has been duly executed by Shareholders, and the execution and performance of this Agreement will not violate, or result in a breach of, or constitute a default in any agreement, instrument, judgment, order or decree to which Shareholders are a party or to which Shareholders are subject, nor will such execution and performance constitute a violation of or conflict with any fiduciary to which Shareholders are subject. The execution and delivery and the performance of this Agreement by ISA have been duly and validly authorized and approved by the Board of Directors of ISA, and ISA has taken all action required by law, its charter and other constituent documents to authorize the execution, delivery and performance of the Merger.

     3.11. Liens and Encumbrances. Other than as set forth on Schedule 3.11 hereof, all of the real and personal property of ISA is free and clear of all liens, security interests and encumbrances.

     3.12. Brokers' or Finders' Fees, etc. No agent, broker, investment banker, person or firm acting on behalf of the Shareholders or ISA or under their authority is or will be entitled to any broker's or finder's fee or any other commission or similar fee directly or indirectly from the Shareholders or ISA in connection with any of the. transactions contemplated herein.

     3.13. Names, Patents, Trademarks, etc.

         (a) Schedule 3.13 sets forth all copyrights, patents, trademarks, trade and domain names, federal, state or provincial, domestic or foreign, registration of which has been obtained or applied for by ISA, all of which are valid, in good standing, and uncontested. ISA possesses all rights, licenses, or other authority to use all such copyrights, patents, inventions, formulas, processes (secret or otherwise), trademarks and trade names necessary to conduct its businesses as presently conducted or presently proposed to be conducted. ISA has not received any notice with respect to any claim of alleged infringement or unlawful or improper use of any copyright, patent, trademark, trade name, process, invention, formula or other intangible property right owned or alleged to be owned by others, which claim, if decided adversely, could have a material adverse effect on the business or operations of ISA. As used herein, the term "Intellectual Property Rights" means all intellectual property rights, including, without limitation, domestic and foreign patents, patent applications, patent rights, trademarks, trademark registrations, trademark applications, trade names, service marks, service mark applications, copyrights, copyright applications, licenses, know-how, trade secrets, trade rights, proprietary processes and formulae, inventions, development tools, designs, plans, specifications, technical information and other proprietary rights, whether or not registered, and all documentation and media relating to the above, and the term "ISA Intellectual Property Right" shall mean Intellectual Property Rights owned by or granted exclusively or nonexclusively to ISA.

         (b) ISA's current products and products under development are listed on
Schedule 3.13 (collectively, "ISA's Products"). No person has a license to make, use or distribute or the right to acquire such a license with respect to any current or future version of any ISA Product or any ISA Product that is under development, and no agreement to which ISA is a party will restrict Telpro from charging customers for any such new version. No person has a right to receive a royalty or other payment in respect of any ISA Product or other ISA Intellectual Property Rights whether or not pursuant to any contractual arrangements entered into by ISA. ISA has no licenses granted, sold or otherwise transferred by or to it nor other agreements to which it is a party, relating in whole or in part to any ISA Product or ISA Intellectual Property Rights.

         (c) The execution, delivery and performance of this Agreement, the consummation of the Merger and the consummation of the other transactions contemplated hereby will not breach, violate or conflict with any instrument or agreement governing any such ISA Product or ISA Intellectual Property Right necessary or required for, or used in, the conduct of the business of ISA as presently conducted or as proposed to be conducted and will not cause the forfeiture or termination or give rise to a right of forfeiture or termination of any such ISA Product or ISA Intellectual Property Right or in any way impair the right of Telpro to use, sell, license or dispose of, either as part or all of an ISA Product or subsequent to the Closing as part, or to bring any action for the infringement of, any such ISA Product or ISA Intellectual Property Right or portion thereof.

         (d) ISA has taken reasonable and practicable steps to maintain the secrecy and confidentiality of, and its proprietary rights in, all Intellectual Property Rights necessary or required for, or used in, the conduct of ISA's Business.

     3.14. Compliance with Laws. ISA is not in violation of any term or provision of its Articles of Incorporation or Bylaws, or of any term or provision of any judgment, decree, order, statute, injunction, rule, ordinance or governmental regulation (including building, zoning, or environmental) applicable to it, its properties, or of any agreement or instrument applicable to it; ISA has maintained in full force and effect any license or permit material to the conduct of its business, and has not received any notification that any revocation or limitation thereof is threatened or pending.

     3.15. Insurance. Schedule 3.15 contains a true, correct and complete description of all policies of fire, casualty and extended coverage, public liability, worker's compensation, life and other forms of insurance owned or held, respectively, by ISA. All such policies are in full force and effect and will remain so through the Effective Date. All buildings, plants and properties, including but not limited to leasehold interests, machinery, equipment, billboards and inventories of ISA are adequately insured against loss or damage by fire and all other hazards and risks of the character usually insured against by persons operating similar properties in the localities where such properties are located (including use and occupancy insurance) under valid and enforceable policies issued by insurers of recognized responsibility. Such insurance coverage will be continued in full force and effect through the Effective Date.

     3.16. Absence of Undisclosed Liabilities; Adverse Changes in Condition.

         (a) ISA and its affiliates has no liabilities or obligations which, individually or in the aggregate, are material to ISA and which have not been:

               (i) reflected in the audited balance sheet of ISA as of December 31, 2000 referred to in Section 3.4 (the "ISA Balance Sheet"); or

               (ii) incurred in the ordinary course of business since December 31, 2000.

         (b) Except as set forth in Section 3.4, since December 31, 2000, whether or not in the ordinary course of business, there has not been, occurred or arisen:

               (i) any material adverse change in the consolidated financial condition or in the operations of the business of ISA from that shown on the ISA Balance Sheet; or

               (ii) any damage or destruction in the nature of a casualty loss, whether covered by insurance or not, materially and adversely affecting any property or business of ISA which is material to the financial condition of the operations of the business of ISA; or

               (iii) any actual or, to the knowledge of Shareholders, threatened, strike or other labor trouble or dispute which materially adversely affects, or which insofar as ISA knows might materially adversely affect the business or prospects of ISA.

     3.17 Investment Representations.

         (a) Each of the Shareholders is acquiring Telpro Common Stock for his or its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distribution thereof, nor with any present intention of distributing or selling the same; and each of the Shareholders has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness, or commitment providing for the disposition thereof. Each of the Shareholders is not acquiring Telpro Common Stock for the account or benefit of any U.S. person as defined in Regulation S under the United States Securities Act of 1933 (the "Securities Act), including U.S. residents, citizens, corporations, trust, partnerships, and estates.

         (b) Each of the Shareholders has adequate net worth and means of providing for its current needs and personal contingencies to sustain a complete loss of its investment in Telpro Common Stock. Each of the Shareholders overall commitment to investments that are not readily marketable is not disproportionate to his or its net worth and means of providing for his or its current needs and contingencies to sustain a complete loss of his or its investment in Telpro; the overall commitment of each of the Shareholders to investments that are not readily marketable is not disproportionate to his or its net worth.

         (c) Each of the Shareholders has substantial knowledge and experience in evaluating and investing in securities of companies similar to Telpro so that he or it is capable of evaluating the merits and risks of investments generally and of an investment in Telpro in particular.

         (d) Each of the Shareholders is familiar with the records of Telpro, access to which Telpro afforded each of the Shareholders, and which has preceded the proposed issuance of Telpro Common Stock. Each of the Shareholders has had an opportunity to discuss Telpro's business, management, and financial affairs with Telpro's management. He or it has also had the opportunity to ask questions of officers of Telpro, which questions were answered to its satisfaction. Each of the Shareholders acknowledges and understands that such discussions, as well as any written information issued by Telpro, were intended to describe certain aspects of Telpro's business and prospects but were not a thorough or exhaustive description.

         (e) Each of the Shareholders understands that he or it cannot sell Telpro Common Stock, or any portion thereof, unless such sale is in accordance with the provisions of Regulation S under the Securities Act. In this connection each of the Shareholders understands that Telpro will advise the transfer agent for Telpro's securities that the shares of Telpro Common Stock are "restricted securities" under the Securities Act and that they may not be registered for transfer by each of the Shareholders to any person without the prior consent of Telpro, which consent of Telpro will require an opinion of the Shareholder's counsel to the effect that any transfer of Telpro Common Stock must be in accordance with the provisions of Regulation S under the 1933 Act. To this end, each of the Shareholders acknowledges that restrictive legends will be placed upon the certificates representing Telpro Common Stock and that the transfer agent has been advised of such fact. Each of the Shareholders understands that the legends on the Shareholder's certificate for Telpro Common Stock limits its value, including its value as collateral.

         (f) Each of the Shareholders hereby represents that he or it has satisfied itself as to the full observance of the laws of the applicable jurisdiction in which he or it resides or is a citizen in connection with the issuance of Telpro's Telpro Common Stock, including (a) the legal requirements within such jurisdiction for the issuance of Telpro Common Stock, (b) any foreign exchange restrictions applicable to such issuance, (c) any governmental or other consents that may need to be obtained, and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of Telpro Common Stock. Each of the Shareholder's beneficial ownership of Telpro Common Stock will not violate any applicable securities or other laws of such jurisdiction.

     3.18 Merger Proxy Statement. None of the information supplied by the Shareholders and ISA for inclusion in the proxy statement and any amendments thereof (the "Merger Proxy Statement") to be filed with the United States Securities and Exchange Commission (the "Commission") by Telpro and to be distributed in connection with the meeting of Telpro shareholders to vote upon the Telpro Merger and the Merger will, at the time the Merger Proxy Statement is declared effective by order of the Commission, at the time of the meeting of Telpro shareholders to be held in connection with the Telpro Merger and the Merger, and at the Effective Date, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

SECTION 4.  CONDUCT AND TRANSACTIONS PRIOR TO EFFECTIVE DATE

     4.1. Investigations; Operation of Business of ISA and Telpro. Between the date of this agreement and the Effective Date:

         (a) Shareholders, ISA, and Telpro each agree to use their best efforts to give to the other and their respective representatives and agents full access to all the premises and books and records of ISA and Telpro, and to cause its officers and independent auditors to furnish the other such financial operations data and other information with respect to the business and properties of it as the other shall from time to time reasonably request; provided, however, that any such investigation (i) shall be conducted in such manner as not to interfere unreasonably with the operation of the business of ISA or Telpro, as the case may be, and (ii) shall not affect any of the representations and warranties hereunder. All information obtained by one party from the other hereunder shall be kept confidential and shall be revealed only to those persons, including counsel, accountants and investment bankers, who have a need for such information in the performance of their duties for their respective principals, unless disclosure of such material is compelled by a judicial or administrative process, or, in the opinion of their respective counsel, by other requirements of law. The foregoing shall not apply to information (w) ascertainable or obtained from public information; (x) received from a third party not known to the recipient to be under a duty to keep it confidential; (y) which becomes known to the public (other than through a breach of this Agreement; or (z) which was independently developed by (or in the possession of prior to its disclosure
to) the party other than the one to which it relates. It is understood that each party shall be deemed to have satisfied its obligation to hold such information confidential if it exercises the same care as it takes to preserve confidentiality for its own similar information. In the event of termination of this Agreement, each party will return all documents, work papers and other material obtained from the other party in connection with the transactions contemplated hereby.

         (b) Each party will use its best efforts to preserve substantially intact their business organizations, to keep available the services of their present officers and employees, and to preserve their present relationships with persons having significant business relations therewith.

         (c) Shareholders shall cause ISA to conduct its business only in the ordinary course, and, by way of amplification and not limitation, will not without the prior written consent of Telpro:

               (i) issue, sell, purchase or redeem, or grant or commit to issue any ISA capital stock, other than upon the exercise of outstanding stock options, warrants or stock purchase rights described in Schedule 3.2;

               (ii) grant or commit to grant any options, warrants, or other rights to subscribe for or purchase or otherwise acquire any shares of its capital stock or issue or commit to issue any securities convertible into or exchangeable for shares of ISA capital stock;

               (iii) declare, set aside, or pay any dividend or distribution with respect to ISA capital;

               (iv) directly or indirectly redeem, purchase or otherwise acquire or commit to acquire any ISA capital stock;

               (v) dispose of any assets or incur any liability except in the ordinary course of business;

               (vi) effect a split or reclassification of any capital stock of ISA or a recapitalization of ISA; or

               (vii) engage in any transaction, which would result in the purchase, reorganization, consolidation or, division of ISA or any other transaction having similar effect;

               (viii) change the charter, bylaws or other governing instruments of ISA;

               (ix) acquire or agree to acquire the stock or assets of any other business.

               (x) take any action after the date hereof that would cause any representation or warranty contained in this Agreement to become untrue in any material respect;

               (xi) pay any obligation or liability, other than (1) obligations or liabilities reflected in ISA's Balance Sheet when due, (2) liabilities incurred since the date of such Balance Sheet in the ordinary course of business, and (3) obligations under any franchise agreements, lease agreements, pension, bonus, profit sharing, employee stock ownership, stock option and warrant agreements, and the other agreements set forth in the exhibits;

               (xii)  make  or  become   obligated   to  make  any   payment  or
          distribution  (including,   without  limitation,   dividends)  to  its
          stockholders (in their capacity as stockholders);

               (xiii) do any act or omit to do any act, or permit any act or omission to act, which will cause it to breach any contract or commitment to which it is a party;

               (xiv) solicit from any other person or entity an offer or expression of interest in or with respect to an offer for an acquisition, combination, or similar transaction involving it or substantially all of its assets or securities except as described herein and ISA will promptly inform Telpro of the existence of any unsolicited offer or expression of interest; or

               (xv) waive the provisions of any statute of limitations as such provisions may apply to the assessment of federal, state or foreign income taxes payable by it for any taxable year or period or portion thereof prior to the Effective Date.

         (d) 1989 Telpro and Telpro shall conduct their business only in the ordinary course, and, by way of amplification and not limitation, 1989 Telpro and Telpro shall not, without prior written consent of Shareholders:

               (i) issue, sell, purchase or redeem or grant or commit to issue any capital stock, other than upon the exercise of outstanding stock options, warrants or stock purchase rights described in Schedule 2.2;

               (ii) grant or commit to grant any options, warrants or other rights to subscribe for a purchase or otherwise acquire any shares of its capital stock or issue or commit to issue any securities convertible into or exchangeable for shares of Common Stock;

               (iii) declare, set aside, or pay any dividend or distribution with respect to the capital stock or other ownership interest ;

               (iv) directly or indirectly redeem, purchase or otherwise acquire or commit to acquire any capital stock;

               (v) transfer any assets or incur any liability except in the ordinary course of business;

               (vi) effect a split or reclassification of any capital stock of Telpro or a recapitalization of Telpro;

               (vii) engage in any transaction, which would result in the purchase, reorganization, consolidation or, division of 1989 Telpro or Telpro or any other transaction having similar effect, except for Telpro Merger;

               (viii) change the Articles of Incorporation, By-Laws or other governing instrument of Telpro;

               (ix) acquire or agree to acquire the stock or assets of any other business;

               (x) take any action after the date hereof that would cause any representation or warranty contained in this Agreement to become untrue in any material respect;

               (xi) pay any obligation or liability, other than (1) obligations or liabilities reflected in 1989 Telpro's balance sheets set forth in the Form 10-Q's and Form 10-K's filed with the SEC, (2) liabilities incurred since the date of such balance sheets in the ordinary course of business or in connection with the consideration of and consummation of this merger, and (3) obligations under any franchise agreements, lease agreements, pension, bonus, profit sharing, employee stock ownership, stock option and warrant agreements, and the other agreements set forth in the exhibits;

               (xii) make or become obligated to make any payment or distribution (including, without limitation, dividends) to its stockholders (in their capacity as stockholders), except for the payment of deferred obligations to directors which amounts shall not exceed by more than $50,000 the aggregate sum of the obligations to be satisfied pursuant to Subsection 6.7(a) below;

               (xiii) do any act or omit to do any act, or permit any act or omission to act, which will cause it to breach any contract or commitment to which it is a party;

               (xiv) solicit from any other person or entity an offer or expression of interest in or with respect to an offer for an acquisition, combination, or similar transaction involving it or substantially all of its assets or securities except as described herein and 1989 Telpro and Telpro will promptly inform ISA of the existence of any unsolicited offer or expression of interest; or

               (xv) waive the provisions of any statute of limitations as such provisions may apply to the assessment of federal, state or foreign income taxes payable by it for any taxable year or period or portion thereof prior to the Effective Date.

     4.2. Shareholder Approval. As required by law, 1989 Telpro shall submit and recommend this Agreement to its stockholders for approval, by proxy or otherwise, at a special meeting of its stockholders to be held at the earliest practicable date for the purpose of voting upon a proposal to approve the Merger and Telpro Merger in accordance with applicable federal and state securities and corporate laws.

SECTION 5.  CONDITIONS TO MERGER

     5.1. Conditions to Obligation of Telpro. The obligation of Telpro to effect the Merger shall be subject to each of the following conditions:

         (a) Representations and Warranties of ISA and Shareholders to be True. The representations and warranties of ISA and Shareholders herein contained shall be true in all material respects at the Effective Date with the same effect as though made at such time, except to the extent waived hereunder or affected by the schedules delivered hereunder; ISA and Shareholders shall have performed in all material respects all obligations and complied in all material respects with all covenants and conditions required by this Agreement to be performed or complied with by it at or prior to the Effective Date; and ISA shall have delivered to Telpro a certificate of ISA in form and substance satisfactory to Telpro dated the Effective Date and signed by its principal executive officer, to all such effects.

         (b) Shareholder Approval. The shareholders of 1989 Telpro shall have approved this Agreement and duly approving the actions of the Board of Directors in connection with this proposed transaction. The Articles of Merger as set forth in Exhibit 1.4 attached hereto shall have been approved by the shareholders of 1989 Telpro effecting the winding up of 1989 Telpro's affairs by merging it into Telpro.

         (c) No Legal Proceedings. No injunction or restraining order shall be in effect prohibiting the Merger, and no action or proceeding shall have been instituted and, at what would otherwise have been the Effective Date, remain pending before a court to restrain or prohibit the transactions contemplated by this Agreement.

         (d) Statutory Requirements. All statutory requirements for the valid consummation by ISA of the transactions contemplated by this Agreement shall have been fulfilled, including the shareholder approval described in Section 4.2; all authorizations, consents and approvals of all federal, state and local governmental agencies and authorities required to be obtained in order to permit consummation by ISA of the transactions contemplated by this Agreement, and to permit the businesses presently carried on by Telpro and ISA to continue unimpaired in all material respects immediately following the Effective Date shall have been obtained.

         (e) Opinion of Counsel for Shareholders. Telpro shall have received from counsel to ISA, an opinion dated the Effective Date, in form and substance reasonably satisfactory to Telpro's counsel, substantially to the effect that:

               (i) ISA is a corporation duly incorporated and validly existing and in good standing under the laws of the Dominican Republic;

               (ii)  ISA  is  duly   qualified  to  do  business  as  a  foreign
          corporation and in good standing in each state or country set forth in
          Schedule 3.1;

               (iii) ISA has the corporate power to carry on its existing business;

               (iv) the authorized capital stock of ISA consists of 5,000,000 shares of capital stock, and the number of issued and outstanding shares of capital stock of ISA is 2,000,000 shares;

               (v) each of this Agreement and all related documents have been duly authorized, executed and delivered by ISA and constitute valid and binding obligations of ISA, enforceable according to their respective terms. All corporate action by ISA and its shareholders required to authorize the Merger has been taken and ISA has the corporate power to effect the Merger;

               (vi) all authorizations, consents and approvals of all governmental agencies and authorities, including any state securities or "blue sky" authorities, required in order to permit consummation by ISA of the transactions contemplated by this Agreement have been obtained;

               (vii) all of the outstanding capital stock of ISA has been duly and validly authorized and issued, is fully paid and nonassessable and is as described in Schedule 3.2 hereof; and

               (viii)  to the  best  knowledge  of  such  counsel,  neither  the execution and delivery by Shareholders of this Agreement, nor consummation of the transactions contemplated hereby or thereby, will conflict with or result in a breach of any of the terms, conditions or provisions of any judgment, order, injunction, decree, regulation or ruling of any court or governmental authority, domestic or foreign, to which ISA is subject, or constitute a material default thereunder.


         (f) Required Consents. Telpro shall have obtained the consents or approvals of each person and governmental agency whose consents or approval is required in connection with the execution, delivery and performance of this Agreement except for such consents or approvals the failure of which to obtain would not in the aggregate have a material adverse effect on Telpro or Shareholders. Such consents and approvals shall include, without limitation, pre-approval of the Colorado Secretary of State of the Articles of Merger and Plan of Merger in substantially the form attached as Exhibit 1.4 hereto.

         (g) Additional Agreements. The parties shall have performed all of the agreements and covenants of Subsection 6.7 below.

     5.2. Conditions to Obligation of ISA and Shareholders. The obligations of ISA and Shareholders to effect the Merger shall be subject to the following conditions:

         (a) Representations and Warranties of Telpro to be True. The representations and warranties of Telpro herein contained shall be true in all material respects at the Effective Date with the same effect as though made at such time, except to the extent waived hereunder or affected by the transactions contemplated herein; Telpro shall have performed in all material respects all obligations and complied in all material respects with all covenants and conditions required by this Agreement to be performed or complied with by it prior to the Effective Date; and Telpro shall have delivered to ISA a certificate of Telpro in form and substance satisfactory to Telpro, dated the Effective Date and signed by its principal executive officer and principal financial officer to all such effects.

         (b) Shareholder Approval. The Articles of Merger of Telpro as set forth in Exhibit 1.4 attached hereto shall have been approved by the shareholders of Telpro and filed with the Colorado Secretary of State and shall include a provision effecting a 20 to 1 reverse split of Telpro's outstanding Common Stock; and the shareholders of Telpro shall have duly approved the actions of the Board of Directors in connection with this proposed transaction.

         (c) No Legal Proceedings. No injunction or restraining order shall be in effect prohibiting the Merger, and no action or proceeding shall have been instituted and, at what would otherwise have been the Effective Date, remain pending before a court to restrain or prohibit the transactions contemplated by this Agreement.

         (d) Statutory Requirements. All statutory requirements for the valid consummation by Telpro and Shareholders of the transactions contemplated by this Agreement shall have been fulfilled; all authorizations, consents and approvals of each person and all federal, state and local governmental agencies and authorities required to be obtained in order to permit consummation by Telpro and Shareholders of the transaction contemplated by this Agreement, and to permit the businesses presently carried on by Telpro and ISA to continue unimpaired in all material respects immediately following the Effective Date shall have been obtained.

         (e) Opinion of Counsel for Telpro. Shareholders shall have received from counsel for Telpro an opinion, dated the Effective Date, in form and substance reasonably satisfactory to Shareholders' counsel, substantially to the effect that:

               (i) Telpro is a corporation duly incorporated, validly existing and in good standing under the laws of Colorado;

               (ii) Telpro is duly qualified to do business as a foreign corporation and in good standing in each state set forth in Schedule 2.1.

               (iii) Telpro has the corporate power to carry on its business;

               (iv) the authorized capital stock of Telpro consists of 100,000,000 shares of common stock, no par value per share, and no shares of preferred stock are issued; and the number of issued and outstanding shares of Telpro Common Stock is 22,492,800 as is described in Schedule 2.2;

               (v) the shares of Telpro Common Stock to be issued in exchange for shares of ISA Common Stock pursuant to the Agreement have been duly authorized and, immediately after the Effective Date, will be duly and validly issued with restrictions, if required, to be imposed by applicable law and fully paid and nonassessable;

               (vi) each of this Agreement, and other related documents has been duly authorized, executed and delivered by Telpro and is the valid and binding obligation of Telpro. All corporate action by Telpro and its shareholders required to authorize the Merger has been taken and Telpro has the corporate power to effect the Merger provided for in this Agreement;

               (vii) all authorizations, consents, approvals, and permits required under state securities or "blue sky" laws, and all authorizations, consents and approvals of all governmental agencies and authorities of the United States and the State of Colorado required in each case in order to permit consummation by Telpro of the transactions contemplated by this Agreement have been obtained;

               (viii) All of the  outstanding  capital  stock of Telpro has been
          duly  and  validly   authorized   and   issued,   is  fully  paid  and
          nonassessable and is as described in Schedule 2.2 hereof; and

               (ix) to the best knowledge of such counsel, neither the execution and delivery by Telpro of this Agreement, nor consummation of the transactions contemplated hereby or thereby, will conflict with or result in a breach of any of the terms, conditions or provisions of any judgment, order, injunction, decree, regulation or ruling of any court or governmental authority, domestic or foreign, to which Telpro is subject, or constitute a material default thereunder.

         (f) Telpro Common Stock. At the Effective Date, Telpro shall have issued a number of shares of Telpro Common Stock to the Shareholders, in exchange for all of the then issued and outstanding shares of ISA Common Stock, equal to 95.0% of Telpro Common Stock after giving effect to such issuance, but adjusted for the full dilution of both Telpro Common Stock and ISA Common Stock for outstanding options, warrants, or other purchase rights, as described in Schedules 2.2 and 3.2.

         (g)  Election  of  Directors.   At  the  Effective  Date,  the  persons
identified in Schedule 1.7 shall be elected or appointed as officers and directors of Telpro, as more specifically described in Section 1.7 hereof.

SECTION 6.  CERTAIN UNDERSTANDINGS AND AGREEMENTS

     6.1. Shareholders' Meeting. As required by applicable laws and regulations, Telpro and Shareholders will cause a shareholders' meeting to be held by ISA and Telpro as soon as possible after execution of this Agreement for the purpose of adopting this Agreement and approving and ratifying the consummation of the transactions contemplated hereby.

     6.2. Reservation of Stock. The Board of Directors of Telpro prior to the Effective Date will reserve sufficient shares of Telpro Common Stock for issuance pursuant to the terms of this Agreement and take such other action as is necessary in connection therewith.

     6.3. Employment Agreements. Upon consummation of the Merger Telpro shall assume only the ISA employment agreements which are presently listed and described in Schedule 6.3 hereof. It is understood that all such agreements are current and that there are not any arrearages to be assumed by Telpro.

     6.4. Board of and Officers Following Merger. Upon consummation of the Merger, the then elected Board of Directors of Telpro shall be the directors identified on Schedule 1.7. Upon consummation of the Merger, the officers of Telpro shall be those persons identified on Schedule 1.7.

     6.5. "Lock-Up" of Shares. Each of the affiliates of Telpro and ISA prior to the Merger shall agree that, during the period of duration specified by Telpro and an underwriter of common stock or other securities of Telpro, following the effective date of a registration statement of Telpro filed under the Securities Act, he shall not, to the extent requested by Telpro and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of Telpro held by him at any time during such period except any common stock included in such registration; provided, however, that:

               (a) such agreement shall be applicable only to the first two such registration statements of Telpro which covers common stock (or other securities) to be sold on its behalf to the public in an underwritten offering following the date of this Agreement; and

               (b) all officers and directors of Telpro and all persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements.

In order to enforce the foregoing covenant, Telpro may impose stop-transfer instructions with respect to Telpro Common Stock (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

     6.6. Amendments to Articles. In connection with the Telpro Merger, Telpro shall effect, amendments to Telpro's Articles of Incorporation effecting a 20 to 1 reverse split of Telpro's issued and outstanding shares of Common Stock.

     6.7. Additional Agreements.

         (a) Notwithstanding anything to the contrary in this Agreement, the following agreements shall relate to the satisfaction of all wage claims against Telpro as reflected in Telpro's Form 10-K for the fiscal year ended March 31, 2001: At or prior to the Closing, ISA shall escrow or make other satisfactory arrangements to Telpro so that Telpro can pay one hundred seventy-five thousand ($175,000) dollars in cash to Donald Ranniger toward satisfaction of a wage claim as reflected on Telpro's current 10-K and 10-Q on the Effective Date simultaneously with the effectiveness of the Merger. In addition to making such cash payment, Telpro shall also make the following transfer and stock issuance to Mr. Ranniger, at or prior to Closing, in further satisfaction of the wage claims: Telpro shall (i) transfer and assign the assets set forth on Exhibit 6.7(a)(i) attached; (ii) issue a promissory note in the principal amount of $25,000 and personally guaranteed by Robert Russell in the form substantially as set forth in Exhibit 6.7(a)(ii); and (iii) issue to Mr. Ranniger 381,000 shares of its Common Stock in addition to those shares of Common Stock already owned by him. The parties shall also enter into a Registration Rights Agreement in the form attached as a part of Exhibit 6.7(a)(iii). The holders of all wage claims reflected on Telpro's current Form 10-K and Form 10-Q shall agree to execute a release to the effect that upon the payment of such amount, the transfer of such assets, the issuance and repayment of such promissory note, and the issuance of such stock to Mr. Ranniger shall be in full and complete satisfaction of such wage claims; provided, however, that such agreement to release all of such wage claims shall only become effective upon the full and complete performance of all of such obligations, including, without limitation, the timely, full, and complete repayment of such promissory note.

         (b) ISA will timely pay all costs necessary to consummate the transaction contemplated herein. Counsel for ISA will draft documentation to be reviewed by Telpro's counsel. ISA will also advance funds and pay for audits of Telpro and ISA, if necessary, along with legal and other costs incurred by Telpro to prepare and obtain approval of the Merger Proxy and the approval of the Telpro Merger and the Merger by Telpro shareholders, including, without limitation, legal costs, accounting costs, transfer agents costs, filing and registration fees, costs of printing and mailing the Merger Proxy, and all costs associated with the holding of the Telpro meeting of shareholders to vote on the transactions contemplated by this Agreement. ISA understands that Telpro has no funds to repay any monies advanced or costs paid by ISA, and but for this transaction Telpro would not be incurring any costs (since its operations are presently stagnant); as a result, ISA understands that monies advanced or costs paid by ISA will not be repaid by ISA should this transaction not continue or otherwise fail to consummate for any reason. The parties acknowledge that Telpro has received $75,000 in connection with a letter of intent with another entity, eSelective, which monies Telpro applied toward outstanding and continuing obligations, costs and expenses, as a result of which Telpro has not sought payment of those same outstanding costs and expenses pursuant to this Merger Agreement with ISA.

         (c) As part of the Telpro Merger, Telpro will take all necessary steps to legally reverse-split its current shareholders under a 20 to 1 reverse split, such reverse to take effect as of the Closing. This includes the solicitation of proxies, shareholders' notice and the holding of the shareholder meeting. The costs of this shareholder vote and proxy preparation and mailing shall be borne by ISA. The parties also hereby agree that following the Merger, the new Board of Directors of Telpro shall not approve or authorized any reverse-splits, mergers, stock for stock exchanges or other similar transactions, that will remain in place for three-hundred and sixty-five (365) days, except for the SB-2 and S-8 applications addressed below.

         (d) After closing, the new Board of Directors will use their reasonable best efforts to initiate filing an SB-2 and a S-8 registration statements with the SEC for the issuance and registration of 10,000,000 additional shares of Telpro's Common Stock.

         (e) The present Board of Directors of Telpro shall resign immediately upon the Effective Date.

         (f)  The  parties   hereby  agree  that  any  and  all  fund   raising,
underwriting and/or any other financing conducted by Telpro post completion of this transaction will be in the traditional manner of capital raising.

         (g) Shareholders, upon the closing of this transaction, will take significant steps to locate experienced individuals to operate and otherwise manage Telpro. Shareholders hereby agree that such individuals will be retained within ninety (90) days after the close of the transaction. These individuals will be experienced in securities, company audits, financial affairs and other aspects of managing a publicly traded company.

         (h) Shareholders will cause Telpro to timely comply with all the requirements of a publicly traded company, including, but not limited to 10-K's, 10-Q's, 8-K's, and will have any and all press releases reviewed by corporate counsel for Telpro. All parties agree not to issue any press release or otherwise make any public statement with respect to the transactions contemplated hereby without the consent of the other parties (which consent shall not unreasonably be withheld), except as may be required by law, in which event such press release or public statement shall be made only after consultation with the other parties.

         (i) To the extent that the Law Offices of Marc Tow have rendered services in connection with past dealings with the parties, the Shareholders will be responsible to ensure that appropriate and acceptable consideration has been paid to Marc Tow and/or his law firm and will defend and hold Telpro and past and present Telpro officers, and directors harmless in the event of any dispute with Mr. Tow and/or his law firm.

         (j) The parties understand and agree that Leslie J. Ranniger does not work in the area of securities law and has consistently disclosed that she is not securities counsel and does not have expertise in this area. The parties also understand and agree that, to the extent this agreement involves Clara and Don Ranniger, the parents of Leslie J. Ranniger, then Leslie J. Ranniger has an obvious conflict and bias in favor of her parents, which the parties expressly acknowledge and waive. Leslie J. Ranniger has not, in any respect, represented or purported to present ISA, Shareholders, or their representatives or affiliates, and has made this clear throughout discussions and negotiations. In fact, to mitigate any conflict, Telpro hired another law firm as its counsel in this matter.

         (k) Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by the Merger and this Agreement. ISA and Telpro will use their respective best efforts to obtain (and to cooperate with each other in obtaining) any consent, authorization or approval of, or waiver or exemption by, any governmental authority or any other party or its subsidiaries) in connection with the Merger or to allow Telpro to own and operate the properties and businesses of Telpro in a manner consistent with the way such properties and businesses are presently owned and operated.

     6.8. Negative Covenants of Telpro Following the Effective Date. Telpro shall not engage in the following actions after the Effective Date for a period of one year:

         (a) Except for (i) the Public Offering (as defined below), (ii) the issuance of up to 2,000,000 performance shares, incentive shares, or restricted shares of Common Stock issued for compensatory purposes pursuant to an equity incentive plan approved by Telpro's Board of Directors, or (iii) the issuance or grant of options, warrants or other similar rights to purchase up to the same 2,000,000 shares of Common Stock for compensatory purposes with an exercise price of not less than the Average Closing Sales Price on the date of grant pursuant to a stock option plan or other equity incentive plan approved by Telpro's Board of Directors, Telpro will not issue, offer for sale, sell, or otherwise dispose of (i) any Common Stock of Telpro, whether now authorized or not at a price less than the Average Closing Sales Price (as defined below) per share of Common Stock, (ii) any rights, options, or warrants to purchase said Common Stock with an exercise price less than the Average Closing Sales Price, or (iii) any securities of any type whatsoever that are, or may become, convertible into Common Stock at a conversion price less than the Average Closing Sales Price;

         (b) Telpro will not create any new class or series of shares with redemption rights or having preferences over, or being on a parity with Common Stock as to voting, dividends or assets;

         (c) Telpro will not purchase, redeem or otherwise acquire (or pay into or set aside for a sinking fund for such purpose), any of the Common Stock of Telpro, provided, however, that this restriction shall not apply to the repurchase of shares of Common Stock from directors officers, consultants or employees of Telpro or any subsidiary pursuant to agreements approved by the Board of Directors under which Telpro has the option to repurchase such shares upon the occurrence of certain events, including termination of employment or services;

         (d) Telpro will not declare or pay dividends in cash, stock, options or any other form of assets or securities of Telpro;

         (e) Telpro will not effect any sale or other conveyance of all or substantially all of the assets of Telpro or any of its subsidiaries, or any consolidation or merger involving Telpro or any of its subsidiaries with or into any other Telpro, if more than fifty percent (50%) of the surviving entity is not owned by persons who were holders of capital stock or securities convertible into capital stock of Telpro immediately prior to such merger, consolidation or sale;

         (f) Telpro will not make any material investment either by purchase of stock or securities, contributions to capital, property transfer or purchase of any material amount of property or assets of any other person;

         (g) Telpro will not incur any other indebtedness for borrowed money other than borrowings in the ordinary course of business under a line of credit not to exceed $2,000,000, or issue any debt securities, or assume, guarantee, endorse or otherwise as an accommodation become responsible for, the obligations of any other person, or make any loans or advances;

         (h) Telpro will not amend, repeal or waive any material provision of, or add any material provision to, Telpro's Articles of Incorporation or Bylaws if such action would alter or change preferences, rights, privileges or powers of, or the restrictions provided for the benefit of, the Common Stock; and

         (i) Telpro will not pay compensation, including, but not limited to, compensation in the form of salary, bonuses, shares of stock of Telpro or the right to receive shares of stock of Telpro, or any form of deferred compensation, employee benefit or perquisite, whether any such compensation arrangement is written or oral, to any shareholder, officer, director, or senior employee of Telpro in excess of $150,000 in the case of the chief executive officer of Telpro, or $100,000 in all other cases, or the equivalent thereof per person, annually; provided, however, that foregoing limits shall not apply if a compensation committee of the Board of Directors of Telpro, the majority of which consist of independent non-employee directors, determine that reasonable and competitive market rates exceed such limits. For purposes of determining the aggregate value of such compensation, such compensation shall be valued at the time such compensation is granted. Notwithstanding the foregoing, Telpro shall satisfy the wage claim as set forth in Section 6.7(a) hereof.

For purposes hereof, "Public Offering" shall be defined as the closing of a firm commitment public offering pursuant to a registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock the aggregate gross proceeds of which equal or exceed $5,000,000 at a per share issuance price to the public of at least $.50 per share (appropriately adjusted for subdivisions and combinations of shares of Common Stock occurring after the Reverse Split) filed with the Securities and Exchange commission or any successor agency or body performing similar functions.

For purposes hereof, "Average Closing Sale Price" shall mean the average daily closing price per share, rounded to three decimal places, of Telpro's Common Stock as reported through the National Association of Securities Dealers Automated Quotation System ("NASDAQ") OTC Bulletin Board (or if no such closing prices are reported on the basis of the lowest independent offer quotation reported therefor for that day on NASDAQ or other comparable service; or if no such quotations are reported, on the basis of the most nearly comparable valuation method as determined by Telpro) for the ten consecutive trading days ending on the day in which any action is to be taken.

Notwithstanding the forgoing, the restrictions set forth in this Section shall not apply if the Board of Directors of Telpro makes a good faith determination, after consultation with counsel, that the failure of the Board of Directors to authorize and approve any such proposed transaction could reasonably be deemed a breach of its fiduciary duties under applicable law.

     6.9. Indemnification.

         (a) From and after the Effective Date, Shareholders and Telpro, jointly and severally, hereby agree to defend, indemnify and hold harmless each of the directors and officers of 1989 Telpro and Telpro, and each person, if any, who controls 1989 Telpro and Telpro, to the fullest extent permitted by applicable law from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or at common law or otherwise, and, except as provided below, shall reimburse each such director, officer or controlling person for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based on any action or omission occurring prior to the Effective Date, arise out of or are based on any breach or alleged breach of any of the representations, warranties, covenants and agreements of 1989 Telpro, Telpro, ISA or the Shareholders contained in this Agreement, arise out of or are based upon any untrue statement of alleged untrue statement of a material fact contained in this Agreement or the Merger Proxy Statement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading.

         (b) From and after the Effective Date, Shareholders, jointly and severally, hereby agree to defend, indemnify and hold harmless 1989 Telpro and Telpro to the fullest extent permitted by applicable law from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or at common law or otherwise, and, except as provided below, shall reimburse each corporation for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based on any breach or alleged breach of any of the representations, warranties, covenants and agreements of ISA or the Shareholders contained in this Agreement, arise out of or are based upon any untrue statement of alleged untrue statement of a material fact contained in this Agreement or the Merger Proxy Statement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only insofar as any such untrue statement or omission or alleged untrue statement or omission was made with respect to the description of ISA or the Shareholders.

         (c) Promptly after receipt by a party to be indemnified pursuant to this Section 6.9 of notice of the commencement of any action in respect of which indemnity may be sought hereunder, the indemnified party will notify the indemnifying party or parties in writing of the commencement thereof, and indemnifying party or parties shall, subject to the provisions stated below, assume the defense of the action (including the employment of counsel, who shall be counsel reasonably satisfactory to the indemnified party or parties and shall not be counsel otherwise employed by the indemnifying parties), and the payment of expenses insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought. The indemnified party or parties shall have the right to employ separate counsel in any action and to participate in the defense thereof, but the fees and expenses of their counsel shall not be at the expense of the indemnifying party or parties unless the employment of that counsel has been specifically authorized by the indemnifying party or parties. The indemnifying party or parties shall not be liable to indemnify any person for any settlement of any action effected without the consent of the indemnifying party or parties. Notwithstanding any provision in this Agreement to the contrary, the obligations of the indemnifying parties under this Section
6.9 shall survive consummation of the transactions contemplated by this Agreement and other related documents.


SECTION 7. TERMINATION OF OBLIGATIONS AND WAIVERS OF CONDITIONS; PAYMENT OF EXPENSES

     7.1. Termination of Agreement and Abandonment of Merger. Anything herein to the contrary notwithstanding, this Agreement and the Merger contemplated hereby may be terminated at any time before the Effective Date, whether before or after approval of this Agreement by the shareholders of Telpro and/or ISA, as follows, and in no other manner:

         (a) Mutual Consent. By mutual consent of Shareholders and of the Board of Directors of Telpro.

         (b) Expiration Date. By Shareholders, ISA, or by the Board of Directors of Telpro if the Merger shall not have become effective by July 31, 2001, which date, may be extended by mutual agreement of the parties.

     7.2. Payment of Expenses; Waiver of Conditions. In the event that this Agreement shall be terminated pursuant to Section 7.1, all obligations of the parties under this Agreement shall terminate and there shall be no liability of any party to the other. All costs and expenses incident to its negotiation and preparation of this Agreement and to its performance of and compliance with all agreements and conditions contained herein or therein on its part to be performed or complied with, including the fees, expenses and disbursements of counsel shall be borne and paid as set forth in Subsection 6.7(b) above; provided that the obligations of Shareholders and Telpro contained in Section
6.9 hereof,  and the  confidentiality  obligations  of the parties  contained in
Section 4.1(a) hereof, shall survive any such termination; and further provided that the nonrefundable advance made by eSelective to Telpro pursuant to the letter of intent dated September, 2000, shall not be refunded. If any of the conditions specified in Section 5.1 hereof has not been satisfied, Telpro may nevertheless at its election proceed with the transactions contemplated hereby and if any of the conditions specified in Section 5.2 hereof has not been satisfied, ISA may nevertheless at its election proceed with the transactions contemplated hereby. Any such election to proceed shall be evidenced by a certificate executed on behalf of the electing party by an authorized officer or representative.

SECTION 8.  GENERAL

     8.1. Amendments. Subject to applicable law, this Agreement and any schedule, list or exhibit attached hereto may be amended only by an instrument in writing signed by an officer or authorized representative of each of the parties hereto upon authorization by Shareholders or by the Board of Directors of Telpro before or after the meeting of shareholders referred to in Section 6.1 hereof at any time prior to the Effective Date, except that no such amendment shall affect the rate of exchange provided for in the Agreement.

     8.2. No Assignment. This Agreement may not be assigned by either party, by operation of law or otherwise, except that 1989 Telpro may assign this agreement by operation of law to Telpro as a result of its merger into Telpro as set forth in the Plan of Merger and Articles of Merger attached as Exhibit 1.4.

     8.3. No Survival of Representations, Warranties, and Agreements. No representations, warranties, or agreements in this Agreement shall survive the Effective Date, except for the agreements set forth in Sections 1, 6, and 8, and the representations and warranties of Shareholders set forth in Section 3.

     8.4. Governing Law. Except where the laws of another jurisdiction are necessarily applicable, this Agreement and the legal relations among the parties hereto shall be governed by and construed in accordance with the laws (except for conflict of laws provisions) of the State of Colorado.

     8.5. Notices. Any notice or other communications required or permitted hereunder shall be sufficiently given if sent by facsimile or by registered mail or certified mail, postage prepaid and addressed as follows:

                   If to Telpro and 1989 Telpro, to:

                            Don E. Ranniger, President
                            P.O. Box 17013
                            Golden, Colorado 80402-6017

                            Facsimile: (303) 727-6711

                   with copies to:

                            Leslie Ranniger, Esq.
                            P.O. Box 15
                            Boulder, Colorado 80306

                            Facsimile: (303) 449-0949

                   If to Shareholders, to:

                            Robert Russell, President
                            Inter-leisure, S.A.
                            Ave. 27 de Febrero esq.
                            Tiradentes, Plaza Merengue do piso
                            Suite 202
                            Santa Domingo, Dominican Republic

                            Facsimile: 809/472-2377
                   with copies to:

                            Dennis H. Johnston, Esq.
                            2895 Woodwardia Drive
                            Los Angeles, California 90077

                            Facsimile: 310/470-5765

     8.6. Headings. The descriptive headings of the sections and subsections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     8.7.  Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, all of which shall be considered one and the same agreement.

     8.8. Reliance Upon Representations and Warranties. Notwithstanding any right of any party hereto to fully investigate the affairs of any other party, the parties hereto may rely upon the representations, warranties and covenants made to it in this Agreement and on the accuracy of any certificate, any schedule attached hereto (collectively, the "Disclosure Schedules"), exhibit or other document given or delivered to it pursuant to this Agreement. Further, knowledge by an agent of any party hereto of any facts not otherwise disclosed in this Agreement, the Disclosure Schedules or any other related document, shall not constitute a defense to any claim for misrepresentation, breach of any warranty, agreement, or covenant under this Agreement, the Disclosure Schedules or any other related document. No representations or warranties have been made by or on behalf of any person to induce any party to enter into this Agreement or to abide by or consummate the transactions contemplated by this Agreement, except representations and warranties expressly set forth herein, in the Disclosure Schedules or in any other related document.

     8.9. Waiver. No purported waiver by any party of any default by any other party of any term, covenant or condition contained herein shall be deemed to be a waiver of such term, covenant or condition unless the waiver is in writing and signed by the waiving party. No such waiver shall in any event be deemed a waiver of any subsequent default under the same or any other term, covenant or condition contained herein.

     8.10. Entire Agreement. This Agreement, together with the schedules attached hereto and any certificate, exhibit or other document given or delivered pursuant hereto, sets forth the entire understanding among the parties concerning the subject matter of this Agreement and incorporates all prior negotiations and understandings. There are no covenants, promises, agreements, conditions or understandings, either oral or written, between them relating to the subject matter of this Agreement other than those set forth herein. No alteration, amendment, change or addition to this Agreement shall be binding upon any party unless in writing and signed by the party to be charged.

     8.11. No Partnership. Nothing contained in this Agreement will be deemed or construed by the parties hereto or by any third person to create the relationship of principal and agent or partnership or joint venture.

     8.12. Partial Invalidity. If any term, covenant or condition in this Agreement or the application thereof to any person, party or circumstance shall be invalid or unenforceable, the remainder of this Agreement or the application of such term, covenant or condition to persons or circumstances, other than those as to which it is held invalid, shall be unaffected thereby and each term, covenant or condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

     8.13. Joint Preparation. This Agreement is to be deemed to have been negotiated and prepared jointly by the parties hereto and any uncertainty or ambiguity existing herein, if any, shall not be interpreted against any party, but shall be interpreted according to the application of the rules of interpretation for arm's length agreements.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their authorized officers as of the date and year first above written.


Telecommunications Products, Inc.,         Telecommunications Products, Inc.,
a Colorado corporation                     a dissolved Colorado corporation 1989


By: /s/ Donald Ranniger                    By: /s/ Donald Ranniger
   -------------------------------------       ---------------------------------
   Donald Ranniger,                            Donald Ranniger, President
   President

Inter-Leisure, S.A.



By: /s/
    ------------------------------------

Title:
       ---------------------------------


/s/ Robert Russell                         /s/ Paul Egan
----------------------------------------   -------------------------------------
           Robert Russell                                 Paul Egan

Baltic Ventures, Ltd.                                Indigo Consultants, Ltd.


By: /s/                                    By: /s/
   -------------------------------------      ----------------------------------

Title:                                     Title:
      ----------------------------------         -------------------------------

                                   EXHIBIT 1.4

                               ARTICLES OF MERGER

     The undersigned corporations pursuant to C.R.S.ss.7-111-105, hereby execute the following articles of merger:

                                   ARTICLE ONE

     The names of the corporations proposing to merge are Telecommunication Products, Inc., a dissolved corporation (1989) which was organized under the laws of the State of Colorado and was administratively dissolved on January 1, 1989 ("1989 Telpro"), and Telecommunication Products, Inc., which was organized under the laws of the State of Colorado on April 21, 1999 ("Telecommunication Products, Inc.").

                                   ARTICLE TWO

     The surviving corporation shall be Telecommunication Products, Inc. organized on April 21, 1999. The name of the surviving corporation shall be Telecommunication Products, Inc. and it shall be governed by the laws of the State of Colorado. The address of the principal office of Telecommunication Products, Inc. is 795 McIntyre Street, Golden, Colorado 80401.

                                  ARTICLE THREE

     The terms and conditions of the merger are set forth in the Plan of Merger attached hereto and incorporated herein by reference.

                                  ARTICLE FOUR

     As to each corporation, the shareholders of which were required to vote for approval, the number of shares voted for the plan was sufficient for approval.


                                  ARTICLE FIVE

     The adoption of the Plan of Merger and the performance of the terms thereof have been duly approved by the Boards of Directors of 1989 Telpro and Telecommunication Products, Inc., Inc., and all provisions of the law of the State of Colorado have been complied with.

                                   ARTICLE SIX

     Pursuant to Section 7-111-105(2), the merger is to be effective on __________, 2001.

     IN WITNESS WHEREOF, each of the undersigned corporations has caused these articles of merger to be executed in its name by an officer as of the day of , 2001.

                              TELECOMMUNICATION PRODUCTS, INC.,
                              a dissolved Colorado corporation 1989

                              By:
                                 -----------------------------------------------
                                 Donald E. Ranniger, President


                              TELECOMMUNICATION PRODUCTS, INC.,
                              a Colorado corporation

                               By:
                                  ----------------------------------------------
                                  Donald E. Ranniger, President

                                 PLAN OF MERGER

     This Plan of Merger is made effective the day of , 2001, between Telecommunication Products, Inc., a dissolved Colorado corporation 1989 ("1989 Telpro"), the merging corporation, Telecommunication Products, Inc., a Colorado corporation organized on April 21, 1999 ("Telecommunication Products"), the surviving corporation. As of the date the Articles of Merger are filed with the Colorado Secretary of State, 1989 Telpro shall be merged into Telecommunication Products under the laws of the State of Colorado.

     1. Recitals. Common stock is the only class of outstanding stock of the 1989 Telpro. 1989 Telpro was administratively dissolved in 1989 and as a completion of the winding up of its affairs desires to be merged into Telecommunication Products (the "Merger"). The corporations desire to adopt this Plan of Merger under which 1989 Telpro will be merged into Telecommunication Products. The Boards of Directors of the corporations deem it advisable and in the best interests of the corporations and shareholders of the corporations that 1989 Telpro merge and combine with Telecommunication Products as set forth in this Plan of Merger.

     2. Terms and Conditions. The terms and conditions of the Merger are set forth herein.

     3. Conversion of Securities. The Merger shall provide for the following issuance and exchange of securities:

         (a) The authorized shares of Telecommunication Products shall remain unchanged as a result of the Merger. Each issued and outstanding twenty shares of Telpro 1989 shall be converted into one fully paid and nonassessable share of Telecommunication Products. Any fractional interest in the resulting Telecommunication Products common stock that would otherwise result from the foregoing exchange ratio shall be rounded up to the next higher whole share.

         (b) From and  after  the  effective  date of the  Merger,  certificates representing shares of 1989 Telpro and shares representing issued and outstanding stock of Telecommunication Products as of the effective date of the Merger (collectively, "Old Shares") shall be deemed to represent only the right to shares of the new stock in Telecommunications Products to which the shareholder would be entitled ("New Shares").

         (c) After the Effective Date of the Merger, the holder of the Old Shares may, upon surrender of certificates evidencing their Old Shares, for cancellation to American Securities Transfer and Trust, P. O. Box 1596, Denver, Colorado 80201 (the "Transfer Agent"). The Transfer Agent shall issue new stock certificates evidencing ownership of the New Shares on the basis set forth above.

     4. Corporate Existence. Telecommunication Products shall continue in existence unchanged at the time of Merger. The separate existence of 1989 Telpro shall thereupon cease and 1989 Telpro and Telecommunication Products shall become a single corporation in accordance with this Plan of Merger.

     5.  No   Amendments   to  Articles  of   Incorporation.   The  Articles  of
Incorporation of Telecommunication Products shall not be amended as a result of the Merger.

     6. Miscellaneous.

         (a) This Plan of Merger and all questions arising hereunder shall be governed by the laws of the State of Colorado.

         (b) This Plan of Merger shall be interpreted in such a manner as to render it enforceable to the maximum degree possible. In the event that any clause of this Plan of Merger is found to be illegal or unenforceable, such clause shall be severed or modified to the extent necessary to make the remainder of this Plan of Merger enforceable, and as so severed or modified, this Plan of Merger shall remain in full force and effect.

    Dated the day and year first set forth above.

                               TELECOMMUNICATION PRODUCTS, INC.,
                               a dissolved Colorado corporation 1989



                               By:
                                  ----------------------------------------------
                                  Donald E. Ranniger, President

                               TELECOMMUNICATION PRODUCTS, INC.,
                               a Colorado corporation



                               By:
                                  ----------------------------------------------
                                  Donald E. Ranniger, President

--------------------------------------------------------------------------------

                                  SCHEDULE 1.7
                                  ------------

               Post-Merger Telpro Board of Directors and Officers
               --------------------------------------------------

A     Board of Directors
      ------------------

      1.       Robert Russell

      2.       Jim Johnson

      3.       Dennis H. Johnston

B     Officers
      --------

      Robert Russell, President, Chief Executive Officer, Treasurer

      Dennis H. Johnston, Vice President, Chief Financial Officer, Secretary

--------------------------------------------------------------------------------


                                  SCHEDULE 2.1
                                  ------------

         Telpro Qualification as Foreign Corporation; Corporate Standing
         ---------------------------------------------------------------

     Telpro was organized as a Colorado corporation in June 1983. Telpro was administratively dissolved by the Colorado Secretary of State in 1989, without the knowledge of the principals. However, Telpro continued to act and function as a corporate entity since its administrative dissolution, and its stock continued to be traded on the OTC Bulletin Board under the symbol TLCR. The questions of Telpro's corporate status has been submitted to the office of the Colorado Secretary of State pursuant to the request attached. An affirmative oral response has been received to the request and documents to effectuate the Telpro Merger have been submitted to the Colorado Secretary of State for preapproval. It is expected the Colorado Secretary of State will confirm Telpro's continued corporate status and will allow Telpro to be merged into the corporation also named Telecommunication Products, Inc. formed pursuant to the Articles of Incorporation filed April 24, 1999. Upon the consummation of the merger which, if governmental and shareholder approval are obtained and all other conditions set forth the Agreement are satisfied, shall occur immediately prior to the merger of ISA into Telpro. As a result of such merger, the Telpro will assume, by operation of law, all rights and liabilities of Telpro under the Agreement. In addition, the Articles of Merger filed to effectuate the merger shall contain the 20 for 1 Reverse Split as contemplated by the Agreement.

     Telpro has not qualified to do business in any state other than Colorado.

--------------------------------------------------------------------------------

                                  SCHEDULE 2.2
                                  ------------

          Outstanding Telpro Options, Warrants and Subscription Rights
          ------------------------------------------------------------

None.

--------------------------------------------------------------------------------

                                  SCHEDULE 2.5
                                  ------------

                        Names, Patents, Trademarks, etc.
                        --------------------------------

The name Telecommunication Products, Inc. is held in the State of Colorado. No other rights to names are held.

No patent or trademark rights are held by 1989 Telpro or Telpro.


--------------------------------------------------------------------------------


                                  SCHEDULE 2.6
                                  ------------

                    Telpro Tax and Other Returns and Reports
                    ----------------------------------------

No exceptions.

--------------------------------------------------------------------------------


                                  SCHEDULE 2.7
                                  ------------

                  Telpro Agreements, Contracts, and Commitments
                  ---------------------------------------------


Don Ranniger and Clara Ranniger have deferred payment of their salaries as officers of 1989 Telpro since January, 1987, which amount totals $651,900 through the end of the fiscal year ended March 31, 2000. Mr. and Mrs. Ranniger are still owed outstanding interest of $12,909.17 as of March 31, 2000 from prior loans to 1989 Telpro, as well as the principal sum of $2,805.24. The monthly salaries of Mr. And Mrs. Ranniger are $2,500 and $1,600, respectively.


--------------------------------------------------------------------------------


                                  SCHEDULE 2.8
                                  ------------

                       Telpro Leases; Title to Properties
                       ----------------------------------

None.


--------------------------------------------------------------------------------


                                  SCHEDULE 2.9
                                  ------------

                     Telpro Breaches of Statute or Contract
                     --------------------------------------

None.

--------------------------------------------------------------------------------

                                  SCHEDULE 2.10
                                  -------------

                Telpro Litigation (Actual, Pending or Threatened)
                -------------------------------------------------

None.

--------------------------------------------------------------------------------


                                  SCHEDULE 2.14
                                  -------------

                   Telpro Liens on Real and Personal Property
                   ------------------------------------------

None.

--------------------------------------------------------------------------------

                                  SCHEDULE 2.16
                                  -------------

                                Telpro Insurance
                                ----------------

None.

--------------------------------------------------------------------------------


                                  SCHEDULE 3.1
                                  ------------

                    ISA Qualification as Foreign Corporation
                    ----------------------------------------

ISA is not required to qualify as a foreign corporation inasmuch as since the inception of the corporation, ISA has not been engaged in a business outside of our jurisdiction which would require it to obtain qualification as a foreign corporation.

--------------------------------------------------------------------------------

                                  SCHEDULE 3.2
                                  ------------

            Outstanding ISA Options, Warrants and Subscription Rights
            ---------------------------------------------------------

ISA has issued no options, warrants, or subscription rights since its date of incorporation.


--------------------------------------------------------------------------------


                                  SCHEDULE 3.5
                                  ------------

                      ISA Tax and Other Returns and Reports
                      -------------------------------------

ISA has not been required to file tax or other returns or reports, as under the laws of its domicile, domestic corporations are only required to file such reports when and if such companies are operating at a profit. Please refer to the audit of Ernst & Young concerning ISA's operating history.

--------------------------------------------------------------------------------

                                  SCHEDULE 3.6
                                  ------------

             ISA Leases, Title to Properties, Liens and Encumbrance
             ------------------------------------------------------

ISA is a party to no leases, has title to no properties (other than intellectual properties), and has no liens or other encumbrance other than those set forth in the Ernst & Young audit dated as of December 31, 2000.

--------------------------------------------------------------------------------

                                  SCHEDULE 3.7
                                  ------------

                   ISA Agreements, Contracts, and Commitments
                   ------------------------------------------

ISA is not a party to any agreements, contracts or commitments other than such commitments entered into in the ordinary course of business, none of which are material, other than those items set forth in the audited financial statements dated December 31, 2000.

--------------------------------------------------------------------------------

                                  SCHEDULE 3.8
                                  ------------

                       ISA Breaches of Statute or Contract
                       -----------------------------------

ISA is not in breach of any statute or contract as those terms are more fully referred to in the Agreement.

--------------------------------------------------------------------------------

                                  SCHEDULE 3.9
                                  ------------

                 ISA Litigation (Actual, Pending, or Threatened)
                 -----------------------------------------------

ISA has been threatened by a firm for the collection of professional fees outstanding in an amount of approximately $10,000 . This has been verbally settled as ISA has committed to fulfill its agreement for fees subsequent to the closing of the merger transaction with the Company.

--------------------------------------------------------------------------------

                                  SCHEDULE 3.11
                                  -------------

                     ISA Liens on Real and Personal Property
                     ---------------------------------------

None.

--------------------------------------------------------------------------------

                                  SCHEDULE 3.13
                                  -------------

               ISA Names, Patents, Trademarks, Etc.; ISA Products
               --------------------------------------------------

ISA has a copyright registration under the laws of the Commonwealth of the Dominican Republic for the "Tellapro" software. ISA has registered certain domain names and other name rights in connection with its incorporation and has products which consist primarily of those set forth in its business plan and in the report of Ernst & Young dated as of December 31, 2000.

ISA possesses all right, title and interest in and to the following domain names:

www.tellapro.com
www.4onlinepages.com
www.4livedirectory.com
www.operatorgo.com
www.eselective.com

--------------------------------------------------------------------------------

                                  SCHEDULE 3.16
                                  -------------

                                  ISA Insurance
                                  -------------

ISA maintains no insurance as that term is used in the Agreement other than such insurance as is maintained pursuant to local laws and statutes for the benefit of employees of the corporation.

--------------------------------------------------------------------------------

                                  SCHEDULE 6.3
                                  ------------

                     Employment Agreements Assumed By Telpro
                     ---------------------------------------

ISA has entered into two written contract for services with its technical engineers who have developed the ISA software. In addition, contracts may be negotiated with other key employees following the closing of the merger transactions in the ordinary course of business and subject to the covenants set forth in the Agreement.

--------------------------------------------------------------------------------

                                Exhibit 6.7(a)(i)
                                -----------------

                            Transfer of Telpro Assets
                            -------------------------

All machinery, equipment, and other fixed assets of Telpro existing as of the Effective Date;

All of the inventories of raw materials, parts, work-in-process and finished goods, wherever located, to the extent not disposed of by Telpro prior to the Effective Date in the ordinary course of business; and

All designs, drawings, inventions, formulae, trade secrets, manufacturing data, test and quality control data, technical reports and know-how utilized in connection with Telpro's business existing as of the Effective Date.

--------------------------------------------------------------------------------

                               EXHIBIT 6.7(a)(ii)
                               ------------------

                                 PROMISSORY NOTE

$25,000.00                                              __________________, 2001

     For value received, Telecommunication Products, Inc., a Colorado corporation (the "Maker"), whose address is P.O. Box 17013, Golden, Colorado 80402-6017, promises to pay to Donald Ranniger (the "Payee") the principal sum of $25,000.00, with interest at the rate of 8% per annum, compounded monthly on the average daily principal balance outstanding during such month, from the date hereof until paid in full. Principal and interest on the unpaid balance of principal shall be due and payable on the closing of a firm commitment public offering pursuant to a registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock of Maker, the aggregate gross proceeds of which equal or exceed $5,000,000 at a per share issuance price to the public of at least $.50 per share (appropriately adjusted for subdivisions and combinations of shares of Common Stock) filed with the Securities and Exchange Commission or any successor agency or body performing similar functions; provided, however, if not sooner paid, the entire principal amount outstanding and interest thereon shall be due and payable on December 31, 2001. Any partial prepayment of principal shall not postpone the due date or affect the amount of any subsequent payment.

     Payment shall be made to the Payee at___________________, Golden Colorado ______________ or any other place the Holder may specify in writing.

     This Note is issued  pursuant to, and in accordance  with, an Agreement and
Plan  of  Merger  dated  ____________________,   2001,  between  the  Maker  and
Inter-Leisure, S.A., and the shareholders of Inter-Leisure, S.A.

     All obligations under this Note shall be immediately due and payable, without notice or demand, at Payee's option, upon or at any time after the occurrence or existence of any one or more of the following "Events of Default":

         A. Maker fails to pay when due any of the obligations under this Note or fails to perform any of the terms or covenants of this Note or any other existing or future agreement between Maker and Payee;

         B. Any representation, warranty or statement of fact made by Maker to Payee in this Note or any other agreement, schedule, exhibit, or otherwise shall prove inaccurate or misleading;

         C. Any judgment in excess of $5,000 or any injunction or attachment is obtained against Maker and is either enforced or remains unsatisfied or unstayed for a period of ten days;

         D. Maker is dissolved or the usual business of Maker ceases or is suspended;

         E. Maker makes an assignment for the benefit of creditors, makes or sends notice of a bulk transfer or calls a general meeting of its creditors or principal creditors;

         F. Any petition or application for relief under the bankruptcy laws of the United States now or hereafter in effect or under any insolvency, reorganization, receivership, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction now or hereafter in effect (whether at law or in equity) is filed by or against Maker;

         G. The indictment of Maker under any criminal statute, or commencement or threatened commencement of criminal or civil proceedings against Maker, pursuant to which statute or proceedings the penalties or remedies sought or available include forfeiture of any of the property of Maker; or

         H. A sale, transfer, or other disposition of substantially all of the assets of Maker, including a merger, consolidation, or reorganization.

     Upon the occurrence of an Event of Default and if such Event of Default is not remedied within 10 days after notice of such Event of Default and at any time thereafter, then all of the obligations due under this Note shall become due and payable at once, at the option of the Payee, without further notice or demand, which notice and demand is hereby specifically waived. In the event of such an Event of Default and/or acceleration of the payment of the obligations due under this Note, Payee shall have all rights and remedies provided in this Note, any other agreements between Maker and Payee, or other applicable law, and interest shall begin to accrue on the unpaid principal balance of this Note until paid at a fluctuating rate per annum of 4% above the prime rate (the "Prime Rate") announced from time to time in the Wall Street Journal, which interest rate shall change with each change in the Prime Rate. All rights and remedies of Payee are cumulative and not exclusive and are enforceable, in Payee's discretion, alternatively, successively, or concurrently on any one or more occasions and in any order Payee may determine. Payee may exercise the option to accelerate in his discretion after any such Event of Default by the Maker regardless of any prior forbearance.

     Payee shall not, by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of his rights or remedies unless such waiver shall be in writing and signed. The waiver by Payee of any right or remedy on any one occasion shall not be construed as a bar to or a waiver of any such right or remedy which Payee would otherwise have on any future occasion, whether similar in kind or otherwise.

     Maker shall pay, on Payee's demand, all costs, expenses (including all costs, reasonable fees, and expenses of the attorneys for Payee), filing fees and taxes payable in connection with the collection, liquidation, and enforcement of the obligations due Payee under this Note, and all other future agreements and documents related hereto, including any amendments, waivers, supplements, or consents which may hereafter be made or entered into in respect hereof, or in any way involving claims by or against Payee directly or indirectly arising out of or related to the relationship between Maker or Payee.

     If any provision of this Note is held to be invalid or unenforceable, such provision shall not effect this Note as a whole, but this Note shall be construed as though it did not contain the particular provision held to be invalid or unenforceable.

     Presentment, notice of dishonor, and protest are hereby waived by the maker, and shall be binding upon him and his successors and assigns.

     As an additional consideration, the Maker understands and agrees that the obligation evidenced by this Note is made in the State of Colorado and the provisions hereof will be construed in accordance with the laws of the State of Colorado; and such parties further agree that in the event of default, this Note may be enforced in any court of competent jurisdiction in Jefferson County, State of Colorado, and they do hereby submit to the jurisdiction of such court regardless of their residence or where this Note or any endorsement hereof may be executed.

     Any notice required or allowed to be given under this Note shall be in writing and shall be given by mailing such notice by certified mail, postage prepaid, return receipt requested, to the party to receive notice at the respective address stated above or to such other address as such party may designate by notice to the other party. Any notice so given shall be deemed effective three days after mailing.

     Dated the day and year set forth above.

                                   TELECOMMUNICATION PRODUCTS, INC.


                                   By:
                                      ------------------------------------------
                                      Robert Russell, President


                                    GUARANTEE

     The undersigned Guarantor hereby unconditionally and absolutely guarantees the Maker's payment as and when due pursuant to this Note, including any costs or penalties due pursuant to the terms of this Note. The Guarantor acknowledges that it may be joined in any action or proceeding commenced against the Maker based on the Note, and the Payee shall not be required first to assert, prosecute, resort, or exhaust any remedy or claim against the Maker before proceeding on this Guarantee against the Guarantor. The Guarantor agrees to pay any and all costs and expenses of collection for any sums due under this Note, including without limitation, reasonable attorneys' fees, whether or not suit is commenced.

     Dated the day and year set forth above.

GUARANTOR


---------------------------------
        Robert Russell


---------------------------------

                               EXHIBIT 6.7(a)(iii)
                               -------------------


                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------


         REGISTRATION RIGHTS AGREEMENT,  dated as of ____________________  (this
"Agreement"),   by  and  among  Telecommunication  Products,  Inc.,  a  Colorado corporation (the "Company"), and the undersigned (the "Investor").

     WHEREAS, pursuant to that certain Agreement and Plan of Merger, dated as of June 25, 2001 (the "Merger Agreement"), by and among the Company, Telecommunication Products, Inc., a dissolved Colorado corporation, InterLeisure, S.A., a Dominican Republic Corporation, and the shareholders of InterLeisure, S.A., the Investor has agreed to acquire certain shares of Common Stock of the Company (the "Common Stock"), pursuant to the terms of the Merger Agreement in exchange for a release of a wage claim against the Company; and

     WHEREAS, in connection with the Merger Agreement, the Company has agreed to register for sale by the Investor and certain transferees, the Common Stock received by the Investor pursuant to the terms of the Merger Agreement; and

     WHEREAS, the parties hereto desire to enter into this Agreement to evidence the foregoing agreement of the Company and the mutual covenants of the parties relating thereto;

     NOW, THEREFORE, in consideration of the foregoing and the covenants of the parties set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, subject to the terms and conditions set forth herein, the parties hereby agree as follows:

     Section 1. Certain Definitions. Capitalized terms used herein that are not otherwise defined shall have the meanings assigned to such terms in the Merger Agreement. In addition, in this Agreement the following terms shall have the following respective meanings:

         "Affiliate" means, when used with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified.

         "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

         "Holders" shall mean (i) the Investor and (ii) each Person holding Registrable Stock as a result of a transfer or assignment to that Person of Registrable Stock permitted pursuant to Section 8 of this Agreement.

         "Indemnified Party" has the meaning ascribed to it in Section 5(c) of this Agreement.

         "Indemnifying Party" has the meaning ascribed to it in Section 5(c) of this Agreement.

         "Person" means an individual, corporation, partnership, estate, trust, association, private foundation, joint stock company or other entity.

         The terms "Register," "Registered" and "Registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act providing for the sale by the Holder of Registrable Stock in accordance with the method or methods of distribution designated by the Holder, and the declaration or ordering of the effectiveness of such registration statement by the Commission.

         "Registrable Stock" means the Common Stock received by the Investor pursuant to the Merger Agreement, except that as to any particular Registrable Stock, once issued such securities shall cease to be Registrable Stock when (a) a registration statement with respect to the sale of such securities becomes effective under the Securities Act and such securities are disposed of in accordance with such registration statement, (b) such securities are sold in accordance with Rule 144 (or any successor provision) under the Securities Act or (c) such Securities become transferable within any consecutive 90-day period in accordance with Rule 144.

         "Rule 144" means Rule 144 (or any successor provision) promulgated by the Commission under the Securities Act.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

     Section 2. Registration.

         (a) Required Registration. If the Company shall receive at any time after the date which is six months after the Effective Date a written request from the Holders that the Company Register the Registrable Stock, the Company shall prepare and file with the Commission as soon as practicable, and in any event within 60 days or less from the date of such request, a registration statement on Form S-3 or, if not available, then on another applicable form, which may be a post-effective amendment to an existing registration statement of the Company, for the purpose of effecting a Registration of the sale the Registrable Stock issued by the Company to Investor pursuant to the Merger Agreement The Company shall use its reasonable best efforts to effect such Registration as soon as practicable (including, without limitation, the execution of an undertaking to file post-effective amendments and appropriate qualification under applicable state securities laws). The Company shall use its reasonable best efforts to keep such Registration continuously effective until the earlier of (a) the second anniversary of the date hereof, (b) the date on which all Registrable Stock have been sold pursuant to such registration statement or Rule 144 and (c) the date on which all of the Registrable Stock held by such Holder may be sold in any consecutive three month period in accordance with Rule 144; provided, however, that the Company shall not be obligated to maintain the effectiveness of any Registration that is not effected under Rule 415 for a period in excess of 90 days; provided, further, that the Company shall not be obligated to take any action to effect any such Registration, qualification or compliance pursuant to this Section 2 in any particular jurisdiction in which the Company would be required to (x) execute a general consent to service of process in effecting such Registration, qualification or compliance unless the Company is already subject to service in such jurisdiction or (y) qualify as a foreign corporation in any jurisdiction in which the Company is not then qualified.

         (b) Suspension Right. Notwithstanding the foregoing, the Company shall have the right (the "Suspension Right") to suspend sales under any filed registration for a period of not more than 120 days during any one-year period ending on December 31, if the Company furnishes to the Holders a certificate signed by an executive officer or any director of the Company stating that, in the good faith judgment of the Company, it would be unlawful for the Company or its stockholders to continue sales under the filed registration statement and therefore the Company has elected suspend sales under the filed registration statement.

         (c) Company Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Stock), the Company shall, at such time, promptly give each Holder written notice of such proposed registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company, the Company shall, subject to the provisions of Subsection (d), cause to be registered under the Act all of the Registrable Stock that each such Holder has requested to be registered.

         (d) Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Subsection (c) to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Stock, requested by Holders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Stock, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling Holders according to the total amount of securities entitled to be included therein owned by each selling Holder or in such other proportions as shall mutually be agreed to by selling Holders) but in no event shall (i) the amount of securities of the selling Holders included in the offering be reduced below thirty percent (30%) of the total amount of securities included in such offering, unless such offering is the first public offering of the Company's securities after the Effective Date, in which case the selling Holders may be excluded if the underwriters make the determination described above and no other shareholder's securities are included. For purposes of the preceding parenthetical concerning apportionment any selling Holder which is a partnership, limited liability company or corporation, the partners, retired partners, members and shareholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling Holder," and any pro-rata reduction with respect to such "selling Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling Holder," as defined in this sentence.

     Section 3. Registration Procedures.

         (a) The Company shall promptly notify the Holders of the occurrence of the following events:

               (i) when any registration statement relating to the Registrable Stock or post-effective amendment thereto filed with the Commission has become effective;

               (ii) the issuance by the Commission of any stop order suspending the effectiveness of any registration statement relating to the Registrable Stock;

               (iii) the suspension of an effective registration statement by the Company in accordance with the last paragraph of Section 2(a) hereof;

               (iv) the Company's  receipt of any notification of the suspension
          of  the   qualification   of  any  Registrable   Stock  covered  by  a
          registration statement for sale in any jurisdiction; and

               (v) the existence of any event, fact or circumstance of which the Company has knowledge, that results in a registration statement or prospectus relating to Registrable Stock or any document incorporated therein by reference containing an untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading during the distribution of securities.

         The Company agrees to use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any such registration statement or any state qualification as promptly as possible. The Investor agrees by acquisition of the Registrable Stock that upon receipt of any notice from the Company of the occurrence of any event of the type described in Section 3(a)(ii), (iii), (iv) or (v) to immediately discontinue their disposition of Registrable Stock pursuant to any registration statement relating to such securities until the Investor's receipt of written notice from the Company that such disposition may be made.

         (b) The Company shall provide to the Holders, at no cost to the Holders, a copy of the registration statement and any amendment thereto used to effect the Registration of the Registrable Stock, each prospectus contained in such registration statement or post-effective amendment and any amendment or supplement thereto and such other documents as the requesting Holders may reasonably request in order to facilitate the disposition of the Registrable Stock covered by such registration statement. The Company consents to the use of each such prospectus and any supplement thereto by the Holders in connection with the offering and sale of the Registrable Stock covered by such registration statement or any amendment thereto. If the Common Stock is listed on a "national securities exchange" as defined in Rule 153 under the Securities Act at any time during the period in which the Company is obligated to keep the registration statement effective pursuant to Section 2(a), the Company shall also file a sufficient number of copies of the prospectus and any post-effective amendment or supplement thereto with such national securities exchange (or, if the Common Stock is no longer listed thereon, with such other securities exchange or market on which the Common Stock is then listed) so as to enable the Holders to have the benefits of the prospectus delivery provisions of Rule 153 under the Securities Act.

         (c) The Company agrees to use its reasonable best efforts to cause the Registrable Stock covered by a registration statement to be registered with or approved by such state securities authorities as may be necessary to enable the Holders to consummate the disposition of such stock pursuant to the plan of distribution set forth in the registration statement; provided, however, that the Company shall not be obligated to take any action to effect any such Registration, qualification or compliance pursuant to this Section 3 in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such Registration, qualification or compliance unless the Company is already subject to service in such jurisdiction or qualify as a foreign corporation in any jurisdiction in which the Company is not then qualified.

         (d) Subject to the Company's Suspension Right, if any event, fact or circumstance requiring an amendment to a registration statement relating to the Registrable Stock or supplement to a prospectus relating to the Registrable Stock shall exist, as promptly as practicable upon becoming aware thereof the Company agrees to notify the Holders and prepare and furnish to the Holders a post-effective amendment to the registration statement or supplement to the prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Stock, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of circumstances under which such statements were made.

         (e) The Company agrees to use its reasonable efforts (including the payment of any listing fees) to obtain the listing of all Registrable Stock covered by the registration statement on each securities exchange or automated quotation system on which securities of the same class or series are then listed.

         (f) The Company agrees to use its reasonable efforts to comply with the Securities Act and the Exchange Act in connection with the offer and sale of Registrable Stock pursuant to a registration statement, and, as soon as reasonably practicable following the end of any fiscal year during which a registration statement effecting a Registration of the Registrable Stock shall have been effective, to make available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act.

         (g) The Company agrees to cooperate with the selling Holders to facilitate the timely preparation and delivery of certificates representing Registrable Stock sold pursuant to a Registration and not bearing any Securities Act legend and to enable certificates for such Registrable Stock to be issued for such numbers of stock and registered in such names as the Holders may reasonably request.

     Section 4. Expenses of Registration. All reasonable expenses, other than underwriting discounts and commissions or fees and disbursements of counsel for any of the Holders, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3 hereof, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees and the fees and disbursements of counsel for the Company shall be borne by the Company.

     Section 5. Indemnification.

         (a) The Company will indemnify each Holder, each Holder's officers and directors, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (including reasonable legal expenses), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus relating to the Registrable Stock, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with information furnished in writing to the Company by such Holder or underwriter for inclusion therein.

         (b) Each Holder will indemnify the Company, each of its directors and each of its officers who signs the registration statement, each underwriter, if any, of the Company's securities covered by such registration statement, and each person who controls the Company or such underwriter within the meaning of
Section 15 of the Securities Act, against all claims, losses, damages and liabilities (including reasonable legal fees and expenses) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus, in reliance upon and in conformity with information furnished in writing to the Company by such Holder for inclusion therein.

         (c) Each party entitled to indemnification under this Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the omission to so notify the Indemnifying Party shall not relieve it from any liability which it may have to the Indemnified Party pursuant to the provisions of this Section 5 except to the extent of the actual damages suffered by such delay in notification. The Indemnifying Party shall assume the defense of such action, including the employment of counsel to be chosen by the Indemnifying Party to be reasonably satisfactory to the Indemnified Party, and payment of expenses. The Indemnified Party shall have the right to employ its own counsel in any such case, but the legal fees and expenses of such counsel shall be at the expense of the Indemnified Party, unless the employment of such counsel shall have been authorized in writing by the Indemnifying Party in connection with the defense of such action, or the Indemnifying Party shall not have employed counsel to take charge of the defense of such action or the Indemnified Party shall have reasonably concluded that there are defenses available to it or them which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), in any of which events such fees and expenses shall be borne by the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, which consent shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

         (d) If the indemnification provided for in this Section 5 is unavailable to a party that would have been an Indemnified Party under this
Section 5 in respect of any expenses, claims, losses, damages and liabilities referred to herein, then each party that would have been an Indemnifying Party hereunder shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such expenses, claims, losses, damages and liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other in connection with the statement or omission which resulted in such expenses, claims, losses, damages and liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or such Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 5(d).

         (e) No  person  guilty  of  fraudulent  misrepresentation  (within  the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (f) In no event shall any Holder be liable for any expenses, claims, losses, damages or liabilities pursuant to this Section 5 in excess of the net proceeds to such Holder of any Registrable Stock sold by such Holder.

     Section 6. Information to be Furnished by Holders. Each Holder shall furnish to the Company such information as the Company may reasonably request and as shall be required in connection with the Registration and related proceedings referred to in Section 2 hereof. If any Holder fails to provide the Company with such information within five days of receipt of the Company's request, the Company's obligations under Section 2 hereof with respect to such Holder or the Registrable Stock owned by such Holder shall be suspended until such Holder provides such information.

     Section 7. Rule 144 Sales.

         (a) The Company covenants that it will use its reasonable efforts to file the reports required to be filed by the Company under the Exchange Act, so as to enable any Holder to sell Registrable Stock pursuant to Rule 144 under the Securities Act.

         (b) In connection with any sale, transfer or other disposition by any Holder of any Registrable Stock pursuant to Rule 144 under the Securities Act, the Company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Stock sold and not bearing any Securities Act legend and to enable certificates for such Registrable Stock to be issued for such number of shares and registered in such names as the selling Holder may reasonably request.

     Section 8. Assignment of Registration Rights. Subject to any transfer restrictions otherwise applicable to the Registrable Stock, the rights of the Holders hereunder, including the right to have the Company register Registrable Stock pursuant to this Agreement, shall be assignable by each Holder to any transferee of all or any portion of the Registrable Stock if: (a) the transfer to such transferee is permitted under the Securities Act and applicable state securities law or exemptions therefrom, (b) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company after such assignment, (c) the Company is furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (d) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (e) the transferee or assignee agrees in writing for the benefit of the Company to be bound by all of the provisions contained herein and (f) such transfer shall have been made in accordance with any applicable requirements of the Merger Agreement.

     Section 9. Miscellaneous.

         (a) Governing Law, Jurisdiction and Waiver of Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado regardless of the fact that any of the parties hereto may be or may become a resident of a different country, state, or jurisdiction. Any suit, action, or proceeding arising out of, or with respect to, this Agreement shall be filed in a court of competent jurisdiction within the County of Jefferson, State of Colorado or in the U.S. District Court for the District of Colorado. The parties hereby consent to the personal jurisdiction of such courts within the County of Jefferson, State of Colorado and the U.S. District Court for the District of Colorado. The parties hereby waive any objections to venue in such courts with Jefferson County, State of Colorado and the U.S. District Court for the District of Colorado.

         (b)  Entire   Agreement.   This  Agreement  and  the  Merger  Agreement
constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

         (c) Amendment. No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby.

         (d) Notices, etc. Each notice, demand, request, request for approval, consent, approval, disapproval, designation or other communication (each of the foregoing being referred to herein as a notice) required or desired to be given or made under this Agreement shall be in writing (except as otherwise provided in this Agreement), and shall be effective and deemed to have been received (i) when delivered in person, (ii) when sent by fax with receipt acknowledged, (iii) five days after having been mailed by certified or registered United States mail, postage prepaid, return receipt requested, or (iv) the next business day after having been sent by a nationally recognized overnight mail or courier service, receipt requested. Notices shall be addressed as follows: (x) if to Investor, at the Investor's address or fax number set forth below its signature hereon, or at such other address or fax number as the Investor shall have furnished to the Company in writing, or (y) if to any assignee or transferee of an Investor, at such address or fax number as such assignee or transferee shall have furnished the Company in writing, or (z) if to the Company, at the address of its principal executive offices and addressed to the attention of the President, or at such other address or fax number as the Company shall have furnished to the Investor or any assignee or transferee. Any notice or other communication required to be given hereunder to a Holder in connection with a registration may instead be given to the designated representative of such Holder.

         (e) Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed execution page(s) to be physically delivered to the other party within five days of the execution hereof.

         (f) Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

         (g) Section Titles. Section titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

         (h) Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                       TELECOMMUNICATION PRODUCTS, INC.



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------



                                       -----------------------------------------
                                                   Donald Ranniger




--------------------------------------------------------------------------------

                                 Exhibit 6.7(d)
                                 --------------

                         Registration Rights Agreements

None.

Annex C

              ARTICLE 113 OF THE COLORADO BUSINESS CORPORATION ACT

7-113-101 - Definitions.

For purposes of this article:

     (1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

     (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

     (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

     (4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

     (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

     (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

     (7) "Shareholder" means either a record shareholder or a beneficial shareholder.


7-113-102 - Right to dissent.

(1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

     (a) Consummation of a plan of merger to which the corporation is a party if:

     (I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

     (II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

     (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

     (c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1); and

     (d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2).

     (1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

     (a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

     (b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

     (c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

     (1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

     (a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

     (b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

     (c) Cash in lieu of fractional shares; or

     (d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

(2) (Deleted by amendment, L. 96, p. 1321,ss.30, effective June 1, 1996.)

     (2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

     (3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

     (4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.


7-113-103 - Dissent by nominees and beneficial owners.

(1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

     (a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

     (b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.


7-113-201 - Notice of dissenters' rights.

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (1).

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (2).


7-113-202 - Notice of intent to demand payment.

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters' rights shall:

     (a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

     (b) Not vote the shares in favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

(3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.


7-113-203 - Dissenters' notice.

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

(2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

     (a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

     (b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

     (c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

     (d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

     (e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

     (f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

     (g) Be accompanied by a copy of this article.


7-113-204 - Procedure to demand payment.

(1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

   (a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

     (b) Deposit the shareholder's certificates for certificated shares.

(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

(4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.


7-113-205 - Uncertificated shares.

(1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

(2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.


7-113-206 - Payment.

(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

(2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

     (a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

     (b) A statement of the corporation's estimate of the fair value of the shares;

     (c) An explanation of how the interest was calculated;

     (d) A statement of the dissenter's right to demand payment under section 7-113-209; and

     (e) A copy of this article.

7-113-207 - Failure to take action.

(1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.


7-113-208 - Special provisions relating to shares acquired after announcement of proposed corporate action.

(1) The  corporation  may, in or with the  dissenters'  notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

(2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).


7-113-209 - Procedure if dissenter is dissatisfied with payment or offer.

(1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

     (a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

     (b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

     (c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).

(2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection
(1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

7-113-301 - Court action.

(1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

(2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court of the county in this state where the corporation's principal office is located or, if the corporation has no principal office in this state, in the district court of the county in which its registered office is located. If the corporation is a foreign corporation without a registered office, it shall commence the proceeding in the county where the registered office of the domestic corporation merged into, or whose shares were acquired by, the foreign corporation was located.

(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

(5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.


7-113-302 - Court costs and counsel fees.

(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

     (a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with the requirements of part 2 of this article; or

     (b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.

Annex D

                          INDEX TO FINANCIAL STATEMENTS


HISTORICAL FINANCIAL STATEMENTS

TELECOMMUNICATION PRODUCTS, INC.
                                                                           Page
                                                                           ----

Report of Larry O'Donnell, CPA, P.C........................................ D-2

Balance Sheets dated March 31, 2001 and 2000............................... D-3

Statement of Operations for the years ended March 31, 2001 and 2000........ D-5

Statements of Dash Flows for the years ended March 31, 2001 and 2000....... D-6

Statement of Stockholders' Deficiency...................................... D-7

Notes to Financial Statements.............................................. D-8


INTERLEISURE, S.A.

Report of Francisco & Asociados-Ernst & Young International................ D-11

Balance Sheets dated December 31, 2000 and 1999............................ D-12

Statement of Operations for the years ended December 31, 2000 and 1999..... D-14

Statements of Cash Flows for the years ended December 31, 2000 and 1999.... D-15

Statement of Changes In Equity............................................. D-16

Notes to Financial Statements.............................................. D-17


PRO FORMA FINANCIAL STATEMENTS

Unaudited Pro Forma Consolidated Financial Statements...................... D-21

Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2001......... D-21

Unaudited Pro Forma Consolidated Statement of Operations for the
   year ended March 31, 2001............................................... D-21

Unaudited Pro Forma Consolidated Statement of Operations for the
    three months ended June 30, 2001....................................... D-22

                           Larry O'Donnell, CPA, P.C.


Telephone (303) 745-4545                                  2280 South Xanadu Way
                                                          Suite 370
                                                          Aurora, Colorado 80014


                          REPORT OF INDEPENDENT AUDITOR

Board of Directors
Telecommunication Products, Inc.

I have audited the accompanying balance sheet of Telecommunication Products, Inc. as of March 31, 2001 and the related statements of operations, stockholders' deficiency, and cash flows for the years ended March 31, 2001 and 2000. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Telecommunication Products, Inc. as of March 31, 2001 , and the results of its operations and its cash flows for the years ended March 31, 2001 and 2000, in conformity with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company's significant operating losses raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Larry O'Donnell, CPA, PC

July 13, 2001

TELECOMMUNICATIONS PRODUCTS, INC.

BALANCE SHEET
MARCH 31, 2001
--------------


ASSETS
------

CURRENT ASSETS
  Cash                                                               $   35,079

                                                                     ----------
      Total current assets                                               35,079
                                                                     ----------

PROPERTY AND EQUIPMENT (Note 1)

  Equipment                                                                   -

  Office furniture and plans                                                  -
                                                                    -----------

      Total                                                                   -

  Less accumulated depreciation                                               -
                                                                    -----------

      Net property and equipment                                              -
                                                                    -----------



TOTAL                                                               $    35,079
                                                                    ===========

See notes to financial statements

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

CURRENT LIABILITIES
  Accounts payable                                                  $         -
  Accrued liabilities
    Officers (Note 2)                                                   701,100
    Other                                                                21,108
                                                                    -----------
                                                                        722,208

LONG TERM DEBT
  Officers/stockholders(Note 2)                                               -


STOCKHOLDERS' DEFICIENCY
  (Note 4)
  Preferred stock non voting $1 par
  value: 50,000,000 shares authorized
  no shares issued                                                            -
  Common stock no par value: 100,000,000                                733,768
  shares authorized: 22,492,800 shares
  issued and outstanding
  Accumulated deficit                                                (1,420,897)
                                                                    -----------
      Total stockholders' deficiency                                   (687,129)
                                                                    -----------
TOTAL                                                               $    35,079
                                                                    ===========

TELECOMMUNICATION PRODUCTS, INC.
--------------------------------

STATEMENT OF OPERATIONS
YEARS ENDING MARCH 31, 2001 and 2000
------------------------------------



                                                   2001                2000
                                                   ----                ----
REVENUES
  Net sales                                    $         -          $         -
  Other income (Note 1)                             81,509
                                               -----------          -----------
            Total revenues                          81,509                    -
                                               -----------          -----------

EXPENSES
  Cost of sales                                          -                    -
  Selling, general and
    administrative (Note 2)                         67,501               52,901

                                               -----------          -----------
            Total expenses                          67,501               52,901
                                               -----------          -----------

NET INCOME (LOSS)                              $    14,008          $   (52,901)
                                               ===========          ===========

NET LOSS PER COMMON SHARE(Note 1)              $    0.0006          $   (0.0024)
                                               ===========          ===========
WEIGHTED-AVERAGE COMMON
  SHARES OUTSTANDING                            22,492,800           22,492,800
                                               ===========          ===========
See notes to financial statements

TELECOMMUNICATION PRODUCTS, INC.
--------------------------------

STATEMENT OF CASH FLOWS
YEARS ENDING MARCH 31, 2001 AND 2000
------------------------------------
                                                           2001          2000
                                                           ----          ----
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss)                                     $  14,008     $ (52,901)
  Adjustments to reconcile net loss
    to net cash flows from operating
    activities:
  Depreciation and amortization                                 -           370
  Increase (decrease) in assets
    and liabilities
    Accounts Receivable                                         -             -
    Inventories                                                 -             -
    Prepaid expenses                                            -           238
    Accounts payable                                      (17,859)        2,451
    Accrued liabilities                                    41,551        49,200
                                                        ---------     ---------
    Net cash flows from operating acttvities               37,700          (642)
                                                        ---------     ---------
CASH FLOWS FROM INVESTING ACTIVITIES
  Payments for property and equipment                           -             -
                                                                      ---------
CASH FLOWS FROM FINANCING ACTIVITIES
  Borrowing under long-term debt
    and notes payable                                           -           826
  Principal payments of long-term
    debt and note payable                                   2,805             -
                                                        ---------     ---------
    Net cash flows from financing
      activities                                           (2,805)          826
                                                        ---------     ---------
NET INCREASE (DECREASE) IN CASH                            34,895           184

CASH BEGINNING OF YEAR                                        184             -
                                                        ---------     ---------
CASH, END OF YEAR                                       $  35,079     $     184
                                                        =========     =========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid for interest expense                          $  12,909     $       -



See notes to financial statements



TELECOMMUNICATIONS PRODUCTS, INC.
---------------------------------

STATEMENTS OF STOCKHOLDERS DEFICIENCY
YEARS ENDED MARCH 31, 2001 and 2000
-----------------------------------

                                                                     Common Stock
                                                                -----------------------        Accumulated
                                                                  Shares        Amount           Deficit         Total
                                                                ----------     --------        ------------    ----------
BALANCE AT MARCH 31, 1999 as previously reported                22,492,800     $733,768        $(1,289,895)    $(556,127)


Adjustment of overstatement of inventories (Note 3)                                                (92,109)      (92,109)
                                                                ----------     --------        -----------     ---------
BALANCE AT MARCH 31, 1999 as restated                           22,492,800      733,768         (1,382,004)     (648,236)


Net loss for the year                                                                              (52,901)      (52,901)
                                                                ----------     --------        -----------     ---------

BALANCE AT MARCH 31, 2000                                       22,492,800      733,768         (1,434,905)     (701,137)


Net income for the year                                                                             14,008        14,008
                                                                ----------     --------        -----------     ---------
BALANCE AT MARCH 31, 2001                                       22,492,800     $733,768        $(1,420,897)    $(687,129)
                                                                ==========     ========        ===========     =========














See notes to financial statements

                        TELECOMMUNICATION PRODUCTS, INC.

                          NOTES TO FINANCIAL STATEMENTS
                      YEARS ENDED MARCH 31, 2001, and 2000

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION - Telecommunication Products, Inc. (Company) was incorporated in the State of Colorado on June 8, 1983, to design, manufacture and market specialized communication equipment.

     GOING-CONCERN BASIS - The accompanying financial statements have been prepared on a going-concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the financial statements, as of March 31, 2001, the Company has an accumulated deficit of $1,420,897 and a net stockholders' deficiency of $ 687,129. These factors, among others, may indicate that the Company will be unable to continue as a going concern. The financial statements do not include any adjustments that may be necessary should the Company be unable to continue as a going concern. The Company's continuation as a going concern is dependent upon its ability to generate sufficient cash flow to meet its obligations on a timely basis, to obtain additional financing as may be required, and ultimately to attain successful operations. Management is of the opinion that enhanced marketing efforts will enable the Company to increase revenues sufficiently to sustain operations.

     INVENTORIES - Inventories are stated at the lower of cost (first-in, first-out) or market.

     PROPERTY AND EQUIPMENT AND DEPRECIATION - Depreciation is provided using the straight- Line method over an estimated useful live of five years. All property and equipment has been fully depreciated and an adjustment has been made removing the cost of property and equipment and the related accumulated depreciation, the net effect on operations is-zero (0).

     REVENUE RECOGNITION - Revenue is recognized when products are delivered and accepted by customers.

     OTHER INCOME - Other income includes payment made pursuant to an agreement under which the Company is proceeding, as well as accrued expenses and accounts payable, which were not incurred or were forgiven by the creditor.

     WARRANTY RESERVE - The Company grants a one-year warranty on parts and labor for all of its products. The Company has historically experienced minimal warranty claims.

     NET LOSS PER COMMON SHARE - Net loss per common share is computed by dividing net loss by the weighted average common shares outstanding during the period.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   RELATED PARTY TRANSACTIONS

     One of the Company's directors provides accounting services to the Company. Expenses for such services were $ 110 $ -0- and $ -0- for 2001, 2000, and 1999 respectively.

     Certain officers/stockholders of the Company elected to defer their salaries beginning the first quarter of calendar year 1987 in order to help the Company's cash flow. Unpaid compensation expenses of $49,200 annually were incurred in each of the three years in the periods ending March 31, 2001 and as of March 31, 2001 and 2000, unpaid compensation to officers/stockholders totaled $701,100 and $651,900 respectively.

     LONG-TERM-DEBT - OFFICERS/STOCKHOLDERS. Long term debt represents an unsecured note due officers/stockholders payable with interest at 0%. During the years ended March 31, 2001, 2000, and 1999, interest expense of $ 0, $ 0, and $ 0 respectively, was incurred on the note and, at March 31, 2001 and 2000 accrued interest of $0 and $12,909 was payable.

3.   PRIOR PERIOD ADJUSTMENT, WRITE DOWN OF INVENTORY

     Due to damage and attrition associated with the move from the Company's former laboratory and offices, as well as the age and obsolescence of certain parts and components, it is the opinion of management that the value of inventories are significantly less than the value reflected on the books of the Company. The values of those inventories had declined since operations ceased significantly prior to April 1, 1999.

     Accordingly, an adjustment of $92,109 was made to write down inventories as of April 1, 1999. A corresponding entry was made to reduce previously reported retained earnings by $92,109.

4.   COMMON STOCK

     On June 8, 1983, the Company's Board approved an incentive stock option plan for all employees and reserved 3,000,000 shares of common stock for issuance upon the exercise of options granted. The minimum exercise price under the plan is generally 100% of the fair market value of the Company's common stock at the date of the grant, and the options are exercisable for a period up to 10 years from the date of the grant. For 10% stockholders, the minimum exercise price is 110% of the fair market value at the date of grant, and the options are exercisable for a period up to 5 years from the date of grant. As of March 31, 2001, no options have been granted.


5.   INCOME TAXES

     At March 31, 2001 the company has accumulated net operating loss carryforwards of approximately $460,639 which may be utilized to offset future taxable income and which expire through the year 2015. The Company has research and development tax credit carryovers of approximately $16,261 which, expire through the year 2002, accordingly the Company has made no provision for income taxes. A valuation allowance has been established for the entire amount of the deferred taxes of $170,000.

     Pursuant to the Tax Reform Act of 1986, net operating losses utilized in future income tax returns may be subject to alternative minimum tax
     regulations   which  may  limit  up  to  10%  of  the  net  operating  loss carryforward applied in a given year. Also, should the Company undergo an ownership change as defined in Section 382 of the Internal Revenue Code, the Company's tax net operating loss carry forwards generated prior to the ownership change will be subject to an annual limitation which could reduce, eliminate or defer the utilization of those losses.

6.   SUBSEQUENT EVENT - ACQUISITION OF INTERLEISURE, S.A.

     On June 25, 2001, the Company ("Telpro"), and Interleisure, S.A., a privately held Dominican Republic corporation("Interleisure"), entered into an Agreement and Plan of Merger (the "Merger Agreement") providing for a business combination between Telpro and Interleisure. Under the Merger Agreement, Telpro will effectuate a 20- for-1 reverse stock split and Interleisure will be merged with and into Telpro. Upon consummation of the reverse stock split and merger, each outstanding share of common stock of Interleisure will be converted into the right to receive 10.68 shares of common stock, no par value of Telpro.

     Consummation of the merger is subject to certain conditions, including amount other things, approval of the merger and other related transaction by the shareholders of Telpro.

                         Report of Independent Auditors



To the Board of Directors
INTERLEISURE, S. A.

We have audited the accompanying balance sheet of Interleisure, S. A. as of December 31, 2000 and 1999, and the related statements of operations, cash flow and changes in equity for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures on the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Interleisure, S. A., as of December 31, 2000 and 1999, the changes in its operations and its cash changes for the years then ended in conformity with generally accepted accounting principles.



                               Francisco & Asociados-Ernst & Young International

June 4, 2001

                               INTERLEISURE, S. A.
                          (A development stage company)

                                  Balance Sheet
                                  -------------



                                                            December 31
                                                      2000               1999
                                                   -----------------------------
                                                         (In US$ dollars)
Assets
Current:
  Cash                                                  206                 503
  Accounts receivable (Note 3)                       68,819             118,768
                                                    -------             -------

Total current assets                                 69,025             119,271

Furniture                                            36,974                 583
Less - accumulated depreciation                      (2,289)               (116)
                                                    -------             -------
                                                     34,685                 467
Improvements in property                              3,637                  --
Deposits                                                724                 750
                                                    -------             -------
Total assets                                        108,071             120,488
                                                    =======             =======

                               INTERLEISURE, S. A.
                          (A development stage company)


                            Balance Sheet (continued)


                                                             December 31
                                                        2000             1999
                                                     ---------------------------
                                                         (In US$ dollars)
                                   Liabilities
                                   -----------
  Current:
  Banking overdraft                                       1,720              --
  Accounts payable and accruals:
    Shareholders (Note 5)                               778,667         408,391
    Others (Note 4)                                     431,402          16,385
                                                      ---------        --------
Total current liabilities                             1,211,789         424,776

Commitments and contingencies (Note 8)

Shareholders' equity :
  Common shares US$6.25 per value
  Authorized: 50,000
  Issued: 40,000                                        250,000         250,000
Deficit accumulated during the development stage     (1,353,718)       (554,288)
                                                     ----------        --------
Total shareholders' equity                           (1,103,718)       (304,288)
                                                     ----------        --------
Total shareholders' equity and liabilities              108,071         120,488
                                                     ==========        ========





See notes to the financial statements.




                               INTERLEISURE, S. A.
                          (A development stage company)


                             Statement of Operations
                                                                                 Inception
                                                                               June 17, 1996
                                                Year ended December 31         To December 31,
                                                2000             1999                2000
                                               ------           ------         ---------------
                                                   (In US$ dollars)
Expenses

Research and development                        489,373                            489,373
General and administrative expenses             306,726         552,134            858,860
Foreign currency translation                      3,331           2,154              5,485
                                               --------        --------         ----------
      Net loss                                 (799,430)       (554,288)        (1,353,718)
                                               ========        ========         ==========




See notes to the financial statements.

                                               INTERLEISURE, S. A.
                                          (A development stage company)


                                              Statement of Cash Flows



                                                                                                     Inception
                                                              Year ended December 31,              June 17, 1996
                                                             2000               1999            To December 31, 2000
                                                          ------------------------------        --------------------
                                                                (In US$ dollars)
Cash from operating activities
Net loss                                                  (799,430)           (554,288)              (1,353,718)
Net changes in assets and liabilities:
    Accumulated depreciation                                 2,173                 116                    2,289
    Accounts receivable                                     49,949            (118,768)                 (68,819)
    Deposits                                                    26                (750)                    (724)
    Accounts payable and accruals                          415,017              16,385                  431,402
                                                          --------            --------               ----------
Net cash provided by operating activities                 (332,265)           (657,305)                (989,570)

Cash from investing activities
Acquisition of Improvements in furniture and
equipment                                                  (40,028)            (23,811)                 (63,839)
Withdrawal of fixed assets                                     --               23,228                   23,228
                                                          --------            --------               ----------
Net cash used in investing activities                      (40,028)               (583)                 (40,611)

           Cash from financing activities
Proceeds from common stock                                                     250,000                  250,000
Accounts payable-shareholders                              370,276             408,391                  778,667
Bank Overdraft                                               1,720                 --                     1,720
                                                          --------            --------               ----------
Net cash provided by financing activities                  371,996             658,391                1,030,387
                                                          --------            --------               ----------

Net increase (decrease) in cash                               (297)                503                      206
Cash at the beginning of the year                              503                 --                       --
                                                          --------            --------               ----------

Cash at the end of the year                                    206                 503                      206
                                                          ========            ========               ==========



See notes to the financial statements.


                                  INTERLEISURE, S. A.
                             (A development stage company)

                            Statement of Changes in Equity

                        Years ended December 31, 2000 and 1999
                   And Inception, June 17, 1996 to December 31, 2000

                                                               Deficit
                                                              Accumulated
                                                                During
                                    Issued     Outstanding    Development
                                    Shares       Capital         Stage          Total
                                    ------     -----------    -----------     ----------
Common stock issued at
$6.25 per share                     40,000       250,000              --         250,000
Net loss for the year                   --            --        (554,288)       (554,288)
                                    ------       -------        --------        --------

Balance at December 31, 1999        40,000       250,000        (554,288)       (304,288)

Net loss for the year                   --            --        (799,430)       (799,430)
                                    ------       -------      ----------      ----------
Balance at December 31, 2000        40,000       250,000      (1,353,718)     (1,103,718)
                                    ======       =======      ==========      ==========



See notes to the financial statements.

                               INTERLEISURE, S. A.
                          (A development stage company)


                          Notes to Financial Statements

December 31, 2000


1.   BUSINESS DESCRIPTION

Interleisure, S.A. is a company established on June 17, 1996 under the laws of the Dominican Republic with the legal name of Tenedora Eligio, S.A. This name was then changed to Interleisure, S.A. The company is mainly dedicated to the development of interactive softwares. The purpose of these softwares is to provide a global web and scalable platform for an interactive multimedia of communication services of real time for websites. These services will allow the websites, conference of their clients and distribution partners. These services, also, will allow the final users to conduct meetings and share software application documents, presentations and other contents on the Internet using a standard web explorer. The services have been designed to help the clients and distribution partners to improve their productivity, efficiency and distinguish their offers of products and services, and diversify their profits.

On May 21, 2001 the Company registered at the National Authorities of Intellectual Property the name of the software "Interleisure Suite of Programs / Suite de Programas Interleisure, S. A. (Registration number 00084)

Due to the fact that the company is only dedicated to the development of softwares, which are not yet concluded, the Company is a development stage company.


2.   ACCOUNTING POLICIES

PRESENTATION BASIS

The company maintains its registers and prepares statutory financial statements in accordance with the tax and accounting legislation of the Dominican Republic. Being used the accounting principles issued by the International Committee of Accounting Standards, the accompanying financial statements have been prepared from the Dominican accounting registers for presentations in accordance with accounting principles accepted in the United States (U.S. GAAP).

Currency in which the figures of the financial statements are expressed

Almost all the company's assets and liabilities expressed in RD$ Dominican pesos.

Most of the accounting principles generally accepted in the United States are also generally accepted by the auditors' firm and the commercial companies organized in the Dominican Republic. The Company's financial statements are prepared in RD$ Dominican pesos and converted to US$ dollars in the following way:

a) Monetary Assets and Liabilities are converted using the official exchange rate at the end of the fiscal year (US$1=RD$16.58 in 2000 and US$1=RD$15.92 in 1999).

                               INTERLEISURE, S. A.

                                December 31, 2000

2.   ACCOUNTING POLICIES (continued)

b) Non Monetary Assets and Liabilities are converted using the official exchange rate at the date that the transaction occurred.

The foreign currency translation effects are included in the statement of operations.

FURNITURE AND EQUIPMENT

The furniture and equipment are recorded at their acquisition cost and are depreciated using the straight-line method.

IMPROVEMENTS IN PROPERTY

The improvements in property are amortized in 5 years using the straight-line method.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.   ACCOUNTS RECEIVABLE


A detail of this account in as follows:

                                                      2000              1999
                                                     ------------------------
                                                         (In US$ dollars)

Employees                                             5,573             6,562
Advances to suppliers                                 1,145            11,946
Others                                               62,101           100,260
                                                     ------------------------
                                                     68,819           118,768
                                                     ========================

                               INTERLEISURE, S. A.

                                December 31, 2000

4.   OTHER ACCOUNTS PAYABLE AND ACCRUALS

                                                      2000              1999
                                                     ------------------------
                                                         (In US$ dollars)

Suppliers (*)                                        430,417           13,919
Withholdings and accumulations                           525              525
Others                                                   460            1,941
                                                     ------------------------
                                                     431,402           16,385
                                                     ========================

(*) As of December 31, 2000, this account includes amounts payable to Mr. Dan Spence of US$200,000 for the acquisition of software in progress and of US$183,935 for consulting fees incurred is its transformation.

5.   ACCOUNTS PAYABLE TO SHAREHOLDERS

A detail of this account is as follows:

                                                      2000              1999
                                                     ------------------------
                                                         (In US$ dollars)

Robert Russell                                       775,885          404,472
Paul Egan                                              2,782            3,919
                                                     ------------------------
                                                     778,667          408,391
                                                     ========================


The accounts payable to shareholders are unsecured, have no fixed due date, and do not bear interest. Management intends to retire the amounts payable when the company is able to sell common stock or achieve profitable operations.

6.   LEGAL RESERVE

In accordance with the Commercial Code of the Dominican Republic, all limited liabilities companies are require to take at least 5% of their net income to create a legal reserve. This requirement is an obligation that the company has until this reserve has reached a 10% of the subscribed and paid-in capital. This reserve is not available for the payment of dividends.

                               INTERLEISURE, S. A.

                                December 31, 2000


7.   PARTICIPATION IN BENEFITS

The local law requires that companies distribute of ten percent (10%) of their net income before taxes to employees. This distribution is individually limited to the equivalent of 60 days of ordinary salaries for those employees who have worked three years or more for the company, and of 45 days of ordinary salaries for those employees who have worked less than three years. This distribution should be made within the 120 days after the end of the fiscal year.


8.   COMMITMENTS AND CONTINGENCIES

SEVERANCE BENEFITS

The local regulations require that employers pay severance benefits to employees that are fired without a justified cause and other reasons indicated on the labor code. The value of this compensation depends on several factors, such as the time that the employee has worked for the company. The company considers that it is not necessary to register a provision to cover the concept of severance benefits because the payments for this concept will be charged to expenses in the period they are executed.


9.   FINANCIAL STATEMENTS PRESENTATION

Some of the figures in the financial statements as of December 31, 1999 have been re-classified to be in accordance with the presentation of financial statements as of December 31, 2000.

                         PRO FORMA FINANCIAL STATEMENTS


     The following pro forma selected financial statements based upon the historical financial statements of Telpro, adjusted for the Interleisure merger, and other transactions. The unaudited pro forma combined condensed statement of operations for the three months ended June 30, 2001 and the year ended March 31, 2001 is presented as if the Interleisure merger and other transactions had occurred on April 1, 2000. The unaudited pro forma combined balance sheet at June 30, 2001 is presented as if the Interleisure merger had occurred on June 30, 2001.

     The summary unaudited pro forma combined condensed financial statements are for illustrative purposes only and does not necessarily indicate the operating results or financial position that would have been achieved had the Interleisure merger and other transactions been completed as of the dates indicated or of the results that may be obtained in the future. In addition, the statements do not reflect synergies that might be achieved from combining these operations.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET AT JUNE 30, 2001

                                                          Telpro    Interleisure   Adjustments      Consolidated
                                                        ----------  ------------   -----------      ------------
       Assets:
       Current assets.................................  $    1,793   $   69,517                      $   71,310
       Property and equipment, net....................                   30,079                          30,079
       Other..........................................                    2,501                           2,501
                                                                     ----------                      ----------
       Total assets...................................  $    1,793   $  102,097    $        0        $  103,890

       Liabilities and Stockholders Deficiency:
       Current liabilities............................  $  722,208   $1,293,825                      $2,016,033
       Common stock...................................     733,768      237,388    (1,454,183)(2)      (483,027)
       Accumulated deficit............................  (1,454,183)  (1,429,116)    1,454,183 (2)    (1,429,116)
                                                        ----------   ----------    ----------        -----------
       Total liabilities and stockholders
       deficiency.....................................  $    1,793   $  102,097    $        0        $  103,890


UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THREE MONTHS ENDED JUNE 30, 2001

                                                          Telpro    Interleisure   Adjustments      Consolidated
                                                        ----------  ------------   -----------      ------------

       Revenues.......................................  $      -0-   $      -0-                      $      -0-
       Expenses:
       General and administrative.....................      33,286       98,812                         132,098
       Research and development.......................         -0-          -0-
       Foreign currency translation...................         -0-          -0-                             ---
                                                        ----------   ----------                      ----------
       Net income (loss)..............................    ($33,286)    ($98,812)                      ($132,098)

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR YEAR ENDED MARCH 31, 2001

                                                          Telpro    Interleisure   Adjustments      Consolidated
                                                        ----------  ------------   -----------      ------------
       Revenues.......................................    $81,509    $     -0-     ($75,000)(1)      $   6,509
       Expenses:
       General and administrative.....................     67,501      306,726                         374,227
       Research and development.......................        -0-      489,373                         489,373
       Foreign currency translation...................        -0-        3,331                           3,331
                                                          -------    ---------      ---------        ---------
       Net income (loss)..............................    $14,008    ($799,430)      ($75,000)       ($860,422)

-----------------
(1)  Intercompany fee is being eliminated

(2)  Equity at acquisition is eliminated